                                                                   EXHIBIT 10.24

--------------------------------------------------------------------------------

                             HUNTSMAN MASTER TRUST


                               POOLING AGREEMENT


                                     Among


                       HUNTSMAN RECEIVABLES FINANCE LLC,
                                  as Company


                            HUNTSMAN (EUROPE) BVBA,
                              as Master Servicer


                                      and


                      CHASE MANHATTAN BANK (IRELAND) plc,
                                  as Trustee


                         Dated as of December 21, 2000

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                Page
ARTICLE I        DEFINITIONS..................................................................................     2

         SECTION 1.01.    Definitions.........................................................................     2

         SECTION 1.02.    Other Definitional Provisions.......................................................     2

ARTICLE II       PARTICIPATION IN RECEIVABLES;  REPRESENTATIONS, WARRANTIES AND COVENANTS.....................     3

         SECTION 2.01.    Participation.......................................................................     3

         SECTION 2.02.    Acceptance by Trustee...............................................................     9

         SECTION 2.03.    Representations and Warranties of the Company.......................................     9

         SECTION 2.04.    Representations and Warranties of the Company Relating to the Receivables...........    14

         SECTION 2.05.    Adjustment Payment for Ineligible Receivables.......................................    15

         SECTION 2.06.    Purchase of Investor Certificateholders' Interest in the Participation..............    16

         SECTION 2.07.    Affirmative Covenants of the Company................................................    17

         SECTION 2.08.    Negative Covenants of the Company...................................................    28

         SECTION 2.09.    Addition of Approved Currency, Approved Originator and Addition of Approved
                          Obligor Country.....................................................................    32

         SECTION 2.10.    Removal and Withdrawal of Originators and Approved Originators......................    35

ARTICLE III      RIGHTS OF HOLDERS AND ALLOCATION  AND APPLICATION OF COLLECTIONS.............................    36

         SECTION 3.01.    Establishment of the Company Concentration Accounts, Series Concentration
                          Accounts, Stamp Duty Reserve Accounts and General Reserve Accounts; Certain
                          Payments and Allocations............................................................    36

ARTICLE IV       ARTICLE IV IS RESERVED AND MAY BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO THE
                 SERIES RELATING THERETO......................................................................    44

ARTICLE V        THE INVESTOR CERTIFICATES AND EXCHANGEABLE COMPANY INTEREST..................................    44

         SECTION 5.01.    The Investor Certificates...........................................................    44
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                                       i
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                               TABLE OF CONTENTS

                                  (continued)

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
         SECTION 5.02.    Authentication of Certificates.................................................    45

         SECTION 5.03.    Registration of Transfer and Exchange of Investor Certificates.................    46

         SECTION 5.04.    Additional Issuance of Certificates............................................    48

         SECTION 5.05.    Mutilated, Destroyed, Lost or Stolen Investor Certificates.....................    48

         SECTION 5.06.    Persons Deemed Owners..........................................................    48

         SECTION 5.07.    Appointment of Paying Agent....................................................    49

         SECTION 5.08.    Access to List of Investor Certificateholders' Names and Addresses.............    50

         SECTION 5.09.    Authenticating Agent...........................................................    50

         SECTION 5.10.    Tax Treatment..................................................................    52

         SECTION 5.11.    Exchangeable Company Interest..................................................    52

         SECTION 5.12.    Book-Entry Certificates........................................................    55

         SECTION 5.13.    Notices to Clearing Agency.....................................................    56

         SECTION 5.14.    Definitive Certificates........................................................    56

         SECTION 5.15.    Securities Act Restrictions....................................................    56

ARTICLE VI       OTHER MATTERS RELATING TO THE COMPANY...................................................    57

         SECTION 6.01.    Liability of the Company.......................................................    57

         SECTION 6.02.    Limitation on Liability of the Company.........................................    57

         SECTION 6.03.    Merger or Consolidation of, or Assumption of the Obligations of, Huntsman
                          International or Certain of Its Affiliates.....................................    57

ARTICLE VII      EARLY AMORTIZATION EVENTS...............................................................    59

         SECTION 7.01.    Early Amortization Events......................................................    59

         SECTION 7.02.    Additional Rights upon the Occurrence of Certain Events........................    60

ARTICLE VIII     THE TRUSTEE.............................................................................    61

         SECTION 8.01.    Duties of Trustee..............................................................    61

         SECTION 8.02.    Rights of the Trustee..........................................................    63

                                      ii
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                               TABLE OF CONTENTS

                                  (continued)

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
         SECTION 8.03.      Trustee Not Liable for Recitals.................................................    65

         SECTION 8.04.      Trustee May Own Investor Certificates...........................................    65

         SECTION 8.05.      Trustee's and the Liquidation Servicer's Fees and Expenses......................    66

         SECTION 8.06.      Eligibility Recitals............................................................    66

         SECTION 8.07.      Resignation or Removal of Trustee...............................................    67

         SECTION 8.08.      Successor Trustee...............................................................    67

         SECTION 8.09.      Merger or Consolidation of Trustee..............................................    68

         SECTION 8.10.      Appointment of Co-Trustee or Separate Trustee...................................    68

         SECTION 8.11.      Tax Returns.....................................................................    70

         SECTION 8.12.      Trustee May Enforce Claims Without Possession of Investor Certificates..........    70

         SECTION 8.13.      Suits for Enforcement...........................................................    70

         SECTION 8.14.      Rights of Investor Certificateholders to Direct Trustee.........................    71

         SECTION 8.15.      Representations and Warranties of Trustee.......................................    71

         SECTION 8.16.      Maintenance of Office or Agency.................................................    71

         SECTION 8.17.      Limitation of Liability.........................................................    72

ARTICLE IX        TERMINATION...............................................................................    72

         SECTION 9.01.      Termination of Trust............................................................    72

         SECTION 9.02.      Optional Purchase and Final Termination Date of Investor Certificates of
                            Any Series......................................................................    73

         SECTION 9.03.      Final Payment with Respect to Any Series........................................    74

         SECTION 9.04.      The Company's Termination Rights................................................    75

ARTICLE X         MISCELLANEOUS PROVISIONS..................................................................    76

         SECTION 10.01.     Amendment.......................................................................    76

         SECTION 10.02.     Protection of Right, Title and Interest to Trust................................    77

         SECTION 10.03.     Governing Law...................................................................    78

         SECTION 10.04.     Notices.........................................................................    79

         SECTION 10.05.     Severability of Provisions......................................................    80

                                      iii
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                               TABLE OF CONTENTS

                                  (continued)

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
                                                                                                         Page
         SECTION 10.06.     Assignment.................................................................    80

         SECTION 10.07.     Investor Certificates Nonassessable and Fully Paid.........................    80

         SECTION 10.08.     Further Assurances.........................................................    80

         SECTION 10.09.     No Waiver; Cumulative Remedies.............................................    80

         SECTION 10.10.     Counterparts...............................................................    81

         SECTION 10.11.     Third-Party Beneficiaries..................................................    81

         SECTION 10.12.     Actions by Investor Certificateholders.....................................    81

         SECTION 10.13.     Merger and Integration.....................................................    81

         SECTION 10.14.     Headings...................................................................    81

         SECTION 10.15.     No Setoff..................................................................    81

         SECTION 10.16.     No Bankruptcy Petition.....................................................    82

         SECTION 10.17.     Limitation of Liability....................................................    82

         SECTION 10.18.     Certain Information........................................................    82

         SECTION 10.19.     Responsible Officer Certificates; No Recourse..............................    83

                                   EXHIBITS

Exhibit A            Form of Company Annual Opinion of Counsel
Exhibit B            Form of Daily Report
Exhibit C            Form of Monthly Settlement Report

                                   SCHEDULES

Schedule 1 Identification of the (A) Company Concentration Accounts (B) Series Concentration Accounts and subaccounts and (C) Collection Accounts and Master Collection Accounts and (D) Company Receipts Accounts
Schedule 2           Location of Chief Executive Office of the Company
Schedule 3           Receivables Specification and Exception Schedule
Schedule 4           Business Day/Local Business Day Schedule

                                      ANNEX

               Annex X    Definitions

POOLING AGREEMENT dated as of December 21, 2000 among HUNTSMAN RECEIVABLES FINANCE LLC, a limited liability company organized under the laws of the State of Delaware (the "Company") HUNTSMAN (EUROPE) BVBA, a corporation organized
                  -------
under the laws of Belgium (in its capacity as master servicer, the "Master
                                                                    ------
Servicer"), CHASE MANHATTAN BANK (IRELAND) plc, a banking institution organized
--------
under the laws of Ireland, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee").
                        -------

                             W I T N E S S E T H:

          WHEREAS, as of the date of this Pooling Agreement, (i) Huntsman International LLC, as buyer, Tioxide Americas Inc., Huntsman Propylene Oxide Ltd. and Huntsman International Fuels L.P., (each a "U.S. Originator" and
                                                     ---------------
together the "U.S. Originators") have entered into a Receivables Purchase
              ----------------
Agreement (as amended, supplemented or otherwise modified from time to time, the "U.S. Receivables Purchase Agreement") relating to the sale of Receivables
 -----------------------------------
originated by Tioxide Americas Inc., Huntsman Propylene Oxide Ltd. and Huntsman International Fuels L.P., (ii) Huntsman International LLC, as buyer, and Tioxide Europe Limited and Huntsman Petrochemicals (UK) Limited (each, a "U.K.
                                                                  ----
Originator" and together, the "U.K. Originators") have entered into a
----------                     ----------------
Receivables Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the "U.K. Receivables Purchase Agreement") relating to the
                        -----------------------------------
sale of Receivables originated by the U.K. Originators, (iii) Huntsman International LLC, as buyer, and Huntsman ICI Holland BV (the "Dutch Originator"
                                                               ----------------
and together with the U.K. Originators, the "European Originators") have entered
                                             --------------------
into a Receivables Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the "Dutch Receivables Purchase Agreement") relating
                                 ------------------------------------
to the sale of Receivables originated by the Dutch Originator, (iv) the Company and Huntsman International LLC, as contributor, have entered into a Contribution Agreement (as amended, supplemented or otherwise modified from time to time, the "Contribution Agreement" and together with the U.S. Receivables Purchase
 ----------------------
Agreement, the U.K. Receivables Purchase Agreement and the Dutch Receivables Purchase Agreement, the "Origination Agreements") pursuant to which Huntsman
                         ----------------------
International LLC (also, a "U.S. Originator") contributes the  Receivables it
                            ---------------
purchased from the U.S. Originator and the European Originators as well as the Receivables originated by it and (v) the Company, the Master Servicer, the Liquidation Servicer, the Local Servicers and the Trustee have entered into a Servicing Agreement (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") pursuant to which, among other things, the
           -------------------
Master Servicer will appoint each of the U.S. Originators, the U.K. Originators and the Dutch Originator (collectively, the "Originators") as a local servicer
                                             -----------
(in such capacity, a "Local Servicer") for the Receivables generated by such
                      --------------
Originator and contributed to the Company;

          WHEREAS, the parties hereto have entered into this Pooling Agreement in order to create a master trust to which the Company will grant a Participation in (without effecting any transfer or conveyance of any right, title or interest hereunder) all of its right, title and interest in, to and under the Receivables, Related Property and other Participation Assets now or hereafter owned by the Company and such master trust shall, from time to time at the direction of the Company (or the Master Servicer on its behalf), issue one or more Series of Investor Certificates, representing interests in such Participation as specified in the Supplement related to such Series;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  Definitions.  Capitalized terms used herein shall,
                         -----------
unless otherwise defined or referenced herein, have the meanings assigned to such terms in Annex X attached hereto which Annex X is incorporated by reference
              -------                       -------
herein.

          SECTION 1.02.  Other Definitional Provisions.
                         -----------------------------

               (a) All terms defined or incorporated by reference in this Agreement, the Servicing Agreement or in any Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

               (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or incorporated by reference herein, and accounting terms partly defined herein or incorporated by reference herein to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein or incorporated by reference herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein or incorporated by reference herein shall control.

               (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Exhibit and Appendix references contained in this Agreement are references to Sections, subsections, Schedules, Exhibits and Appendices in or to this Agreement unless otherwise specified.

               (d) The definitions contained herein or incorporated by reference herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

               (e) Where a definition contained herein or incorporated by reference herein specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating the specific Series or Class to which such definition shall apply.

               (f) Where reference is made in this Agreement or any related Supplement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Annex X attached hereto) of such Receivables.
                        -------

               (g) Any reference herein or in any other Transaction Document to a provision of the Bankruptcy Code, Code, ERISA, 1940 Act or the UCC shall be deemed a reference to any successor provision thereto.

               (h) Any reference herein to a Schedule, Exhibit or Appendix to this Agreement shall be deemed to be a reference to such Schedule, Exhibit or Appendix as it may be amended, modified or supplemented from time to time to the extent that such Schedule, Exhibit or Appendix may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule, Exhibit or Appendix) in compliance with the terms of the Transaction Documents.

               (i) Any reference herein to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

               (j) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

                                  ARTICLE II

                         PARTICIPATION IN RECEIVABLES;
                         ------------------------------
                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          SECTION 2.01.  Participation.
                         -------------

               (a)    Grant of Participation.  By execution and delivery of this
                      ----------------------
Agreement the Company, as beneficial owner of the Receivables and the Collections, grants to the Trust a participation (the "Participation") in and to
                                                       -------------
all proceeds of, or payments in respect of, any and all of the following ("Participation Amounts"):
-----------------------

                      (i) the Receivables contributed to the Company by Huntsman International from time to time prior to but not including the Trust Termination Date;

                      (ii)    the Related Property;

                      (iii)   all Collections;

                      (iv)    FX Hedging Agreements;

                      (v) all rights (including rescission, replevin or reclamation) relating to any Receivable or arising therefrom;

                      (vi) each of the Origination Agreements, the Collection Account Agreements and the Servicing Agreement, including in respect of each agreement, (A) all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise,
               (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (E) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (all of the foregoing set forth in subclauses (v) (A) through (E), inclusive, the "Transferred
                                                               -----------
               Agreements");
               ----------

                      (vii) the Collection Accounts and Master Collection Accounts, including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Accounts and Master Collection Accounts or any funds and other evidences of payment held therein, (B) all investments of such funds held in the Collection Accounts and Master Collection Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for the then existing Collection Accounts and Master Collection Accounts and (D) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the then existing Collection Accounts and Master Collection Accounts; and

                      (viii) the Company Concentration Accounts, including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing the Company Concentration Accounts or any funds and other evidences of payment held therein, (B) all investments of such funds held in the Company Concentration Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for the then existing Company Concentration Accounts, and (D) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the then existing Company Concentration Accounts;

                      (ix) the Stamp Duty Reserve Accounts, including all funds and other evidences of payment held therein with respect to proceeds from Eligible Investments;

                      (x) the General Reserve Accounts, including all funds and other evidences of payment held therein with respect to proceeds from Eligible Investments; and

                      (xi) all proceeds of or payments in respect of any and all of the foregoing clauses (i) through (vi) (including proceeds that constitute property of the types described in clause (vi) above and including Collections.

               Such assets described in the foregoing clauses (i) through (x), shall constitute the "Participation Assets".

          Pursuant to the Participation, the Company shall, upon receipt by it of any Participation Amounts, pay to the Trustee in accordance with the terms hereof an amount calculated by reference to such Participation Amount and equal to such amount as is required to be so paid pursuant to Section 3.01(d)(iv).
                                                        -------------------

          The obligation of the Company to pay to the Trustee amounts calculated by reference to each Participation Amount shall constitute an obligation to account for and pay such amounts so calculated to the Trustee and shall not constitute, and shall not be construed as, the repayment or discharge of any loan or advance or the payment of any amount by way of interest or of an obligation to account for such Participation Amounts thereunder (but rather to pay amounts calculated by reference thereto) and, notwithstanding any of the other provisions of this Agreement, the Participation shall not constitute or effect any transfer or conveyance of any right, title or interest in or to any of the Participation Assets subject to the security interest granted hereunder to the Trustee. Notwithstanding any of the said provisions, the Company shall continue to be the beneficial owner of the Receivables and the Collections, subject only to the security interest granted under subsection 2.01(b) by the
                                                    ------------------
Company to the Trustee on behalf of the Trust.

               (b)    Grant of Security Interest. The Company hereby grants to
                      --------------------------
the Trustee for the benefit of the Holders to secure the Company Obligations a continuing perfected first priority security interest in all of the Company's present and future right, title and interest in, to and under the Receivables contributed by the Contributor to the Company and the Receivables Assets related thereto and its beneficial right and title in and to the Company Concentration Accounts, and agrees that this Agreement shall be deemed to constitute a security agreement under applicable law in favor of the Trustee, for the benefit of the Investor Certificateholders.

          The security interest granted in favor of the Trust pursuant to this subsection 2.01(b) shall be granted to the Trustee, on behalf of the Trust, and
------------------
each reference in this Agreement to such security interest shall be construed accordingly. In connection with the foregoing security interest, each of the Company, and the Master Servicer agrees to deliver to the Trustee each Participation Asset evidencing a Receivable or any Related Property with respect thereto (including any original document or instrument necessary to effect or to perfect such security interest) in which the participation and security interest is being perfected under the relevant UCC or otherwise by possession and not by filing a financing statement or similar document. Without limiting the generality of the foregoing sentence, each of the Company and the Master Servicer hereby agrees to deliver or cause to be delivered to the Trustee an original of (i) any promissory note or other instrument evidencing a Receivable pledged to the Trust and (ii) any chattel paper evidencing a Receivable pledged to the Trust or to stamp any such promissory note or other instrument or chattel paper in large block lettering with the following language: "THIS PROMISSORY NOTE/CHATTEL PAPER IS SUBJECT TO THE LIEN OF THE TRUSTEE PURSUANT TO THE POOLING AGREEMENT DATED AS OF DECEMBER , 2000, AMONG HUNTSMAN RECEIVABLES FINANCE LLC, HUNTSMAN (EUROPE) B.V.B.A., AND CHASE MANHATTAN BANK (IRELAND) plc".

          The foregoing grant of the Participation and the security interest does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee, any Investor Certificateholder or the Company, in their capacity as a Holder, of any obligation of the Master Servicer, the Company, an Originator or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor.

          In this Agreement, notwithstanding any of the other provisions of this Agreement or any of the Transaction Documents:

                      (i) all references to the Company having an interest in Receivables or Collections shall be construed as references to the Company being the sole beneficial owner of such Receivables and Collections, subject only to the security interest granted by the Company under Section 2.01;
                                 ------------

                      (ii) all references to the Trustee or Investor Certificateholders having any entitlement to or interest in any Receivables or Collections shall be construed as references to their having a right of participation and a security interest as provided for in Section 2.01 and all references to their having a
                               ------------
               right to receive Collections or to Collections being received or held for their benefit shall be construed as references to their having a right to receive amounts calculated by reference to Collections pursuant to the participation granted hereunder and to such amounts being received or held for their benefit;

                      (iii) all references to the Trustee allocating to the Company any Collections or distributing or transferring any amount to the Company (whether by transfer to any Company Receipts Account or otherwise) from a Company Concentration Account shall be construed as references to the Trustee making such allocations, distributions and transfers by way of release of such amounts from the security interest created under Section
                                                                        -------
               2.01 in recognition of the payment by the Company in whole or in
               ----
               part of amounts payable by it under the Participation granted under Section 2.01(a) above;
                     ------------
                      (iv) all references to the Trustee transferring any amounts from any Company Concentration Account to any Series Concentration Account shall be construed as references to the Trustee making such transfers (with the written authority of the Company) pursuant to the Company's obligation to make payments to the Trustee for the benefit of the Investor Certificateholders pursuant to the Participation granted under Section 2.01(a);
                                                           ---------------

                      (v) all references to the Trustee allocating to the Company any Series Amounts (or parts thereof) or making any distribution to the Company from any Series Concentration Account or subaccount thereof or transferring any amount from any Series Concentration Account to any Company Receipts Account shall be construed as references to the Trustee making such allocations, distributions and transfers on behalf of the relevant Series (and out of funds beneficially owned by the Series) in consideration of the granting by the Company to the Trustee of the Participation described in Section 2.01(a) (such consideration
                                          ---------------
               being in addition, where applicable, to the payment of the Initial Invested Amount in accordance with Section 5.02);
                                                          ------------

                      (vi) it is hereby acknowledged that any Series Amounts shall be held by the Trustee for the account of Investor Certificateholders of the relevant Series (as the beneficial owners thereof), subject to the Trustee being hereby authorized by the relevant Series to apply such amounts on behalf of the Series in accordance with the provisions of the Transaction Documents. Accordingly, all references to the Company having any interest in any Series Amounts shall be construed as references to the

               Company being entitled to the benefit of the allocations, distributions and transfers referred to in (v) above;

                      (vii) all references to the Company purchasing any interest in Receivables or Collections from the Trustee or any Certificateholders including (without limitation) any such references contained in Section 2.06 and 9.02 shall be construed as references to the Company discharging all or part (as appropriate) of its obligations in respect of the participation granted by it in respect of such Receivables and Collections and thereby procuring a corresponding release, to the same extent, of any related security interest granted by it in respect of such Receivables and Collections;

                      (viii) any (a) requirement on the Company to deal or not to deal with Receivables or Collections in any particular way and any restrictions on the exercise by the Company of any of its continuing rights of beneficial ownership in respect of the Receivables and Collections and (b) authority given by the Company to the Trustee in relation to any Collection Account and any Company Concentration Account shall be taken as forming part of the security interest granted to the Trustee hereunder for the benefit of the Investor Certificateholders (which interest secures the obligations of the Company under the participation granted by it hereunder) and shall subsist only for so long as the said security interest subsists and until the same is fully discharged;

                      (ix) all references to the Company agreeing to decrease the amount of its Exchangeable Company Interest by any amount (the "Relevant Amount") shall be taken to be references to
                            ---------------
               the Company agreeing to pay the Relevant Amount pursuant to the Participation granted under Section 2.01(a) (in addition to any
                                           ---------------
               other amounts payable by the Company pursuant thereto) on the earliest occasion when sufficient Collections are available for that purpose;

                      (x) all references to the Trustee or Investor Certificateholders having any interest in any Participation Amounts shall be taken to be references to the rights of the Trustee, as against the Company, to receive payments from the Company (for the benefit of the Investor Certificateholders) pursuant to the Participation granted under Section 2.01(a), such rights being secured by the security interest granted by the Company hereunder in relation to the Participation Amounts; and

                      (xi) it is acknowledged that there shall be no loan by any Investor Certificateholders of any Series to the Trustee or the Company and that any indebtedness owed by the Company to the

               Trustee shall be by way of Participation in relation to the Receivables and is not in respect of any borrowing by the Company or by the Trustee on behalf of the Company. Accordingly, any references in this Agreement or any Supplement to amounts being distributable by the Trustee to the Investor Certificateholders in respect of amounts described as "interest" or "principal" (and all like expressions) shall be construed as references to amounts which the Investor Certificateholders are entitled to receive in their capacity as holders of fractional undivided interests in the relevant Participation, being amounts which are calculated primarily by reference to costs and outgoings which are (or are expected to be) incurred by Investor Certificateholders in funding their acquisition and holding of said interests.

In connection with its grant of the Participation the Company further agrees, at its own expense, on each Receivables Purchase Date, (A) to direct (or cause the Master Servicer to direct) each Originator to identify on its extraction records relating to Receivables from its master database of receivables, that the Receivables have been conveyed to Huntsman International pursuant to one of the Origination Agreements and (B) to direct the Master Servicer to maintain a record-keeping system that will clearly and unambiguously indicate, in the Master Servicer's files maintained on behalf of the Company that such Receivables have been contributed by the Huntsman International to the Company and a Participation and a security interest have been granted by the Company to the Trust for the benefit of the Holders and (C) to deliver or transmit or cause the Master Servicer on behalf of the Company to deliver or transmit to the Trustee a Daily Report containing at least the information specified in Exhibit
                                                                        -------
B as to all Receivables, as of each related Receivables Contribution Date.
-

          SECTION 2.02.  Acceptance by Trustee.
                         ---------------------

               (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of the Participation and security interest granted to the Trust pursuant to Section 2.01 and declares that it shall maintain such security
            ------------
interest, upon the trust herein set forth, for the benefit of all Holders. The Trustee shall maintain an electronic copy of each Daily Report and Monthly Settlement Report, as delivered pursuant to Section 2.01 and Section 3.01(h) at
                                            ------------     ---------------
the Corporate Trust Office.

               (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          SECTION 2.03.  Representations and Warranties of the Company.  The
                         ---------------------------------------------
Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Holders, as of the Effective Date and as of the Issuance Date of each Series, that:

               (a)    Organization; Powers.  It (i) is duly formed, validly
                      --------------------
existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect with respect to it and (iv) has the limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, each of the other Transaction Documents to which it is a party and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party.

               (b)    Authorization.  The execution, delivery and performance by
                      -------------
it of each of the Transaction Documents to which it is a party and the performance of the Transactions (i) have been duly authorized by all requisite company and, if applicable and required, Shareholder action and (ii) will not
(A) violate (1) any Requirement of Law applicable to it or (2) any provision of any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its property is or may be bound, or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by it (other than any Lien created hereunder or Permitted Liens).

               (c)    Enforceability.  This Agreement has been duly executed and
                      --------------
delivered by it and constitutes, and each other Transaction Document to which it is a party when executed and delivered by it will constitute, a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

               (d)    Governmental Approvals.  No action, consent or approval
                      ----------------------
of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transaction Documents, except for (i) the filing of UCC financing statements (or similar filings) in any applicable jurisdictions necessary to perfect the Trust's ownership and security interest in the Receivables and (ii) such as have been made or obtained and are in full force and effect; provided, that it makes no representation or warranty as to whether any action, consent, or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the distribution of the Certificates and Interests.

               (e)    Litigation; Compliance with Laws.
                      --------------------------------

                      (i) there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to its knowledge, threatened against it or affecting it or any of its properties, revenues or rights (i) in connection with the execution and delivery of the Transaction Documents and the consummation of the Transactions contemplated thereunder, (ii) which could reasonably be expected to materially affect adversely the income tax or franchise tax attributes of the Trust under the United States federal or any state or franchise tax systems or
               (iii) for which there exists a reasonable likelihood of an outcome that would result in a Material Adverse Effect with respect to it;

                      (ii) it is not in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, which would reasonably be expected to have a Material Adverse Effect with respect to it; and

                      (iii) it has complied with all applicable provisions of its organizational or governing documents and any other Requirements of Law with respect to it, its business and properties and the Participation Assets.

               (f)    Agreements.
                      ----------

                      (i) it has no Contractual Obligations other than (A) the Transaction Documents to which it is a party and the other contractual arrangements permitted thereby or contemplated thereunder and (B) any other agreements or instruments that it is not prohibited from entering into by subsection 2.08(f) and that,
                                                    ------------------
               in the aggregate, neither contain payment obligations or other liabilities on the part of it in excess of $100,000 nor would upon default result in a Material Adverse Effect. Other than the restrictions created by the Transaction Documents, it is not subject to any limited liability company restriction that could reasonably be expected to have a Material Adverse Effect with respect to it; and

                      (ii) it is not in default in any material respect under any provision of any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its properties or assets are or may be bound.

               (g)    Federal Reserve Regulations.
                      ---------------------------

                      (i) it is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock; and

                      (ii) no part of the proceeds from the issuance of any Investor Certificates will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation U or Regulation X.

               (h)    Investment Company Act.  It is not an "investment company"
                      ----------------------
as defined in, or subject to regulation under, the 1940 Act nor is it "controlled" by a company defined as an "investment company" or subject to regulation under the 1940 Act.

               (i)    No Early Amortization Event.  No Early Amortization Event
                      ---------------------------
or Potential Early Amortization Event has occurred and is continuing.

               (j)    Tax Returns.  It has filed or caused to be filed all
                      -----------
material tax returns and has paid or caused to be paid or made adequate provision for all taxes due and payable by it and all assessments received by it except to the extent that any failure to file or nonpayment (i) is being contested in good faith or (ii) could not reasonably be expected to result in a Material Adverse Effect with respect to it.

               (k)    Location of Records - Chief Executive Office.  The offices
                      --------------------------------------------
at which the Company keeps its records concerning the Receivables either (x) are located at the addresses set forth for the relevant Originator on Schedule
                                                                  --------
4.01(n)(ii) of the related Origination Agreement or (y) the Company has notified
-----------
the Trustee of the location thereof in accordance with the provisions of subsection 2.08(i) of this Agreement. The Company's chief executive office is
------------------
located at the address set forth on Schedule 4.01(n)(ii) and is the place where
                                    --------------------
it is "located" for the purposes of Section 9-103(3)(d) of the applicable UCC that governs the perfection of security interest granted in the Receivables hereunder and there have been no other such locations during the four (4) months preceding the date of this Agreement. As of the Effective Date, the state and county where the Company's chief executive office is "located" for the purposes of Section 9-103 (3)(d) of the UCC as in effect in the State of New York (or analogous provision of any other similar applicable statute or legislation) has not changed in the past four (4) months.

               (l)    Solvency.  No Insolvency Event with respect to it has
                      --------
occurred and the granting of security interests in the Participation Assets by it to the Trust has not been made in contemplation of the occurrence thereof. Both prior to and after giving effect to the transactions occurring on each Issuance Date, (i) the fair value of its assets at a fair valuation will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair salable value of its property will be greater than the amount that will be required to pay its probable liability on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) it will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) it will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. It does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its Indebtedness.

               (m)    Subsidiaries.  It has no Subsidiaries and all of its
                      ------------
Shares are owned by Huntsman International.

               (n)    Names.  Its legal name is as set forth in this Agreement.
                      -----
It has no trade names, fictitious names, assumed names or "doing business as" names.

               (o)    Liabilities. Other than (i) the liabilities, commitments
                      -----------
or obligations (whether absolute, accrued, contingent or otherwise) arising under or in respect of the Transaction Documents, (ii) immaterial amounts due and payable in the ordinary course of business of a special-purpose company, it does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due, and (iii) all amounts described in clauses (i) and (ii) shall be payable solely from funds available to it which are not otherwise required to be applied to the payment of any amounts owed by it pursuant to any Pooling and Servicing Agreement.

               (p)    Collection Procedures.  It has not acted in contravention
                      ---------------------
of any Policies with respect to the Receivables.

               (q)    Collection Accounts and the Master Collection Accounts.
                      ------------------------------------------------------
Except to the extent otherwise permitted under the terms of this Agreement, the Collection Accounts and the Master Collection Accounts are free and clear of any Lien (except for Trustee Liens).

               (r)    No Material Adverse Effect.  Since the Effective Date, no
                      --------------------------
event has occurred which has had a Material Adverse Effect with respect to it.

               (s)    Bulk Sales.  The execution, delivery and performance of
                      ----------
this Agreement do not require compliance with any "bulk sales" law by the Company in the United States.

               (t)    Stamp Duty Group.  Each member of the Stamp Duty Group is
                      ----------------
associated (within the meaning of Section 42 of the United Kingdom Finance Act 1930 (as amended)) with each other member of the Stamp Duty Group.

               (u)    Clifford Chance U.K. Tax Opinion.  The statements of fact
                      --------------------------------
assumed in assumptions 7 through 10, 15, 17, 19, 28, 30, 31 through 33 of the U.K. Tax Opinion of Clifford Chance Limited Liability Partnership are correct so far as they relate to the Stamp Duty Group and its Affiliates. For the avoidance of doubt, no representation is made in this sub-paragraph (u) in respect of matters of law or legal judgment.

               (v)    United Kingdom Finance Act 1988.  There are no
                      -------------------------------
circumstances in existence which could cause the Company or the Contributor to have any liabilities under Section 132 of the United Kingdom Finance Act 1988.

          The representations and warranties as of the date made set forth in this Section 2.03 shall survive the Participation and the security interest
     ------------
granted in the Participation Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Master Servicer or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties with respect to any Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Funding Agent with respect to any Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in subsection 8.02(g).
            ------------------

          SECTION 2.04.  Representations and Warranties of the Company Relating
                         ------------------------------------------------------
to the Receivables.  The Company hereby represents and warrants to the Trustee
------------------
and the Trust, for the benefit of the Holders, with respect to each Receivable in which a Participation and a security interest is granted to the Trust as of the related Receivables Contribution Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

               (a)    Receivables Description.  As of the related Receivables
                      -----------------------
Contribution Date, the Daily Report delivered or transmitted pursuant to subsection 2.01(b) sets forth in all material respects a complete listing of all
------------------
Receivables (and any items of Related Property), in which a Participation and a security interest is granted to the Trust on the related Receivables Contribution Date and the information contained in the Daily Report with respect to each such Receivable is true and correct (except for any errors or omissions that do not result in material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders with respect to any Receivable) as of the related Receivables Contribution Date.

               (b)    No Liens.  Each Eligible Receivable existing on the
                      --------
Effective Date or, in the case of Eligible Receivables in which a Participation and security interest is granted to the Trust after the Effective Date, on the related Receivables Contribution Date was, on such date, free and clear of any Lien, except for Permitted Liens and Trustee Liens.

               (c)    Eligible Receivable.  Each Receivable in which a
                      -------------------
Participation and security interest is granted to the Trust that is included in the calculation of the Aggregate Receivables Amount is an Eligible Receivable and, in the case of Receivables in which a security interest is granted to the Trust after the Effective Date, on the related Receivables Contribution Date, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such related Receivables Contribution Date is an Eligible Receivable.

               (d)    Filings.  All filings and other acts required to permit
                      -------
the Company (or its permitted assignees or pledgees) to provide such notification subsequent to the applicable Receivables Contribution Date without materially impairing the Trust's security interest in the Participation Assets and without incurring material expenses in connection with such notification) necessary under the applicable UCC or under other applicable laws of jurisdictions outside the United States (to the extent applicable) shall have been made or performed in order to grant the Trust on the applicable Receivables

Contribution Date a continuing first priority perfected security interest in respect of all Receivables and Related Property.

               (e)    Policies.  Since the Effective Date, to its knowledge,
                      --------
there have been no material changes in the Policies, other than as permitted hereunder.

          The representations and warranties as of the date made set forth in this Section 2.04 shall survive the grant of the Participation and the security
     ------------
interest in the Participation Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Master Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties (or of any Receivable encompassed by the representation and warranty in subsection 2.04(c) not being an Eligible Receivable as of the relevant
------------------
Receivables Contribution Date), the party discovering such breach shall give prompt written notice to the other parties and to each Funding Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in subsection 8.02(g).
                                  ------------------

          SECTION 2.05.  Adjustment Payment for Ineligible Receivables.
                         ---------------------------------------------

               (a)    Adjustment Payments.  If (i) any representation or
                      -------------------
warranty under subsections 2.04(a) or (b) is not true and correct as of the date
               -------------------    ---
specified therein with respect to any Receivable in which a security interest was granted in favor of the Trust, or any Receivable encompassed by the representation and warranty in subsection 2.04(c) is determined not to have been
                               ------------------
an Eligible Receivable (other than Excluded Receivables) as of the relevant Receivables Contribution Date, (ii) there is a breach of any covenant under subsection 2.08(b) with respect to any Receivable (other than Excluded
------------------
Receivables) or (iii) the Trust's interest in any Receivable is not a continuing first priority perfected security interest at any time as a result of any action taken by, or the failure to take action by, the Company (any Receivable as to which the conditions specified in any of clause (i), (ii) or (iii) of this subsection 2.05(a) exists is referred to herein as an "Ineligible Receivable")
------------------                                     ---------------------
then, after the earlier (the date on which such earlier event occurs, the "Ineligibility Determination Date") to occur of the discovery by the Company of
 --------------------------------
any such event that continues unremedied or receipt by the Company of written notice (which may be in the Daily Report) given by the Master Servicer of any such event that continues unremedied, the Company shall pay to the Trustee the Adjustment Payment in the amount and manner set forth in Section 2.05(b) hereof.

               (b)    Adjustment Payment Amount.  Subject to the last sentence
                      -------------------------
of this subsection 2.05(b), the Company may (i) reduce the amount of its
        ------------------
Exchangeable Company Interest by an amount equal to the difference between (x) minus (y) below and, to the extent such reduction is insufficient to satisfy its obligations hereunder the Company shall make an adjustment payment with respect to each Ineligible Receivable or (ii) make an adjustment payment in an amount equal to the difference between (x) minus (y) below or (iii) fully reduce its Exchangeable Company Interest to cover its obligations hereunder with respect to such Ineligible Receivable, each as required pursuant to subsection 2.05(a) by
                                                         ------------------
depositing in the applicable currency Company Concentration Account on the Business Day following the related Ineligibility Determination Date an amount equal to the lesser of (x) the amount by which the

Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount (after giving effect to the reduction thereof by the Principal Amount of such Ineligible Receivable) and (y) the aggregate outstanding Principal Amount of all such Ineligible Receivables less any Collections in respect of such Ineligible Receivable thereto for applied by or on behalf of the Master Servicer (such amount, the "Transfer Deposit Amount").
             -----------------------

Upon such reduction of its Exchangeable Company Interest or upon transfer or deposit of the Transfer Deposit Amount, as the case may be, the Company shall be entitled to retain without recourse, representation or warranty, all subsequent Collections (or amounts in respect thereof) received by it in respect of each such Ineligible Receivable and such collections shall not form part of the Participation Assets. Except as otherwise specified in any Supplement, the obligation of the Company to reduce its Exchangeable Company interest or to pay such Transfer Deposit Amount, as the case may be, with respect to any Ineligible Receivables in which a security interest was granted by it, respectively, shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders) unless such obligation is not satisfied in full in accordance with the terms of this Agreement.

          SECTION 2.06.  Purchase of Investor Certificateholders' Interest in
                         ----------------------------------------------------
the Participation.
-----------------

               (a)    In the event of any breach of any of the representations
and warranties set forth in Section 2.03 as of the date made, which breach has a
                            ------------
Material Adverse Effect, then the Trustee, at the written direction of Holders evidencing more than 50% of the Invested Amount of each affected Outstanding Series, shall notify the Company (with a copy to the Master Servicer) to pay to the Trust an amount calculated in accordance with subsection 2.06(b), with
                                                  ------------------
reference to the Investor Certificateholders' Interest for such affected Outstanding Series and pursuant to such notice, the Company shall be obligated to make such payment in respect of such affected Investor Certificateholders' Interest on the Business Day occurring not later than five (5) Business Days after receipt of such notice on the terms and conditions set forth in subsection
                                                                      ----------
2.06(b) below; provided, however, that no such payment shall be required to be
-------        --------  -------
made if, by such Business Day, the Master Servicer shall provide the Trustee with a Responsible Officer's certificate to the effect that the representations and warranties contained in Section 2.03 shall then be true and correct in all
                            ------------
material respects and any Material Adverse Effect caused thereby shall have been cured.

               (b)    If required by the provisions of subsection 2.06(a), the
                                                       ------------------
Company shall deposit into the U.S. Dollar Series Concentration Account on the Business Day preceding the Distribution Date referred to in subsection 2.06(a)
                                                            ------------------
above, an amount in U.S. Dollars equal to the purchase price (as described in the next succeeding sentence) for the affected Investor Certificateholders' Interest for such affected Outstanding Series on such day. The purchase price for any such purchase will be equal to (i) the Adjusted Invested Amount of such Outstanding Series on the date on which the purchase is made plus (ii) an amount equal to all interest accrued but unpaid on such Series up to (but excluding) the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to Section 9.02 plus (iii) any other amount
                    ------------
required to be paid in connection therewith pursuant to any Supplement. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the U.S. Dollar Series Concentration Account (together with amounts on deposit in the applicable Series Principal Concentration Subaccount) shall be distributed to the related Investor Certificateholders on such Distribution Date pursuant to Section 9.02. If the
                                                         ------------
Trustee gives notice directing the Company to made a payment as provided above, except as otherwise specified in any Supplement, the obligation of the Company to make such payment pursuant to this Section 2.06 shall constitute the sole
                                      ------------
remedy respecting an event of the type specified in the first sentence of this
Section 2.06 available to the applicable Investor Certificateholders (or the
------------
Trustee on behalf of such Investor Certificateholders) unless such obligation is not satisfied in full in accordance with the terms of this Agreement.

          SECTION 2.07.  Affirmative Covenants of the Company.  The Company
                         ------------------------------------
hereby covenants that, until the Trust Termination Date occurs, it shall (or with respect to clauses (a), (b), (d), (e)(ii), (m) and (o), shall direct the Master Servicer on its behalf to):

               (a)    Financial Statements, Reports, etc.
                      -----------------------------------

                      (i) furnish to the Trustee, each Funding Agent and the Rating Agencies, within 60 days after the end of each of the first three fiscal quarters of each fiscal year, the Company's unaudited balance sheet and related statements of income, stockholders' equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of the Company;


                      (ii) furnish to the Trustee, each Funding Agent and the Rating Agencies, within 60 days after the end of each of the first three fiscal quarters of each fiscal year, the Company's unaudited balance sheet and related statements of income, stockholders' equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of the Company;

                      (iii) furnish to the Trustee and each Funding Agent, together with the financial statements required pursuant to clauses (i) and (ii) above, a compliance certificate signed by a Responsible Officer of the Company stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Company and
               (y) to the best of such Person's knowledge, no Early Amortization Event or Potential Early Amortization Event exists, or if any Early

               Amortization Event or Potential Early Amortization Event exists, stating the nature and status thereof;

                      (iv) furnish to the Trustee and each Funding Agent, promptly upon the furnishing thereof to the shareholders of the Company, copies of all financial statements, financial reports and proxy statements so furnished;

                      (v) furnish to the Trustee and each Funding Agent, promptly, all information, documents, records, reports, certificates, opinions and notices received by the Company from an Originator under any Origination Agreement, as the Trustee or any Funding Agent may reasonably request; and

                      (vi) furnish to the Trustee and each Funding Agent, promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company, or compliance with the terms of any Transaction Document, in each case as any Funding Agent or the Trustee may reasonably request.

               (b)    Annual Opinion. Deliver (or request the Master Servicer to
                      --------------
deliver) to the Trustee and each Funding Agent an Opinion of Counsel substantially in the form of Exhibit A (with such modifications as are
                             ---------
reasonably acceptable to the Trustee and any Funding Agent with respect to any Outstanding Series and the Trustee), on the anniversary of the last day of the calendar month on which the Effective Date occurred.

               (c)    Payment of Obligations; Compliance with Obligations.  Pay,
                      ---------------------------------------------------
discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature (including, without limitation, all taxes, assessments, levies and other governmental charges imposed on it), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company. The Company shall defend the security interest of the Trustee and the Holders in, to and under the Receivables and the other Participation Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company an Originator or the Master Servicer. The Company will duly fulfill all obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to impair the rights of the Holders in such Receivable.

               (d)    Inspection of Property; Books and Records; Discussions.
                      ------------------------------------------------------
Keep proper books of records and account in which entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of each of the Trustee and the Funding Agent with respect to any Outstanding Series upon reasonable advance notice to visit and inspect any of its properties, examine and make copies and abstracts from any of its books and records during normal business hours on any Business Day and as often as may reasonably be requested, subject to the Company's security and confidentiality requirements, and to discuss the business, operations and financial condition of the Company with officers and employees of the Company and with its Independent Public Accountants. The first such examination or visit by each of the Trustee and the Funding Agent during each fiscal year of the Company and any such examination or visit following an Early Amortization Event or Potential Early Amortization Event shall be at the cost and expense of the Company; provided, however, that the cost and expense of any such visit or
         --------  -------
examination occurring prior to an Early Amortization Event or Potential Early Amortization Event shall be subject to a limit of $10,000. All other such examinations or visits shall be at the cost and expense of the party or parties making such examination or visit.


               (e)    Compliance with Law and Policies.
                      --------------------------------

                      (i) comply with all Requirements of Law, the provisions of the Transaction Documents and all other material Contractual Obligations applicable to the Company except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect; and

                      (ii) perform (or request the Master Servicer on its behalf to perform) its obligations in accordance with the Policies, as amended from time to time in accordance with the Transaction Documents, in regard to the Receivables and the Receivables Assets.

               (f)    Purchase of Receivables.  Purchase Receivables solely in
                      -----------------------
accordance with the Origination Agreement.

               (g)    Delivery of Collections.  In the event that the Company
                      -----------------------
receives Collections directly from Obligors and in pursuance of the security interests granted by the Company hereunder, deliver and deposit, endorse, if applicable, to the Trustee for deposit into the applicable Collection Account or deposit an amount equal to such Collections directly into the applicable Company Concentration Account within one (1) Business Day after its receipt thereof.

               (h)    Notices.  Promptly give written notice to the Trustee,
                      -------
each Rating Agency and each Funding Agent for any Outstanding Series of:

                      (i) the occurrence of any Liens on Receivables (other than Permitted Liens), Early Amortization Event or Potential Early Amortization Event, the statement of a Responsible Officer of the Company setting forth the details of such Early Amortization Event or Potential Early Amortization Event and the action taken, or which the Company proposes to take, with respect thereto; and

               (ii)   any Lien not permitted by subsection 2.08(b)(i) on
                                                ---------------------
          Receivables or any other Participation Assets.

          (i)  Collection Accounts, Master Collection Accounts and Company
               -----------------------------------------------------------
Concentration Accounts. Take all reasonable actions necessary to ensure that the
----------------------
Collection Accounts, the Master Collection Accounts and the Company Concentration Accounts shall be free and clear of, and defend the Collection Accounts, the Master Collection Accounts and the Company Concentration Accounts against, any writ, order, stay, judgment, warrant of attachment or execution or similar process.

          (j)  Separate Company Existence.
               --------------------------

               (i) except as set forth in the Transaction Documents, maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions and ensure that the funds of the Company will not be diverted to any other Person or for other than uses of the Company, nor will such funds be commingled with the funds of any Originator or any Subsidiary or Affiliate of any Originator; provided, however, that the foregoing restriction shall
                      --------  -------
          not preclude Collections from being commingled with any Originator's funds or with an Originator's funds in the Collection Accounts, the Master Collection Accounts and the Company Concentration Accounts for a period of time not to exceed one (1) Local Business Day or preclude the Company from making, in accordance with the Transaction Documents, a distribution to the Contributor in respect of its membership interests in accordance with the provisions of Section 2.08(l) hereof
                                                         ---------------
          or lending its excess cash balances to any Originator or any Subsidiary or Affiliate of any Originator for investment (which may include inter-Affiliate loans made by any Originator or any Subsidiary or Affiliate of any Originator) on a pooled basis as part of the cash management system maintained by any Originator for its consolidated group so long as all such transactions are properly reflected on the books and records of the Company and any Originator (and any such Subsidiary or Affiliate of any Originator, if applicable);

               (ii) to the extent that it shares the same officers or other employees as any of its Shareholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

               (iii) to the extent that it jointly contracts with any of its Shareholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Company and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm's length basis;

               (iv) maintain office space separate from the office space of any Originator and its Affiliates (but which may be located at the same address as any Originator or one of any Originator's Affiliates). To the extent that the Company and any of its Shareholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

               (v) issue separate financial statements prepared not less frequently than annually and prepared in accordance with GAAP;

               (vi) conduct its affairs strictly in accordance with its organizational documents and observe all necessary, appropriate and customary company formalities, including, but not limited to, holding regular and special Shareholders' and directors, meetings appropriate to authorize all company action, keeping separate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

               (vii) except to the extent expressly provided for any of the Transaction Documents, not assume or guarantee any of the liabilities of an Originator, the Master Servicer or any Affiliate thereof; and

               (viii) take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct and (y) comply with those procedures described in such provisions.

          (k)    Preservation of Company Existence.  (i) Preserve and maintain
                 ---------------------------------
its company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where such qualification is required other than any jurisdiction where the failure so to qualify would not have a Material Adverse Effect.

          (l)    Assessments.  Promptly pay and discharge all taxes, assessments
                 -----------
levies and other governmental charges imposed on it except such taxes, assessments, levies and other governmental charges that (i) are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books adequate reserves or (ii) the failure to pay, satisfy or discharge would not reasonably be expected to result in a Material Adverse Effect.

          (m)    Obligations. Defend the security of the Trust in, to and under
                 -----------
the Receivables and the other Participation Assets, whether now existing or hereafter created, against all claims of third parties claiming through the Company. The Company will duly fulfill in accordance with the Servicing Agreement all obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to materially impair the rights of the Company in such Receivable.

          (n)    Enforcement of Origination Agreement.  The Company shall use
                 ------------------------------------
its best efforts to enforce all rights held by it under the Origination Agreements.

          (o)    Maintenance of Property.  Keep or request the Master Servicer
                 -----------------------
to keep all property and assets useful and necessary to permit the monitoring and collection of Receivables.

          (p)    Bankruptcy.  Cooperate with the Funding Agent and Trustee in
                 ----------
making any amendments to the Transaction Documents and take, or refrain from taking, as the case may be, all other actions deemed reasonably necessary by the Funding Agent and/or Trustee in order to comply with the structured finance statutory exemption set forth in legislative amendments to the U.S. Bankruptcy Code at or any time after such amendments are enacted into law; provided,
                                                                --------
however, that it shall not be required to make any amendment or to take, or omit
-------
from taking, as the case may be, any action which it reasonably believes would have the effect of materially changing the economic substance of the transaction contemplated by the Transaction Documents on the Effective Date.

          (q)    Applicability of Stamp Duty Provisions.  The following
                 --------------------------------------
provisions of this Section 2.07(q) through 2.07(t) shall apply if, at any time
                   ---------------         -------
after the date of this Agreement, any circumstances arise or become known to the Company which gives the Company reason to believe that any Relevant Document does not or (in the case of a Relevant Document not yet executed at the relevant time) would not qualify for Section 42 Exemption. For the purposes of the foregoing (and for the avoidance of doubt):

               (i) the circumstances referred to shall include, so far as relevant, any failure by the United Kingdom Stamp Office to adjudicate a Relevant Document as being free of any United Kingdom Stamp Duty where a Rating Agency has required that such document should be so adjudicated as an indication that Section 42 Exemption is available for the Relevant Documents as a condition of maintaining or granting an Appropriate Rating, any change in law or official practice, any transaction entered into by the Company or any of its Affiliates or the Company becoming aware of any legal rule or legal interpretation not mentioned in the U.K. Tax Opinion; and

               (ii) the reference to any Relevant Document includes both documents which have been executed at the relevant time and documents which may be required to be executed thereafter for the purposes mentioned in the definition of "Relevant Document".

          (r)  Stamp Duty Confirmation.  Where Section 2.07(q) applies, the
               -----------------------         ---------------
Company shall:
               (i) notify the Trustee of the relevant circumstances promptly after becoming aware of the same; and

               (ii) instruct Clifford Chance Limited Liability Partnership (or any other U.K. Tax Advisor) to confirm (so far as it is able) in a manner acceptable to the Trustee that:

                      (A) where the U.K. Tax Opinion considers the application of stamp duty to the Relevant Document in question, the circumstances mentioned in Section 2.07(q) above do not require the U.K. Tax Opinion to be altered or qualified in any way as regards that Relevant Document;

                      (B) where the U.K. Tax Opinion does not consider the application of stamp duty to the Relevant Document in question, the document in question fulfills (or, as the case may be, would fulfill) the conditions for being eligible to be adjudicated free of ad valorem stamp duty under Section 42 of Finance Act 1930; or

                      (C) in either case, it would not be necessary to produce the document in question (i) as evidence in a court in the United Kingdom in order to enable the Company to enforce its rights in respect of the Receivables against the Obligors or (ii) where relevant, for any of the purposes described in Section 5.19(b)(ii) of the Contribution Agreement;

          and, if such confirmation cannot be given, to advise as to the amount of stamp duty (including any interest and penalties) which would be chargeable on the Relevant Document in question (the

          "Applicable Stamp Duty Amount" in relation to that document) and
           ----------------------------
          additionally as to the amount of Stamp Duty which is chargeable on any existing Relevant Document.

          (s)  Stamp Duty Program Termination Event. Where the Company notifies
               -------------------------------------
the Trustee pursuant to Section 2.07(r)(i) above, a Program Termination Event
                        ------------------
shall be deemed to occur upon the expiration of a period of ninety (90) Business Days after the date of receipt of such notice (the "Stamp Duty Program Cure
                                                    -----------------------
Period") unless, before such expiration, one of the conditions set out in
------
Section 2.07(s)(i)(ii), (iii) or (iv) below is satisfied:
----------------------  -----    ----

               (i) the Company shall have received an opinion from Clifford Chance Limited Liability Partnership (or any other U.K. Tax Advisor) containing a confirmation in the terms set out in Section 2.07(r)(ii)(a), (b) or (c) above and either:

                      (A) where any debt which is secured on any Participation (or any interest in a Participation) under this Pooling Agreement is already rated by the Rating Agencies on a basis which takes into account this Agreement without reference to any credit support provided through the Asset Purchase Agreement or otherwise, the Rating Agencies have confirmed such opinion is adequate to maintain the existing rating; or

                      (B) where such debt is not yet rated, the Rating Agencies have confirmed that such opinion is adequate to allow them to grant an appropriate rating on such a basis without a Rating Agency requirement for additional adjudication of the Stamp Office indicating that the Section 42 exemption is available for Relevant Documents; or

               (ii) the Company shall (and, if applicable, shall have procured that the Trustee, the Contributor and any Affiliate of the Company shall) have altered the relationships between members of the Stamp Duty Group with a view to ensuring that Section 42 Exemption is available in relation to any Relevant Documents (such exemption to be confirmed by the delivery of an appropriate tax opinion acceptable to the Rating Agency if requested by the Funding Agent together with, if required by any Rating Agency, evidence of an adjudication of a Relevant Document (specified by the Rating Agency) by the Stamp Office indicating that Section 42 Exemption is available for Relevant Documents; or

               (iii) the Company shall have agreed with the Trustee what amount should be credited to the Stamp Duty Reserve Accounts in order to provide against any possible requirement for stamp duty to be paid on any Relevant Document referred to in
               Section 2.07(r) above and the said amount shall have been
               ---------------
               credited to the Stamp Duty Reserve Accounts; provided that:
                                                            -------- ----
                         (A) the Trustee undertakes to act in good faith in agreeing that said amount having regard to (inter alia) the Applicable Stamp Duty Amount referred to in Section
                                                                -------
                    2.07(r)(ii) above (and shall have no obligation to do so to
                    -----------
                    the extent the Applicable Stamp Duty Amount is not clearly prescribed in the relevant opinion) and any requirements of the Rating Agencies; and

                         (B) the amount to be credited to the Stamp Duty Reserve Accounts in accordance with this Section
                                                             -------
                    2.07(s)(iii) shall not exceed 8% of the outstanding balance
                    ------------
                    of all Receivables; or

                    (iv) the Company and Trustee shall have agreed as to what change should be made to the Discounted Percentage in order to reflect the relevant circumstances referred to in Section
                                                                 -------
               2.07(q).
               -------

          No Offer Letter may be delivered during the Cure Period unless and until one of the conditions set out in (i), (ii), (iii) and (iv) above have been satisfied.

               (t)    Stamp Duty Program Termination Event.  Notwithstanding the
                      ------------------------------------
provisions of Section 2.07(s) above, where the Company notifies the Trustee
              --------------
pursuant to Section 2.07(r)(ii) above and such notification relates to any
            -------------------
document which is an Existing Relevant Document, a Program Termination Event shall be deemed to occur immediately upon the expiration of a period of seven
(7) Business Days after the date of receipt of such notice unless, before such expiration, either:

                      (i) the Company shall have received an opinion from Clifford Chance (or any other U.K. Tax Advisor) containing a confirmation in the terms set out in Section 2.07(r)(ii)(a), (b)
                                                    ----------------------  ---
               or (c) above in relation to such existing Relevant Documents; or
                  ---

                      (ii) the Company shall have agreed with the Trustee (in consultation with the Rating Agencies) what amount should be credited to the Stamp Duty Reserve Accounts in order to provide against any possible requirement for stamp duty to be paid on any existing Relevant Document referred to in Section 2.07(r) above
                                                         ---------------
               and said amount shall have been credited to the Stamp Duty Reserve Accounts provided that:

                         (A) the Trustee undertakes to act in good faith in agreeing that said amount having regard to, inter alia, the Applicable Stamp Duty Amount relating to existing

                    Relevant Documents referred to in Section 2.07(r)(ii)
                                                      -------------------
                    above (and shall have no obligation to do so to the extent the Applicable Stamp Duty Amount is not clearly prescribed in the relevant opinion) and any requirements of the Rating Agencies; and

                         (B) the amount to be credited to the Stamp Duty Reserve Accounts in accordance with this Section 2.07(t)
                                                             ---------------
                    shall not exceed 8% of the outstanding balance of all Receivables which have already been acquired by the Company to which an existing Relevant Document relates; or

                    (iii) Receivables which are the subject of any existing Relevant Documents referred to in Section 2.07(r) above are dealt
                                                 ---------------
               with according to Section 2.06 of the Contribution Agreement as if they were Ineligible Receivables and a Dilution Adjustment Payment is made to the Company in respect of such Receivables within seven (7) Business Days of the commencement of the Cure Period; or the Company and the Trustee shall have agreed what change should be made to the Discounted Percentage in order to reflect the relevant circumstances referred to in Section 2.07(q)
                                                                 ---------------
               provided that:

                    (iv) the Trustee undertakes to act in good faith in agreeing that said amount having regard to, inter alia, the Applicable Stamp Duty Amount relating to existing Relevant Documents referred to in Section 2.07(r)(ii) above (and shall
                                        -------------------
               have no obligation to do so to the extent the Applicable Stamp Duty Amount is not clearly prescribed in the relevant opinion) and any requirements of the Rating Agencies; and

                    (v) the amount to be credited to the Stamp Duty Reserve Accounts in accordance with this Section 2.07(t) shall not exceed
                                                ---------------
               8% of the outstanding balance of all Receivables which have already been acquired by the Company to which an existing Relevant Document relates; or

               (u)  Release of Funds from Stamp Duty Reserve Accounts. Funds
                    -------------------------------------------------
shall be released from the Stamp Duty Reserve Accounts in the circumstances and in the amounts set out in this Section 2.07(u). In each case the relevant amount
                               ---------------
shall be released to the Company and the amount released shall cease to be subject to any security interests granted by the Company to the Trustee or otherwise to or for the benefit of the Investors Certificateholders or to any restrictions contained in the Transaction Documents over the assets of the Company. Amounts shall be released from the Stamp Duty Reserve Accounts as follows:

                         (i) if (A) any amount (or any part of an amount) standing to the credit of the Stamp Duty Reserve Accounts shall have been so credited in order to provide against the payment of stamp duty on any particular Relevant Document (such amount being the "Attributable Stamp Duty Reserve
                                            -------------------------------
                    Amount" in relation to the Relevant Document in question),
                    ------
                    and (B) the Contributor or the Company or any of their Affiliates (or any other person on their behalf) shall have paid any amount either (x) to the Inland Revenue in order to secure the stamping of the Relevant Document in question; or
                    (y) to any other person in order to indemnify that person for the payment of stamp duty on the Relevant Document in question;

                    an amount equal to the amount paid by the Contributor, the Company or any Affiliate (or on their behalf) as mentioned in (B) above (but not exceeding the relevant Attributable Stamp Duty Reserve Amount) shall be released to the Company;

                         (ii) if any Relevant Document is adjudicated by the Inland Revenue as being free of ad valorem stamp duty and any amount standing to the credit of the Stamp Duty Reserve Accounts represents an Attributable Stamp Duty Reserve Amount in relation to that Relevant Document, said amount shall be released provided that no amount shall be released
                                      -------------
                    from the Stamp Duty Reserve Accounts pursuant to this
                    Section 2.07(u) if any Rating Agency shall have indicated
                    ---------------
                    that such release would cause a downgrading of any debt which is secured on the debt under this Agreement;

                         (iii) subject to the written consent of the Trustee, if the Rating Agencies shall confirm (following a request from the Company or otherwise) that the release of a given amount from the Stamp Duty Reserve Accounts would not cause a down-grading of any debt which is secured on the debt under this Agreement without reference to any credit support provided through the Asset Purchase Agreement or otherwise; and

                         (iv) if at any time the Company shall either (a) have no outstanding rights or claims against any Obligors and shall have ceased to acquire any rights in respect of Receivables, or (b) shall have discharged all of its liabilities under this Agreement and there is no prospect of any further Participation being granted, any funds remaining in the Stamp Duty Reserve Accounts at that time shall be released.

                         (v)    Further Assurances. Take all other actions as
                                ------------------
may be reasonably requested, from time to time, by the Trustee or the Funding Agent to ensure that no action is taken by the Company or any Affiliate which would or might result in (x) any member of the Stamp Duty Group ceasing to be associated with any other member or members of the Stamp Duty Group for the purposes of Section 42 Finance Act 1930 or (y) the provisions of Section 27 Finance Act 1967 applying to any transfer of UK Receivables made between members of the Stamp Duty Group.

          (w)    Enforcement of Contribution Agreement.  The Company shall
                 -------------------------------------
enforce its rights under the Contribution Agreement and shall cause the Contributor to enforce the Contributor's rights under the Origination Agreements, in each case, including, without limitation, the right to receive Adjustment Payments and indemnification rights.

      SECTION 2.08. Negative Covenants of the Company. The Company hereby
                    ---------------------------------
covenants that, until the Trust Termination Date occurs, it shall not directly or indirectly:

          (a)    Limitation on Liabilities. Create, incur, assume or suffer to
                 -------------------------
exist any Indebtedness, except (i) Indebtedness evidenced by the Subordinated Loan, (ii) liabilities (including accrued and contingent liabilities) or obligations arising under or in respect of the Transaction Documents, including but not limited to liabilities and obligations representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents and (iii) immaterial amounts due and payable in the ordinary course of business of a special purpose company, provided that any Indebtedness permitted hereunder and described in clauses (i) and (iii) shall be payable by the Company solely from funds available to the Company which are not otherwise required to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreement.

          (b)    Limitation on Transfers of Receivables, etc.  Except as
                 --------------------------------------------
otherwise permitted by the Transaction Documents, at any time sell, transfer, grant a Participation and security interest in or otherwise dispose of any of the Receivables, Related Property, Participation Assets or the proceeds thereof pursuant to:

                 (i)   any Lien Creation except for Permitted Liens; or

                 (ii)  any Investment except in respect of or in connection with
          (A) the purchase of Receivables and Related Property from any Originator or its Affiliates, (B) an advance, distribution or loan made to an Originator or (C) investments of proceeds as contemplated in any Pooling and Servicing Agreement.

          (c)    Limitation on Guarantee Obligations.  Become or remain liable,
                 -----------------------------------
directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise other than under or as contemplated by any Transaction Documents.

          (d)    Limitation on Fundamental Changes.  Except to the extent
                 ---------------------------------
permitted under the Transaction Documents, enter into any merger, consolidation or amalgamation, or liquidate, to the fullest extent permitted by law, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer, grant a Participation, security interest in or otherwise dispose of, all or substantially all of its property, business or assets other than the Participation and the security interests contemplated hereby.

          (e)    Business.  Engage at any time in any business or business
                 --------
activity other than the acquisition of Receivables pursuant to the related Origination Agreements, the security interests hereunder, the other transactions contemplated by the Transaction Documents, the incurrence of Indebtedness under the Subordinated Company Interests, any Subordinated Loan as contemplated in the Transaction Documents, and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or otherwise contemplated by any of the Transaction Documents or enter into or be a party to any agreement or instrument other than in connection with the foregoing.

          (f)    Agreements.  Become a party to any indenture, mortgage,
                 ----------
instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, the Subordinated Interests, any Subordinated Loan as contemplated in the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and the other Transaction Documents and agreements necessary to perform its obligations under the Transaction Documents, (ii) issue any power of attorney (except to the Trustee or the Master Servicer or except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents), or (iii) other than pursuant to the terms of the Origination Agreements, amend, supplement, modify or waive any of the provisions of the Origination Agreement or request, consent or agree to or suffer to exist or permit any such amendment, supplement, modification or waiver or exercise any consent rights granted to it thereunder unless such amendment, supplement, modification or waiver or such exercise of consent rights would not have a Material Adverse Effect with respect to the Company or any Outstanding Series and the Rating Agency Condition shall have been satisfied with respect to any such amendments, supplements, modifications or waivers.

          (g)    Policies.  Make any change or modification in any material
                 --------
respect to the Policies, except (i) if such changes or modifications are necessary under any Requirement of Law or (ii) if the Rating Agency Condition is satisfied and the Funding Agent shall have consented with respect thereto.

          (h)    Instruments.  Unless delivered to the Trustee pursuant to
                 -----------
subsection 2.01(b), the Company shall not take any action to cause any U.S.
------------------
Receivable not evidenced by an "instrument" (as defined in the applicable UCC or other similar applicable statute or legislation) upon origination to become evidenced by an instrument, except in connection with its enforcement or collection of a Defaulted Receivable.

          (i)    Offices.  Move the location of the Company's chief executive
                 -------
office or of any of the offices where it keeps its records with respect to the U.S. Receivables, or its legal head office to a new location within or outside the jurisdiction where such office is now located, without (i) providing thirty
(30) days' prior written notice to the Trustee, each Funding Agent and each Rating Agency and (ii) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the applicable UCC or other applicable laws or similar statute of each relevant jurisdiction) in order to continue the Trust's first priority perfected ownership or security interest in all Receivables now owned or hereafter created.

          (j)    Change in Name.  Change the Company's name, identity or
                 --------------
corporate structure in any manner that would or is likely (i) to make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of Section 9-402(g) of the applicable UCC (or analogous provision of any other similar applicable statute or legislation) or (ii) to impair the perfection of the Trust's interest in any U.S. Receivable under any other similar law, without 30 days' prior written notice to the Trustee and each Rating Agency.

          (k)    Charter.  Amend or make any change or modification to its
                 -------
constitutive documents without first satisfying the Rating Agency Condition and obtaining the consent of each Funding Agent (provided that, notwithstanding anything to the contrary in this subsection 2.08(k), the Company may make
                                 ------------------
amendments, changes or modifications pursuant to changes in law of the jurisdiction of its formation or amendments to change the Company's name (subject to compliance with clause (j) above), registered agent or address of registered office).

          (l)    Limitation on Restricted Payments.  Declare or pay any dividend
                 ---------------------------------
on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasance, retirements, acquisitions and distributions being herein called "Restricted Payments"), unless (i) at the date such
                     -------------------
Restricted Payment is made, the Company shall have made all payments in respect of its obligations pursuant to the Transaction Documents, and (ii) the Restricted Payment Test for each outstanding Series is satisfied on such date; provided, however, that such limitation on Restricted Payments shall not
--------  -------
preclude the Company from making, in accordance with the Transaction Documents, a distribution or paying as a dividend to its Shareholder in respect of the Shares in the Company to the extent of the Principal Amount of additional Eligible Receivables contributed to the Company by the Contributor on such day; provided that no Early Amortization Event or Potential Early Amortization Event
--------
has occurred and is continuing.

          (m)    Accounting for Purchases.  Except in accordance with any
                 ------------------------
Requirement of Law, prepare any financial statements which shall account for the transactions contemplated under any Origination Agreement or the transactions contemplated hereunder in any manner other than, as a contribution of the Receivables from Huntsman International to the Company and as a grant of secured Participation in the Receivables from time to time by the Company to the Trust, respectively, or in any other respect account for or treat the transactions contemplated under any Origination Agreement or the transactions contemplated hereunder (including for financial accounting purposes, except as required by law) in any manner other than as a contribution of the Receivables from Huntsman International to the Company and as a grant of a secured Participation in the Receivables from the Company to the Trust, respectively; provided, however, that
                                                         --------  -------
this subsection shall not apply for any tax or tax accounting purposes.

          (n)    Extension or Amendment of Receivables.  Extend, make any
                 -------------------------------------
Dilution Adjustment to, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Receivables, unless (a) (i) such cancellation, termination, amendment, modification or waiver is made in accordance with the Policies (and would have been made in the ordinary course of business), (ii) if such cancellation, termination, amendment, modification or waiver arose as a result of a request from an Obligor, (iii) if any such amendment, modification or waiver does not cause such Receivable to cease to be an Eligible Receivable and (iv) such cancellation, termination, amendment, modification or waiver would not have a material and prejudicial effect on the collectibility of the relevant Receivable or (b) such Dilution Adjustment is the result of a pre-existing contractual obligation between the Contributor or any Originator, as the case may be, and the related Obligor with respect to such Receivable; provided that if the Company cancels an invoice related to a Receivable, either (i) such invoice must be replaced with an invoice relating to the same transaction as the cancelled invoice of equal or greater Principal Amount on the same Business Day as the cancellation; (ii) such invoice must be replaced with an invoice relating to the same transaction as the cancelled invoice of lesser Principal Amount on the same Business Day as the cancellation and the Company shall make a Cash Dilution Payment in an amount equal to the difference between such cancelled and replacement invoices; or
(iii) the Company must make a Cash Dilution Payment, in an amount equal to the full value of such cancelled invoice; provided that the Company may decrease the amount of its Exchangeable Company Interest in an amount equal to the Cash Dilution Payment required to be made hereunder and pursuant to Subsection
                                                               ----------
4.05(a) of the Servicing Agreement.
-------

          (o)    Amendment of Transaction Documents or Other Material Documents.
                 --------------------------------------------------------------
Other than as set forth in the Transaction Documents, amend any Transaction Document or other material document related to any transactions contemplated hereby or thereby including, but not limited to, any of the Origination Agreements.

          (p)    Origination Agreements.  Take any action under the Origination
                 ----------------------
Agreements that could reasonably be expected to have a Material Adverse Effect.

          (q)    Limitation on Investments, Loans and Servicer Advances.  Make
                 ------------------------------------------------------
any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except for any Exchangeable Company Interest, any Subordinated Company Interests, any Subordinated Loan, the Receivables and the other Participation Assets or as otherwise contemplated under the Transaction Documents.

          (r)    Limitation on Mergers, Acquisitions and Asset Sales.  Enter
                 ---------------------------------------------------
into any agreement to merge with or acquire another company or sell all or substantially all of the Company's assets, other than as permitted in Section
                                                                      -------
6.03 hereof.
----

     SECTION 2.09.  Addition of Approved Currency, Approved Originator and
                    ------------------------------------------------------
Addition of Approved Obligor Country.  At the written request of the Master
------------------------------------
Servicer delivered to the Company, the Trustee and any Funding Agent, the addition of a currency as an Approved Currency, the addition of an originator as an Approved Originator, the addition of a jurisdiction as an Approved Obligor Country or as an Approved Contract Jurisdiction after the Series 2000-1 Issuance Date shall be permitted upon satisfaction of the relevant conditions set forth in this Section 2.09, the relevant Origination Agreement and any Supplement.
        ------------

          (a)    Approved Currency.  The Company, the Trustee and each Funding
                 -----------------
Agent shall have received evidence that the Rating Agency Condition shall have been satisfied prior to the addition of such currency.

          (b)    Approved Originator.
                 -------------------

                 (i)    such Originator is an Affiliate of Huntsman
          International;

                 (ii) the Master Servicer, the Company, the Trustee and the Funding Agent shall have received a copy of the Policies of such Originator, which Policies shall be in form and substance satisfactory to the Master Servicer, the Servicer Guarantor, the Company and each Funding Agent;

                 (iii) the governing law of the Contracts relating to the Receivables originated by such proposed Originator is the law of an Approved Contract Jurisdiction;

                 (iv) the Company, the Trustee and each Funding Agent shall have received confirmation that there is no pending or threatened action or proceeding affecting such Originator before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect with respect to it;

                 (v) the Trustee shall have received an Opinion of Counsel in form and substance satisfactory to it, each Rating Agency and any Funding Agent from a nationally recognized law firm qualified to practice in the jurisdiction in which such

          Originator is located to the effect that the sale of Receivables by such Originator to the Contributor or the Company (or such other entity as shall have been agreed) constitute true sales of such Receivables to the Contributor or the Company or such entity;

                 (vi) the Trustee shall have received an Opinion of Counsel from a nationally recognized law firm in form and substance satisfactory to it, each Rating Agency and any Funding Agent together with such other opinions as were rendered on the Series 2000-1 Issuance Date with respect to the Originators from one or more nationally recognized law firms authorized to practice law in the jurisdiction in which such Originator is located, the jurisdictions governing the contracts originated by such Originator and in New York;

                 (vii) the Master Servicer and Servicer Guarantor shall have agreed in writing to service such Originator's Receivables in accordance with the terms and conditions of the Servicing Agreement and the Servicer Guarantor shall have agreed to guarantee the Master Servicer's obligations in connection therewith;

                 (viii) the Liquidation Servicer shall have notified the Company and the Rating Agencies and the Funding Agent that a Standby Liquidation System is in place for such proposed Originator;

                 (ix) the Company, the Trustee and each Funding Agent shall have received a certificate prepared by a Responsible Officer of the Master Servicer certifying that after giving effect to the addition of such Originator, the Aggregate Target Receivables Amount shall be equal to or less than the Aggregate Receivables Amount on the related Originator Addition Date;

                 (x) such Originator shall have executed an Additional Originator Joinder Agreement in the form of Schedule 8.04(b) attached to the applicable Receivables Purchase Agreement;

                 (xi) such Originator shall have executed, filed and recorded, at its own expense, appropriate financing statements with respect to the Receivables (and Related Assets) originated and proposed to be sold by it in such manner and such jurisdictions as are necessary to perfect the Company's continuing first priority perfected security interest in such Receivables;

                 (xii) the Company and each Funding Agent shall be satisfied that there are no Liens on the Receivables to be sold by such Originator, except as may be provided in the relevant Origination Agreement;

                 (xiii) the Collection Accounts with respect to the Receivables to be sold or contributed by such Originator shall have been established in the name of the Company and the Company shall have caused the Trustee to have a first priority perfected security interest in such accounts; and

                 (xiv) if the aggregate Principal Amount of Receivables added to the pool of Receivables by Additional Originators added as Approved Originators pursuant to the provisions of this Section 2.09 in the
                                                         ------------
          immediately preceding twelve (12) calendar months including the aggregate Principal Amount of all Receivables of such proposed Originator proposed to be sold by such proposed Originator is greater than ten percent (10%) of the Aggregate Receivables Amount on such date before giving effect to the addition of such proposed Originator, such calculation to be made immediately prior to the proposed addition of such Originator, then (i) each Funding Agent shall have consented to the addition of such Originator, (ii) the historical aging and liquidation schedule information of the Receivables originated by such proposed Originator and other data relating to the Receivables is satisfactory to each Funding Agent and (iii) the Company, the Trustee and each Funding Agent shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition of such Originator. If the calculation set forth above results in a percentage which is less than or equal to ten percent (10%), then satisfaction of the Rating Agency Condition shall not be required with respect to the addition of such Approved Originator.

          (c)    Approved Obligor Country.
                 ------------------------

                 (i) the Company, the Trustee and each Funding Agent shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the inclusion of such jurisdiction as an Approved Obligor Country;

                 (ii) the Company, the Trustee and each Funding Agent shall have consented in advance, in writing, to such inclusion of a jurisdiction as an Approved Obligor Country; and

                 (iii) the Company, the Trustee and each Funding Agent shall have consented in advance, in writing, to such inclusion of a jurisdiction as an Approved Obligor Country.

          (d)  Approved Contract Jurisdiction.
               ------------------------------

               (i) the Company, the Trustee and each Funding Agent shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the inclusion of such jurisdiction as an Approved Contract Jurisdiction; and

               (ii) the Company, the Trustee and each Funding Agent shall have consented in advance, in writing, to inclusion of a jurisdiction as an Approved Contract Jurisdiction.

     SECTION 2.10.  Removal and Withdrawal of Originators and Approved
                    --------------------------------------------------
Originators.
-----------

          (a) At the written request of the Company or the Master Servicer, an Approved Originator may be removed or terminated as an originator and an Approved Originator may withdraw as an originator, provided that, in each case,
                                                   --------

               (i) such removal or withdrawal is in accordance with the applicable Origination Agreement,

               (ii) each Funding Agent shall have given its prior written consent to such removal, termination or withdrawal, such consent not to be unreasonably withheld,

               (iii) the Rating Agency Condition shall have been satisfied with respect thereto,

               (iv) no Program Termination Event or Potential Termination Event has occurred and is continuing or would occur as a result thereof,

               (v) the Trustee shall have received prior written notice of such removal, termination or withdrawal (accompanied by a pro forma Daily Report which confirms that the Aggregate Allocated Receivables Amount will be greater than or equal to the Aggregate Target Receivables Amount after giving effect to such removal, termination or withdrawal).

          (b) An Originator that is removed, terminated or withdraws shall have a continuing obligation with respect to Receivables previously sold or contributed by it pursuant to the relevant Origination Agreement (including making Originator Dilution Adjustment Payments, Originator Adjustment Payments and payments in respect of indemnification).

                                  ARTICLE III

                       RIGHTS OF HOLDERS AND ALLOCATION
                       --------------------------------
                        AND APPLICATION OF COLLECTIONS
                        ------------------------------

                   THE FOLLOWING PORTION OF THIS ARTICLE III
                         IS APPLICABLE TO ALL SERIES.

          SECTION 3.01.  Establishment of the Company Concentration Accounts,
                         ----------------------------------------------------
Series Concentration Accounts, Stamp Duty Reserve Accounts and General Reserve
------------------------------------------------------------------------------
Accounts; Certain Payments and Allocations.
------------------------------------------

               (a)    Trustee's Duties in Respect of the Company Concentration
                      --------------------------------------------------------
Accounts, Series Concentration Accounts, Stamp Duty Reserve Accounts and General
--------------------------------------------------------------------------------
Reserve Accounts.
----------------

                      (i) The Trustee, for the benefit of the Company, as sole beneficial owner shall cause to be established and maintained in the name of the Trustee, with an Eligible Institution or with the corporate trust department of the Trustee or an Eligible Institution, a segregated account for each Approved Currency and, at the instruction of the Master Servicer, an additional segregated account for each currency designated as an Approved Currency after the date hereof (each a "Company Concentration
                                                       ---------------------
               Account" and, collectively, the "Company Concentration
               -------                          ---------------------
               Accounts"), bearing a designation clearly indicating that the
               --------
               funds deposited therein are held for the benefit of the Company. Collections on deposit in the applicable Collection Account and Master Collection Account established pursuant to Section 2.09 of
                                                                 ------------
               the Contribution Agreement, shall be transferred to the applicable currency Company Concentration Account on the next Business Day following the day on which such Collections are received.

                      (ii) The Trustee shall also cause to be established and maintained in the name of the Trustee, as Trustee of the Trust and for the benefit of the Investor Certificateholders, with such institution for each Approved Currency, individual accounts for each Outstanding Series (each, for each Series a "Series
                                                                 ------
               Concentration Account" and, collectively, the "Series
               ---------------------
               Concentration Accounts"). Each Series Concentration Account shall
               ----------------------
               be solely and beneficially owned by the relevant Series for the benefit of the Investor Certificateholders of such Series and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the relevant Series.

                      (iii) The Trustee shall further establish or cause to be
               established for each Series, so long as such Series is an Outstanding Series, subaccounts of the Series Concentration

               Accounts with respect to each Series (respectively, the "Series
                                                                        ------
               Principal Concentration Subaccount", "Series Non-Principal
               ----------------------------------    --------------------
               Concentration Subaccount" and "Series Accrued Interest
               ------------------------       -----------------------
               Subaccount" and collectively, the "Series Concentration
               ----------                         --------------------
               Subaccounts". Schedule 1 hereto identifies each Collection
               -----------   ----------
               Account, each Master Collection Account, each Company Concentration Account, each Series Concentration Account and subaccounts thereof and each Company Receipts Account by setting forth the account number of each such account and subaccount, the currency of the Collections or other amounts to be deposited into such account, the location of such account, the account designation of each such account and the name of the institution with which each such account has been established.

                      (iv) On or before the Effective Date, the Trustee shall establish and maintain for the benefit of the Company, as sole beneficial owner, three segregated accounts (one for each Approved Currency) (each a "Stamp Duty Reserve Account" and
                                           --------------------------
               collectively, the "Stamp Duty Reserve Accounts") bearing a
                                  ---------------------------
               designation that the funds deposited therein are held for the benefit of the Company, which account shall be under the sole dominion and control of the Trustee and in which the Trustee shall have a first priority projected security interest. If an amount is required to be credited to the Stamp Duty Reserve Accounts to satisfy any of the provisions of Sections 2.07(q),
                                                            ----------------
               (r), (s) or (t), the Company shall remit or cause to be remitted
               ---------------
               such amount as is necessary to ensure that the combined balance of the Stamp Duty Reserve Accounts is equal to the amount required to satisfy any such provisions.

                      (v) On or before the Effective Date, the Trustee shall establish and maintain for the benefit of the Investor Certificateholders three segregated accounts (one for each Approved Currency) (each a "General Reserve Account" and collectively, the "General Reserve Accounts") bearing a
                                  ------------------------
               designation that the funds deposited therein are held for the benefit of the Investor Certificateholders. There shall be separate subaccounts of the General Reserve Accounts for each outstanding Series to the extent funds are required to be deposited therein with respect to such Series pursuant to be related Supplement. Funds shall be deposited to and withdrawn from the applicable subaccount of the General Reserve Accounts as and to the extent provided in each Supplement.

               (b)    Authority of the Trustee in Respect of Accounts.
                      -----------------------------------------------

                      (i) The Trustee shall have a first priority perfected security interest in each of the Collection Accounts, the Master Collection Accounts, the Company Concentration Accounts, the

               Stamp Duty Reserve Accounts and the General Reserve Accounts. Each of the Series Concentration Accounts, the Stamp Duty Reserve Accounts and the General Reserve Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Holders. If, at any time, the Master Servicer has actual notice or knowledge that any institution holding the Collection Accounts, the Master Collection Accounts, the Company Concentration Accounts, the Stamp Duty Reserve Accounts or the General Reserve Accounts has ceased to be an Eligible Institution, the Master Servicer shall direct the Company to establish within thirty (30) days a substitute account therefor with an Eligible Institution, transfer any cash and any Eligible Investments to such new account and from the date any such substitute accounts are established, such newly established accounts shall be the Collection Accounts, the Master Collection Accounts, the Company Concentration Accounts, the Stamp Duty Reserve Accounts and the General Reserve Accounts, as applicable. Neither the Company, the Master Servicer nor any person or entity claiming by, through or under the Company or the Master Servicer, shall have any right, title or interest in, except to the extent expressly provided under the Transaction Documents, or any right to withdraw any amount from, the Series Concentration Accounts, the Stamp Duty Reserve Accounts or the General Reserve Accounts. So long as the security interest created hereunder subsists neither the Company nor the Master Servicer nor any person or entity claiming by, through or under the Company or the Master Servicer shall have any right to withdraw any amount from the Company Concentration Accounts except to the extent expressly provided in the Transaction Documents. Pursuant to the authority granted to the Master Servicer in subsection 2.02(b) of the
                                                 ------------------
               Servicing Agreement, the Master Servicer shall have the power to instruct the Trustee, in writing, to make withdrawals from and payments to the Company Concentration Accounts, the Stamp Duty Reserve Accounts and the General Reserve Accounts for the purposes of carrying out the Master Servicer's or Trustee's duties hereunder.

                      (ii) The Master Servicer agrees to give written direction (which may be included within any Daily Report to be delivered to the Trustee by 12:30 p.m. London time on each Business Day) to apply all Aggregate Daily Collections with respect to the Receivables and to make all other applications and allocations described in Article III and in the Supplement with respect to
                            -----------
               each Outstanding Series.

                      (iii) Each Series of Investor Certificates shall represent
               Fractional Undivided Interests in the right to receive amounts calculated by reference to Collections and other amounts at the times and in the amounts specified in this Article III (as
                                                          -----------
               supplemented by the Supplement related to such Series) to be deposited in the Collection Accounts or Master Collection Accounts and transferred to the Company Concentration Accounts and any other accounts secured for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to each outstanding Series, the "Investor
                                                              --------
               Certificateholders' Interest"). The Exchangeable Company Interest
               ----------------------------
               shall represent the Company's exclusive beneficial ownership interest in the Participation Assets subject to any security interest granted by it under this Agreement and the Subordinated Company Interests, if any, shall represent the rights comprising such Subordinated Company Interests pursuant to the related Supplement; provided, however, that no such Exchangeable Company
                           --------  -------
               Interest or Subordinated Company Interests shall represent any interest in any Trust Account and any other accounts maintained for the benefit of the Investor Certificateholders, except as specifically provided in this Article III.
                                             -----------

               (c)    Establishment of the Company Receipt Accounts. The
                      ---------------------------------------------
Company, for its own benefit and as sole beneficial owner shall cause to be established and maintained in its name, a segregated account for each Approved Currency (each a "Company Receipts Account" and, collectively the "Company
                  ------------------------                         -------
Receipts Accounts"), bearing a designation clearly indicating that the funds
-----------------
deposited therein are held for the benefit of the Company.

               (d)    Additional Accounts.  The Company may establish and
                      -------------------
maintain in the name of the Trustee, as trustee of the Trust, segregated accounts in addition to or in place of the segregated accounts set forth in
Schedule 1, provided that such accounts are established and maintained at an
----------  --------
Eligible Institution and, provided, further, that prior to establishing such
                          --------  -------
accounts, the Company shall have (i) obtained the prior written consent of any Funding Agent and (ii) the Master Servicer shall have delivered an Opinion of Counsel from a nationally recognized law firm to the effect that such changes in the accounts do not materially and adversely affect the Investor Certificateholders.

               (e)    Administration of the Series Concentration Accounts, the
                      --------------------------------------------------------
Stamp Duty Reserve Accounts and the General Reserve Accounts by the Trustee. At
---------------------------------------------------------------------------
the written direction of the Master Servicer, funds on deposit in the Series Concentration Accounts, the Stamp Duty Reserve Accounts and the General Reserve Accounts available for investment, shall be invested by the Trustee in Eligible Investments selected by the Master Servicer. All such Eligible Investments shall be held by the Trustee as trustee for the benefit of the Investor Certificateholders. Amounts on deposit in each Series Non-Principal Concentration Subaccount, the Stamp Duty Reserve Accounts and the General Reserve Accounts shall, if applicable, be invested in Eligible Investments that will mature, or that are payable or redeemable upon demand of the holder thereof so that such funds will be available on or before the Business Day immediately preceding the next Distribution Date. None of such Eligible Investments shall be disposed of prior to the maturity date with respect thereto unless such disposition is reasonably determined by the Master Servicer to be necessary to prevent a loss. All interest and investment earnings (net of losses and investment expenses) on funds deposited in any Series Non-Principal Concentration Subaccount shall be deposited in such subaccount. Amounts on deposit in any Series Principal Concentration Subaccount and any other accounts or subaccounts as specified in the related Supplement shall be invested in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available not later than the date which is specified in any Supplement. The Trustee, or its nominee or custodian, shall maintain possession of the negotiable instruments or securities, if any, evidencing any Eligible Investments from the time of purchase thereof until the time of sale or maturity. Any earnings (net of losses and investment expenses) (the "Investment
                                                                     ----------
Earnings") on such invested funds in a Series Principal Concentration Subaccount
--------
and any other accounts or subaccounts as specified in the related Supplement will be deposited by the Trustee in the related Series Non-Principal Concentration Subaccount. Investment Earnings on funds held in any subaccount of the General Reserve Accounts shall be deposited by the Trustee in such subaccount.

                      (f)   Daily Collections.
                            -----------------

                            (i)   On the Business Day Received, promptly
                      following the receipt of Collections in the form of available funds in any Collection Account, the Company shall have authorized a transfer of all Collections on deposit in (A) any Collection Account with respect to the U.S. Originators directly to the applicable Company Concentration Account, such transfer to be completed by
                      12.30 p.m. London time on the next succeeding Business Day following the day on which such Collections are received in the Collection Account, each such individual transfer amount to be reported by the Master Servicer to the Trustee by 10:00 a.m. London time; and (B) any Collection Account with respect to the European Originators directly to the applicable Master Collection Account.

                            (ii) Promptly following the transfer of Collections to the applicable Master Collection Account, the Master Servicer shall transfer, or cause to be transferred, such transfer to be completed by 12.30 p.m. London time on the next succeeding Business Day following the day on which such Collections are received in the Master Collection Accounts, an amount equal to the amount of Collections to the applicable Company Concentration Account.

                            (iii) Promptly following the transfer of Collections
                      to the applicable Company Concentration Account, but in no event later than the next succeeding Business Day of the Collections being received in such Company Concentration Accounts, the Master Servicer shall calculate (such calculations to be contained in the Daily Report) and direct the Trustee to make the transfers, allocations and distributions set forth in subsections 3.01(d), 3.01(e), 3.01(f), 3.01(g)
                               -------------------  -------  -------  -------
                      and 3.01(h), as applicable, based on such U.S. Dollar
                          -------
                      equivalent of such Aggregate Daily Collections as demonstrated in the Daily Report.

                            (iv)  If the Aggregate Daily Collections are
                      deposited into a Company Concentration Account pursuant to the preceding subsection 3.01(d)(ii) at or before 12.30
                                    ----------------------
                      p.m. London time, and the Daily Report specified in subsection 3.01(b)(ii) is received by the Trustee at or
                      ----------------------
                      before 12:30 p.m. London time, the Trustee shall transfer, within a reasonable time, on such Business Day, from the Company Concentration Accounts, to the respective Series Concentration Accounts, an amount equal to the product of
                      (x) the applicable Invested Percentage for such Outstanding Series and (y) such Aggregate Daily Collections (in accordance with the Daily Report which should be reconciled with balances in the Company Concentration Accounts).

                            (v) If (A) the applicable amount referred to in subsection 3.01(d)(iv) is deposited into a Series
                      ---------------------
                      Concentration Account at or before 12:30 p.m. London time, and the Daily Report is received by the Trustee at or before 12:30 p.m. London time, as set forth in the preceding subsection 3.01(d)(iv), or (B) the Servicer has
                                ----------------------
                      deposited Servicer Advances into a Series Concentration Account, the Trustee shall transfer, within a reasonable time but in any event no later than 2:30 p.m. London time funds, on such Business Day, from the Series Concentration Account for each Outstanding Series to the Series Non-Principal Concentration Subaccount, the Series Principal Concentration Subaccount and the Series Accrued Interest Subaccount of each such Series in accordance with the Daily Report and the related Supplement for such Series.

                            (vi) Except as otherwise provided in a Supplement, if the applicable amount referred to in subsection
                                                              ----------
                      3.01(d)(iv) is deposited into the Company Concentration
                      -----------
                      Accounts at or before 12:30 p.m. London time, and the Daily Report is received by the Trustee at or before 12:30 p.m. London time, as set forth in subsection 3.01(d)(iv),
                                                        ----------------------
                      the Trustee shall, in accordance with the Daily Report, transfer, within a reasonable time, but in any event no later than 2:30 p.m. London time, on such Business Day, to the relevant Company Receipts Account the remaining funds, if any, on deposit in the Company Concentration Accounts on such day after giving effect to the distributions to be made pursuant to the Supplement for any Outstanding Series.

                            (vii) If the Collections received in respect of a
                      Receivable that is not set forth in a Daily Report can be identified by the Master Servicer within five (5) Local Business Days of receipt, the Master Servicer shall send written notice to the Trustee identifying such Receivable and setting forth the amount of Collections attributable to such Receivable. If the Trustee shall have received such written notice within five (5) Local Business Days of the Local Business Day on which such Collections has been deposited into a Collection Account, such Collections shall be transferred to the relevant Company Receipts Account by the Trustee. If the Collections received with respect to an Excluded Receivable can be identified by the Master Servicer immediately upon receipt of such Collections in any Collection Account, such Collections may be transferred to the relevant Company Receipts Account by the Trustee in accordance with the Daily Report. If the Collections with respect to such Excluded Receivable cannot be immediately identified by the Master Servicer upon receipt, such Collections shall be allocated as set forth in subsections 3.01(d), 3.01(e), 3.01(f),
                                      -------------------  -------  -------
                      3.01(g) and 3.01(h), as applicable.
                      -------     -------

                      (g)   Certain Allocations Following an Amortization
                            ---------------------------------------------
                            Period.
                            ------

                            (i)   If, on any Settlement Report Date, an
                      Amortization Period has occurred and is continuing with respect to any Outstanding Series and at such Settlement Report Date, a Revolving Period is still in effect with respect to any other Outstanding Series (a "Special
                                                                  -------
                      Allocation Settlement Report Date"), then the Master
                      ---------------------------------
                      Servicer shall make the following calculations:

                                  (A)   the amount (the "Allocable Charged-Off
                                                         ---------------------
                            Amount") equal to the excess, if any, of (I) the
                            ------
                            aggregate Principal Amount of Charged-Off
                            Receivables for the related Settlement Period over
                            (II) the aggregate Principal Amount of Recoveries received during the related Settlement Period; and

                                  (B)   the amount (the "Allocable Recoveries
                                                         --------------------
                            Amount") equal to the excess, if any, of (I) the
                            ------
                            aggregate Principal Amount of Recoveries received during the related Settlement Period over (II) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period.

                                  (ii)    If, on any Special Allocation
                            Settlement Report Date, either of the Allocable Charged-off Amount or the Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions received pursuant to subsection (b)(ii) above) make (A) a pro rata
                            -----------------                    --- ----
                            allocation to each Outstanding Series (based on the Invested Percentage for such Series) of a portion (as determined in clause (iii) below) of each such positive amount and (B) a pro rata allocation to the
                                                      --- ----
                            Exchangeable Company Interest of the remaining portion of each such positive amount.

                                  (iii)   With respect to each portion of the
                            Allocable Charged-off Amount and the Allocable Recoveries Amount which is allocated to an Outstanding Series pursuant to subsection
                                                           ----------
                            3.01(e)(ii), the Trustee shall (in accordance with
                            -----------
                            the written direction of the Master Servicer) apply each such amount to such Series in accordance with the related Supplement for such Series.

                            (h)    Allocations for the Exchangeable Company
                                   ----------------------------------------
Interest. On each Business Day and, after the occurrence and continuation of a
--------
Potential Early Amortization Event or an Early Amortization Event in each case set forth in Section 7.1 of the Agreement, and until the Trust Termination Date,
             -----------
on each Distribution Date, after making all transfers and allocations required pursuant to subsection 3.01(d), the Trustee shall (in accordance with the
            ------------------
written direction of the Master Servicer (which may be given in the form of the Daily Report) upon which the Trustee may conclusively rely) transfer, using its best efforts to make such transfer no later than 2:30 p.m. London time, on such Business Day, the amounts on deposit in the Company Receipts Accounts to the holder of the Exchangeable Company Interest or to such accounts or such Persons as the holder of the Exchangeable Company Interest may direct in writing (which direction may consist of standing instructions provided by the holder of the Exchangeable Company Interest that shall remain in effect until changed by such holder of the Exchangeable Company Interest in writing); provided, however, that
                                                         --------  -------
a transfer for purposes of this subsection 3.01(f) shall be deemed to have
                                ------------------
occurred at such time as the Trustee instructs the bank at which the Company Concentration Accounts are held to debit the Company Concentration Accounts in the amount of the outgoing amount; provided, further, that a failure of the
                                   --------  -------
Trustee to transfer funds by 2:30 p.m. London time, shall not be a breach of this subsection 3.01(f) if (i) the same bank wire transfer program is not used
     ------------------
by the Company and the Trustee to make such transfers or (ii) a Trustee/Master Servicer Force Majeure Delay occurs, and in either such event the Trustee shall use its best efforts to transfer funds within a reasonable time.

                            (i)    Setoff. In addition to the provisions of
                                   ------
Section 8.05, (i) if the Company shall fail to make a payment as provided in
------------
this Agreement or any Supplement, the Master Servicer or the Trustee may set off and apply any amounts otherwise payable to the Company under any Transaction Document. The Company hereby waives demand, notice or declaration of such setoff and application; and (ii) in the event the Master Servicer shall fail to make a payment as provided in any Transaction

Document, the Trustee may set off and apply any amounts otherwise payable to the Master Servicer in its capacity as Master Servicer under the Transaction Documents on account of such obligation. The Master Servicer hereby waives demand, notice or declaration of such setoff and application.

                      (j)   Allocation and Application of Funds. The Master
                            -----------------------------------
Servicer shall direct the Trustee in writing (which may be given in the form of the Daily Reports and the Monthly Settlement Reports) to apply all amounts computed by reference to Aggregate Daily Collections with respect to the Receivables as described in this Article III and in the Supplement with respect
                                 -----------
to each Outstanding Series. The Master Servicer shall direct the Trustee in writing to pay such collections and other amounts to the holder of the Exchangeable Company Interest to the extent such amounts are allocated to the Exchangeable Company Interest under subsection 3.01(f) and as otherwise provided
                                    ------------------
in Article III if and to the extent that such amounts represent amounts
   -----------
transferred to a Company Receipts Account pursuant to subsection 3.01(d)(vi) or
                                                      ----------------------
(as the case maybe) subsection 3.01(d)(vii) such amounts shall be paid to the
                    -----------------------
holder of the Exchangeable Company Interests by way of consideration for the grant of the Participation pursuant to Section 2.01. Unless otherwise provided
                                       ------------
in one or more Supplements, if the Trustee receives any Daily Report at or before 12:30 p.m. London time, on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day, but in any event no later than 2:30 p.m. London time and otherwise on the next succeeding Business Day.


       THE REMAINDER OF ARTICLE III SHALL BE SPECIFIED IN THE
       SUPPLEMENT WITH RESPECT TO EACH SERIES. SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE SERIES RELATING TO THE SUPPLEMENT IN WHICH SUCH REMAINDER APPEARS.


                                  ARTICLE IV

                            ARTICLE IV IS RESERVED
                            ----------------------
                    AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                    --------------------------------------
                  WITH RESPECT TO THE SERIES RELATING THERETO
                  -------------------------------------------

                                   ARTICLE V

                         THE INVESTOR CERTIFICATES AND
                         -----------------------------
                         EXCHANGEABLE COMPANY INTEREST
                         -----------------------------

          SECTION 5.01.  The Investor Certificates.  The Investor Certificates
                         -------------------------
of each Series and any Class thereof shall be in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Investor Certificates shall, upon issue, be executed by the Trustee (on behalf of the Trust and without the Trustee incurring any personal liability in respect of the Investor Certificates) and the Trustee shall authenticate and redeliver the Investor Certificates as provided in Section 5.02. Except as otherwise set forth as to any Series or
            ------------
Class in the related Supplement, the Investor Certificates shall be issued by the Trust in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single global certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. Each Investor Certificate shall be executed by manual or facsimile signature by the Trustee or a Responsible Officer of the Trustee on behalf of the Trustee. Investor Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Investor Certificates or does not hold such office at the date of such Investor Certificates. No Investor Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Investor Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Investor Certificate shall be conclusive evidence, and the only evidence, that such Investor Certificate has been duly authenticated and delivered hereunder. All Investor Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

          SECTION 5.02.  Authentication of Certificates.
                         ------------------------------

          (a)    Authentication and Delivery of Certificates.  The Trustee shall
                 -------------------------------------------
authenticate and deliver the initial Series of Investor Certificates that are issued upon the written order of the Master Servicer in a form reasonably satisfactory to the Trustee, to the holders of the initial Series of Investor Certificates, against payment for the first Series issued by the Trustee of the Initial Invested Amount to the Company. The Investor Certificates shall be duly authenticated by or on behalf of the Trustee in authorized denominations equal to (in the aggregate) such Initial Invested Amount. Upon a Company Exchange as provided in Section 5.10 and the satisfaction of certain other conditions
            ------------
specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Company, to the Persons designated in such Supplement. Upon the written order of the Master Servicer, the Investor Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates.

          (b)    Company Certificates.  Upon written request of the Master
                 --------------------
Servicer, the Trustee shall authenticate and deliver to the Company one or more certificates representing the Exchangeable Company Interest in a form reasonably satisfactory to the Trustee. Such certificates shall be duly authenticated by or on behalf of the Trustee in denominations as requested by the Company. The Company shall pay all costs associated with such issuance of certificates.

          SECTION 5.03.  Registration of Transfer and Exchange of Investor
                         -------------------------------------------------
Certificates.
------------

                       (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions
               ----------------------------
of Section 8.16 a register (the "Certificate Register") in which, subject to
   ------------                  --------------------
such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Company hereby appoints Chase Manhattan Bank (Ireland) plc as Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. Chase Manhattan Bank (Ireland) plc shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to the Company the Trustee and the Master Servicer; provided, however, that such resignation shall not be effective and
          --------  -------
Chase Manhattan Bank (Ireland) plc shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Company and such successor Transfer Agent and Registrar has accepted such appointment. The provisions of Sections 8.01, 8.02, 8.03, 8.05 and 10.19 shall apply to Chase
              -------------  ----  ----  ----     -----
Manhattan Bank (Ireland) plc (or the Trustee to the extent it is so acting) also in its role as Transfer Agent or Registrar, as the case may be, for so long as Chase Manhattan Bank (Ireland) plc (or the Trustee to the extent it is so acting) shall act as Transfer Agent or Registrar, as the case may be.

          Each of Huntsman International and the Company hereby jointly and severally agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to Section 8.05, for the payment
                                                   ------------
of any reasonable compensation payable to the Transfer Agent and Registrar for its services under this Section 5.03 and under Section 5.10. The Trustee hereby
                        ------------           ------------
agrees that, upon the receipt of such funds from the Company, it shall pay the Transfer Agent and Registrar such amounts.

          Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Company shall execute (on behalf of the Trust), and the Trustee shall, upon the written order of the Company, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series (and Class) representing like aggregate Fractional Undivided Interests and which bear numbers that are not contemporaneously outstanding.

          At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series (and Class) in authorized denominations of like aggregate Fractional Undivided Interests, bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose.

          Whenever any Investor Certificates of any Series are so surrendered for exchange, the Company shall execute (on behalf of the Trust), and the Trustee shall, upon the written order of the Company, authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer, with sufficient instructions, duly executed by the Investor Certificateholder thereof or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require any Investor Certificateholder that is transferring or exchanging one or more Investor Certificates to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a customary manner satisfactory to the Trustee.

          The Company shall and without incurring personal liability with respect to the Investor Certificates, execute and deliver Investor Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Investor Certificates.

               (b) The Transfer Agent and Registrar will maintain at its expense in Ireland and, subject to subsection 5.03(a), if specified in the
                                   ------------------
related Supplement for any Series, any other city outside the United Kingdom designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration or transfer or exchange.

               (c) Unless otherwise stated in any related Supplement, registration of transfer of Investor Certificates containing a legend relating to restrictions on transfer of such Investor Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with.

          Investor Certificates issued upon registration or transfer of, or in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Company, the Master Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

          SECTION 5.04.  Additional Issuance of Certificates.
                         -----------------------------------

               (a) The Company may cause the Trustee to issue one of more additional Series. To the extent provided in the related Supplement, the Company may cause the Trustee to increase the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in any related Subordinated Company Interests.

               (b) A new issuance or an additional issuance, as the case may be, may only occur upon delivery to the Trustee of, among other things, the following: (i) an additional Supplement specifying the principal terms of such Series (except in the case of an additional issuance to the extent provided in the related Supplement), (ii) the applicable credit enhancement, if any, and
(iii) satisfaction of the Rating Agency Condition.

          SECTION 5.05.  Mutilated, Destroyed, Lost or Stolen Investor
                         ---------------------------------------------
Certificates.  If (a) any mutilated Investor Certificate is surrendered to the
------------
Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Investor Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save the Trust, each of them and the Company harmless, then, in the absence of actual notice to the Trustee or Transfer Agent and Registrar that such Investor Certificate has been acquired by a bona fide purchaser, and, upon the written request of the Company, the Trustee shall authenticate and deliver on behalf of the Trust, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Investor Certificate, a new Investor Certificate of like tenor and aggregate Fractional Undivided Interest and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Investor Certificate under this Section 5.05, the Trustee or the Transfer Agent
                                ------------
and Registrar may require the payment by the Investor Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Investor Certificate issued pursuant to this Section
                                                                       -------
5.05 shall constitute complete and indefeasible evidence of ownership in the
----
Trust, as if originally issued, whether or not the lost, stolen or destroyed Investor Certificate shall be found at any time.

          SECTION 5.06.  Persons Deemed Owners.  At all times prior to due
                         ---------------------
presentation of an Investor Certificate for registration of transfer, the Company, the Trustee, the Paying Agent, the Transfer Agent and Registrar, any Funding Agent and any agent of any of them may treat the Person in whose name any Investor Certificate is registered as the owner of such Investor Certificate for the purpose of receiving distributions pursuant to Article IV of the related
                                                       ----------
Supplement and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 5.06, in determining whether the Investor
                   ------------
Certificateholders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Company, or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the

Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Investor Certificates so owned by the Company or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Company or any Affiliate thereof.

          SECTION 5.07.  Appointment of Paying Agent.  The Paying Agent shall
                         ---------------------------
make distributions to Investor Certificateholders from the Series Concentration Accounts (and/or any other account or accounts maintained for the benefit of Investor Certificateholders as specified in the related Supplement for any Series) pursuant to Articles III and IV. The Trustee may revoke such power and
                    ------------     --
remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be Chase Manhattan Bank (Ireland) plc and any co-paying agent chosen by Chase Manhattan Bank (Ireland) plc Each Paying Agent other than the Initial Paying Agent shall have a combined capital and surplus of at least $100,000,000. The Paying Agent shall be permitted to resign upon thirty (30) days' prior written notice to the Trustee. In the event that the Paying Agent shall so resign, the Trustee shall appoint a successor to act as Paying Agent (which shall be a depositary institution or trust company) reasonably acceptable to the Company which appointment shall be effective on the date on which the Person so appointed gives the Trustee written notice that it accepts the appointment. Any resignation or removal of the Paying Agent and appointment of successor Paying Agent pursuant to this Section 5.07 shall not become effective
                                        ------------
until acceptance of appointment by the successor Paying Agent, as provided in this Section 5.07. The Trustee shall cause such successor Paying Agent or any
     ------------
additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 8.01, 8.02, 8.03, 8.05 and 10.19 shall apply to Chase
              -------------  ----  ----  ----     -----
Manhattan International Limited (or the Trustee to the extent it is so acting) also in its role as Paying Agent, for so long as Chase Manhattan International Limited (or the Trustee to the extent it is so acting) shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.05, for the payment of any reasonable compensation payable to the
------------
Paying Agent for its services under this Section 5.06.  The Trustee hereby
                                         ------------
agrees that, upon the receipt of such funds from the Company it shall pay the Paying Agent such amounts.

          SECTION 5.08.  Access to List of Investor Certificateholders' Names
                         ----------------------------------------------------
and Addresses.  The Trustee will furnish or cause to be furnished by the
-------------
Transfer Agent and Registrar to the Company, the Master Servicer or the Paying Agent, within ten (10) Business Days after receipt by the Trustee of a request therefor from the Company, the Master Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders as then recorded by or on behalf of the Trustee. The costs and expenses incurred in connection with the provision of such list shall constitute Program Costs under the Supplement for the applicable Series. If three or more Investor Certificateholders of record or any Investor Certificateholder of any Series or a group of Investor Certificateholders of record representing Fractional Undivided Interests aggregating not less than 10% of the Invested Amount of the related Outstanding Series (the "Applicants")
                                                               ----------
apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall transmit or shall cause the Transfer Agent and Registrar to transmit, such communication to the Investor Certificateholders reasonably promptly after the receipt of such application.

          Every Investor Certificateholder, by receiving and holding an Investor Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, officers, directors or employees shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Investor Certificateholders hereunder, regardless of the sources from which such information was derived.

          As soon as practicable following each Record Date, the Trustee shall provide to the Paying Agent or its designee, a list of Investor
Certificateholders in such form as the Paying Agent may reasonably request.

          SECTION 5.09.  Authenticating Agent.
                         --------------------

               (a) The Trustee may appoint one or more authenticating agents with respect to the Investor Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Investor Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Investor Certificates; provided, that each such authenticating agent shall satisfy the conditions set forth in Section 8.06. Whenever reference is made in
                                    ------------
this Agreement to the authentication of Investor Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent.

               (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent; provided such institution satisfies the conditions set forth in Section 8.06.
                        ------------

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Company.

          (d) Any resignation of an authenticating agent shall not become effective until acceptance of appointment by the successor authenticating agent as provided in this Section 5.08. The Trustee may at any time terminate the
                    ------------
agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or fail to satisfy the conditions set forth in Section
                                                                         -------
8.06, the Trustee promptly may appoint a successor authenticating agent.
----

          (e) Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent (other than an Affiliate of the Trustee) shall be appointed unless such authenticating agent
(i) is reasonably acceptable to the Trustee and the Company and (ii) satisfies the conditions set forth in Section 8.06.
                            ------------

          (f) The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.05, for the payment of any reasonable compensation payable to each
------------
authenticating agent for its services under this Section 5.08. The Trustee
                                                 ------------
hereby agrees that, upon the receipt of such funds from the Company, it shall pay each authenticating agent such amounts.

          (g)    The provisions of Sections 8.01, 8.02, 8.03, 8.05 and
                                   -------------  ----  ----  ----
10.18 shall be applicable to any authenticating agent.
-----

          (h)    Pursuant to an appointment made under this Section 5.09, the
                                                            ------------
Investor Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                   "This is one of the Investor Certificates
                       described in the Pooling Agreement
     dated as of December 21, 2000, among Huntsman Receivables Finance LLC,
                 Huntsman (Europe) B.V.B.A., as Master Servicer
                                      and
                Chase Manhattan Bank (Ireland) plc, as Trustee"

                   _________________________________________
                            as Authenticating Agent
                                for the Trustee

                   By  _________________________
                         Authorized Signatory

          SECTION 5.10.  Tax Treatment.  It is the intent of the Master
                         -------------
Servicer, the Company, the Investor Certificateholders and the Trustee that, under applicable U.S. Federal, State and local income and franchise tax laws (but for no other purpose), the Investor Certificates will qualify as indebtedness of the Company secured by the Participation Assets and that the Trust will not be characterized as an association or publicly traded partnership taxable as a corporation. The Company, the Master Servicer and the Trustee, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agree to treat, except as otherwise required by law, the Investor Certificates for applicable U.S. Federal, State and local income and franchise tax purposes (but for no other purpose) as indebtedness of the Company. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. This Section 5.10 shall survive the termination of this Agreement and
               ------------
shall be binding on all transferees of any of the foregoing persons.

          SECTION 5.11.  Exchangeable Company Interest.
                         -----------------------------

               (a) The Company may decrease the amount of its Exchangeable Company Interest in exchange for (i) an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in any related Subordinated Company Interests in connection with an issuance of additional Investor Certificates of such Outstanding Series in accordance with the respective Supplement or (ii) one or more newly issued Series of Investor Certificates and any related newly issued Subordinated Company Interests (any such decrease, a "Company Exchange"). A Company Exchange shall not be necessary
                  ----------------
in connection with an increase in the Invested Amount of any Investor Certificates issued in a Series with an Invested Amount that may increase or decrease from time to time. Such Investor Certificates are expected to be designated as "Variable Funding Certificates" or "VFC Certificates". The Master
               -----------------------------      ----------------
Servicer may perform a Company Exchange by notifying the Trustee, in writing at least twenty (20) Business Days in advance (an "Exchange Notice") of the date
                                                ---------------
upon which the Company Exchange is to occur (an "Exchange Date"). Any Exchange
                                                 -------------
Notice given by the Company shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series: (a) its additional or Initial Invested Amount, as the case may be, if any, which in the aggregate at any time may not be greater than the current principal amount of the Company's Exchangeable Company Interest if any, at such time and (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any. On the Exchange Date, the Trustee shall only (i) authenticate and deliver any Investor Certificates evidencing an increase in the Invested Amount of a Class of Investor Certificates or a newly issued Series and
(ii) permit the issuance of any related Subordinated Company Interests, upon delivery to the Trustee of the following (together with the delivery by the Company to the Trustee of any additional agreements, instruments or other documents as are specified in the related Supplement): (a) a Supplement executed by the Master Servicer and specifying the Principal Terms of such Series (provided that no such Supplement shall be required for any increase in the Invested Amount of a Class of Investor Certificates, and any related increase in any related Subordinated Company Interests, unless it is so required by the related Supplement), (b) a Tax Opinion addressed to the Trustee and the Trust, (c) a General Opinion addressed to the Trustee and the Trust, (d) a Responsible Officer's certificate of the Company certifying that all conditions precedent to the authentication and delivery of such Investor Certificates have been satisfied and upon which Responsible Officer's certificate the Trustee may conclusively rely, (e) evidence that the Rating Agency Condition shall have been satisfied after giving effect to the Company Exchange, (f) written instructions of an officer of the Company specifying the amount, Series, Investor Certificates and other Interests to be issued with respect to the Company Exchange and (g) the applicable Investor Certificates if necessary. Upon delivery of the items listed in clauses (a) through (g) above and satisfaction of any conditions set forth in any Supplement for an Outstanding Series, the existing Exchangeable Company Interest and the applicable Subordinated Company Interests, as the case may be, shall be deemed adjusted as of such Exchange Date, and the new Subordinated Company Interests, if any, shall be deemed duly created as of such Exchange Date, in each case as provided above. The Trustee shall cause to be kept at the office or agency to be maintained by the Transfer Agent and Registrar in accordance with the provisions of Section 8.16 a register
                                                         ------------
(the "Exchange Register") in which, subject to such reasonable regulations as
      -----------------
the Trustee may prescribe, the Transfer Agent and Registrar shall record all Company Exchanges and the amount of the Exchangeable Company Interest following any the Company Exchange. There is no limit to the number of Company Exchanges that the Company may perform under this Agreement. If the Company shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Investor Certificates to another Person, obtain a Tax Opinion. Additional restrictions relating to a Company Exchange may be set forth in any Supplement.

          (b) Upon any Company Exchange, the Trustee, in accordance with the written directions of the Master Servicer shall issue to the Company under
Section 5.01, for execution, as agent of the Trustee, and redelivery to the
------------
Trustee for authentication under Section 5.02, (i) one or more Investor
                                 ------------
Certificates representing an increase in the Invested Amount of an Outstanding Series, or (ii) one or more new Series of Investor Certificates. Any such Investor Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such Certificate belongs so selected by the Master Servicer.

          (c) In conjunction with a Company Exchange, the parties hereto shall, except as otherwise provided in subsection 5.11(a) above, execute a
                                       ------------------
Supplement to this Agreement, which shall define, with respect to any additional Investor Certificates or newly issued Series, as the case may be: (i) its name or designation, (ii) its additional or initial principal amount, as the case may be, (or method for calculating such amount), (iii) its Certificate Rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method for allocating Collections to Holders, (vi) the names of any accounts or subaccounts to be used by such Series and the terms governing the operation of any such accounts or subaccounts, (vii) the issue and terms of a letter of credit or other form of Enhancement, if any, with respect thereto, (viii) the terms on which the Certificates of such Series may be repurchased by the Company or may be remarketed to other investors, (ix) the Series Termination Date thereafter, (x) any deposit account maintained for the benefit of Holders, (xi) the number of classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xii) the rights of the holder of such Exchangeable Company Interest that have been transferred to the holders of such Series, (xiii) the designation of any Series Accounts or subaccounts and the terms governing the operation of any such Series Accounts or subaccounts, (xiv) provisions acceptable to the Trustee concerning the payment of the Trustee's fees and expenses and (xv) other relevant terms (all such terms, the "Principal Terms" of such Series). The
                                     ---------------
Supplement executed in connection with the Company Exchange shall contain administrative provisions which are reasonably acceptable to the Trustee.

          (d) The Company shall not transfer, assign, exchange or otherwise dispose of its Exchangeable Company Interest or any Subordinated Company Interests without (i) the prior satisfaction of the Rating Agency Condition and
(ii) delivery of a Tax Opinion. If the Company shall transfer, assign, exchange or otherwise dispose of all or any portion of its Exchangeable Company Interest or any Subordinated Company Interests, in accordance with the preceding sentence, the Transfer Agent and Registrar shall record the transfer, assignment, exchange or other disposition of (i) the Exchangeable Company Interest in the Exchange Register and (ii) any Subordinated Company Interests in a register maintained by the Transfer Agent and Registrar at its office or agency (the "Subordinated Interest Register"). Any Holder who wishes to
             ------------------------------
transfer, assign, exchange or otherwise dispose of all or any portion of the Exchangeable Company Interest or any Subordinated Company Interests held by it shall deliver instructions and a written instrument of transfer, with sufficient instructions, duly executed by such Holder or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement. No service charge shall be made for any registration of transfer or exchange of all or any portion of the Exchangeable Company Interest or any Subordinated Company Interests, but the Transfer Agent and Registrar may require any Holder that is transferring or exchanging all or any portion of the Exchangeable Company Interest or any Subordinated company interests to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of all or any portion of the Exchangeable Company Interest or the Subordinated company interests.

          (e) Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

          (f) If the Company reduces its Exchangeable Company Interest pursuant to Section 2.05 (a) and (b) and Section 2.08(n) hereof, the Company
            ------------------------     ---------------
shall immediately notify the Trustee of any such reduction and the Trustee shall make the appropriate notification in its records that such reduction of the Exchangeable Company Interest has been made.

          SECTION 5.12.  Book-Entry Certificates.  If specified in any related
                         -----------------------
Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the Depository specified in such Supplement which shall be the Clearing Agency, specified by, or on behalf of, the Company for such Series. The Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Certificate Book-Entry Holder will receive a definitive certificate representing such Certificate Book-Entry Holder's interest in the Investor Certificates, except as provided in
Section 5.14. Unless and until definitive, fully registered Investor
------------
Certificates ("Definitive Certificates") have been issued to Investor
               -----------------------
Certificateholders pursuant to Section 5.14 or the related Supplement:
                               ------------

               (a)    the provisions of this Section 5.12 shall be in full force
                                             ------------
and effect;

               (b) the Master Servicer (or the Servicer Guarantor on behalf of the Master Servicer) and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the Investor Certificateholder without respect to whether there has been any actual authorization of such actions by the Certificate Book-Entry Holders with respect to such actions;

               (c)    to the extent that the provisions of this Section 5.12
                                                                ------------
conflict with any other provisions of this Agreement, the provisions of this
Section 5.12 shall control; and
------------

               (d) the rights of Certificate Book-Entry Holders shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Certificate Book-Entry Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of amounts due in respect of the Investor Certificates to such Clearing Agency Participants.

          Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book-Entry Certificates (but, instead, shall be issued as Definitive Certificates) unless at the time of issuance of such Class or Series, the Company and the Trustee receive a Tax Opinion.

          SECTION 5.13.  Notices to Clearing Agency.  Whenever notice or other
                         --------------------------
communication to the Investor Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Book-Entry Holders pursuant to Section 5.14, the Trustee shall give
                                           ------------
all such notices and communications specified herein to be given to the Investor Certificateholders to the Clearing Agencies.

          SECTION 5.14.  Definitive Certificates.  If (a)(i) the Master Servicer
                         -----------------------
advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through such Clearing Agency or (c) after the occurrence of a Master Servicer Default or an Early Amortization Event, Certificate Book-Entry Holders representing Fractional Undivided Interests aggregating more than 50% of the Invested Amount held by such Certificate Book-Entry Holders of each affected Series then issued and outstanding advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Book-Entry Holders, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Certificate Book-Entry Holders, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Book-Entry Holders requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer (or the Servicer Guarantor on its behalf) nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

          SECTION 5.15.  Securities Act Restrictions.  Investor Certificates may
                         ---------------------------
be issued pursuant to an exemption from registration under the Securities Act or may be registered pursuant to an effective registration statement under the Securities Act. Investor Certificates that have not been registered pursuant to an effective registration statement under the Securities Act and any interest therein may not be reoffered, resold, pledged or otherwise transferred, and shall not be registered for transfer in the Certificate Register except pursuant to the provisions set forth in the Supplement relating to such Series of Investor Certificates. Such Investor Certificates shall contain a legend substantially to the effect set forth in the related Supplement.


                                  ARTICLE VI

                     OTHER MATTERS RELATING TO THE COMPANY
                     -------------------------------------

          SECTION 6.01.  Liability of the Company.  Except as set forth below in
                         ------------------------
this Section 6.01, the Company shall be liable for all obligations, covenants,
     ------------
representations and warranties of the Company arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence and otherwise herein, the Company shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Company hereunder and shall not be liable for any act or omission of the Paying Agent, an authenticating agent, the Transfer Agent and Registrar or the Trustee. Notwithstanding any other provision hereof or of any Supplement, the sole remedy of the Trust, the Trustee (in its individual capacity or as Trustee), the Holders or any other Person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Agreement or any Supplement shall be against the assets of the Company, subject to the payment priorities contained herein. Neither the Trust, the Trustee, the Holders nor any other Person shall have any claim against the Company to the extent that the Company's assets are insufficient to meet such obligations, covenant, representation, warranty or agreement (the difference being referred to herein as a "shortfall") and all
                                                         ---------
claims in respect of the shortfall shall be extinguished.

          SECTION 6.02.  Limitation on Liability of the Company.  Subject to
                         --------------------------------------
Sections 6.01 and 10.19, neither the Company nor any of their respective
-------------     -----
directors or officers or employees or agents shall be under any liability to the Trust, the Trustee, the Holders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether or not such action or inaction arises from express or implied duties under any Transaction Document; provided, however, that this provision shall not protect
                      -------- --------
the Company against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of any obligations and duties hereunder.

          SECTION 6.03.  Merger or Consolidation of, or Assumption of the
                         ------------------------------------------------
Obligations of, Huntsman International or Certain of Its Affiliates.
-------------------------------------------------------------------

          (a) Neither Huntsman International nor any of its Affiliates which is a party to any of the Transaction Documents shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person or engage in any corporate restructuring or reorganization unless:

               (i) the business entity formed by such consolidation or into which Huntsman International or any of its Affiliates which is a party to any of the Transaction Documents is merged or the Person which acquires by conveyance or transfer the properties and assets of Huntsman International or any of its Affiliates which is a party to any of the Transaction Documents substantially as an entirety if Huntsman International or any of its respective Affiliates is not the surviving entity shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, the performance of every covenant and obligation of Huntsman International and any of its respective Affiliates which is a party to any of the Transaction Documents, as applicable, hereunder;

               (ii) Huntsman International and such Affiliates, as applicable, have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, restructuring, reorganization, conveyance or transfer or engage in any corporate restructuring or reorganization and such supplemental agreement comply with this Section 6.03, that such
                                     ------------
          supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by Applicable Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

               (iii) if any Series is outstanding, the Rating Agency Condition shall have been satisfied with respect to such consolidation, merger, reorganization, conveyance or transfer and any Funding Agent shall have consented to such consolidation, merger; restructuring, reorganization, conveyance or transfer;

               (iv) the Master Servicer, the Company and their respective Affiliates, as applicable, shall have delivered to the Trustee, any Funding Agent and each Rating Agency of each outstanding Series a Tax Opinion, dated the date of such consolidation, merger, restructuring, reorganization, conveyance or transfer, with respect thereto;

               (v) in connection with any merger, consolidation or corporate restructuring or reorganization of the Company, the business entity into which the Company shall merge or consolidate shall be (x) with respect to the Company, U.S. Originators and any Approved Originator, a business entity that is not subject to Title 11 of the United States Code or (y) a special purpose corporation, the powers and activities of which shall be limited to the performance of the obligations of the Company under this Agreement, any Supplement and the Origination Agreements; and

               (vi) if such entity is not the surviving entity, the surviving entity shall file new UCC-1 financing statements and all other documents which may be required with respect to the participation and security interest of the Trust in relation to the U.S. Receivables.

          (b) The obligations of the Company or its Affiliates, as applicable, hereunder shall not be assigned nor shall any Person succeed to the obligations of the Company or its Affiliates, as applicable, hereunder except in each case in accordance with (i) the provisions of the foregoing paragraphs or
(ii) conveyances, mergers, consolidations, assumptions, sales or transfers to other entities (1) for which Huntsman International or its Affiliates, as applicable, delivers an Officer's Certificate to the Trustee indicating the Huntsman International or its Affiliates, as applicable, reasonably believes that such action will not adversely affect in any material respect the interests of any Investor Certificateholder or Holder of a Participation therein, (2) which meet the requirements of clause (ii) of the preceding paragraph and (3) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Trustee in writing in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor thereby conveyed.

                                  ARTICLE VII

                           EARLY AMORTIZATION EVENTS
                           -------------------------

          SECTION 7.01.  Early Amortization Events.  Unless modified with
                         -------------------------
respect to any Series of Investor Certificates by any related Supplement, if any one of the following events (each, an "Early Amortization Event") shall occur:
                                       ------------------------

               (a) an Insolvency Event shall have occurred with respect to the Trust, the Company, any Originator or Huntsman International;

               (b) the Trust or the Company shall become an "investment company" or "controlled" by an "investment company" within the meaning of the 1940 Act;

               (c) the Trust shall receive a written notice from the U.S. Internal Revenue Service taking the position that the Trust should be characterized for United States federal income tax purposes as a "publicly traded partnership" or as an association taxable as a corporation and counsel to the Company cannot provide an opinion reasonably acceptable to the Trustee and each Funding Agent that such claim is without merit; or

               (d) no Successor Master Servicer shall have been appointed and accepted such appointment pursuant to the Servicing Agreement following a Master Servicer Default; or

               (e) a Program Termination Event shall have occurred and be continuing under the Contribution Agreement or any Origination Agreement;

then, an "Early Amortization Period" with respect to all Outstanding Series
          -------------------------
shall commence without any notice or other action on the part of the Trustee or any Investor Certificateholder immediately upon the occurrence of such event. The Master Servicer shall notify each Rating Agency, each Funding Agent and the Trustee in writing of the occurrence of such Early Amortization Period, specifying the date of the occurrence of such event. Upon the commencement against the Trust, the Company, any Originator or Huntsman International of a case, proceeding or other action described in clause (ii) of the definition of "Insolvency Event", the Company shall cease to accept contributions of
-----------------
Receivables from Huntsman International and cease to grant a Participation or security interest in Receivables to the Trust, until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal. If an Insolvency Event with respect to the Trust or the Company occurs, the Company shall immediately cease to grant a Participation or security interest in

Receivables to the Trust (or, if the Company has previously suspended the grant of a Participation or security interest in Receivables to the Trust to comply with the preceding sentence, such suspension shall become a permanent cessation of the grant of a Participation or security interest in Receivables to the Trust) and the entity with respect to which such Insolvency Event has occurred, shall promptly give written notice to the Trustee of such occurrence. Notwithstanding any cessation of the grant of a Participation or security interest in to or granting of a security interest in favor of the Trust of additional Receivables, Receivables participated to or in which a security interest was granted in favor of the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust.

          Additional Early Amortization Events and the consequences thereof may be set forth in each Supplement with respect to the Series relating thereto.

          SECTION 7.02.  Additional Rights upon the Occurrence of Certain
                         ------------------------------------------------
Events.
------

               (a) If after the occurrence of an Insolvency Event with respect to the Trust, the Company, any Originator or the Servicer Guarantor, the Aggregate Invested Amount and all accrued and unpaid amounts due in respect thereon have not been paid to the Investor Certificateholders, the Company as beneficial owner of the Receivables acknowledges that the Trustee may in pursuance of the security interest granted hereunder and in accordance with the written direction of the Liquidation Servicer shall (i) publish a notice in the Wall Street Journal, International Wall Street Journal and the Financial Times (each, an "Authorized Newspaper") that an Insolvency Event has occurred and that
           --------------------
the Trustee intends, pursuant to the enforcement of its security interest, to instruct the Liquidation Servicer to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders and request instructions from such holders, which notice shall request each Certificateholder to advise the Trustee in writing that it elects one of the following options: (A) the Certificateholder wishes the Liquidation Servicer not to so sell, dispose of or otherwise liquidate the Receivables; (B) the Certificateholder wishes the Liquidation Servicer to sell, dispose of or otherwise liquidate the Receivables; or (C) the Certificateholder refuses to advise the Trustee as to the specific action the Liquidation Servicer should take. If after 60 days from the day notice pursuant to clause (i) above is first published (the "Publication Date"), the Trustee
                                             ----------------
shall not have received written instructions selecting option (A) above from (x) Investor Certificateholders representing more than 50% of the Invested Amount of each Series (or, in the case of a Series having more than one Class of Investor Certificates, Investor Certificateholders representing more than 50% of the Invested Amount of each Class of such Series) and (y) if there are any Holders of the Exchangeable Company Interest other than the Company, the Holders of the Exchangeable Company Interest representing more than 50% of the Company Interest not held by the Company, the Trustee shall proceed to direct the Liquidation Servicer to so sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Trustee shall cause the Liquidation Servicer to consummate the sale, liquidation or disposition of the

Receivables as provided above with the highest bidder for the Receivables. The Company hereby expressly waives any rights of redemption or rights to receive notice of any such sale except as may be required by law. All reasonable costs and expenses incurred by the Liquidation Servicer in such sale shall be reimbursable to the Liquidation Servicer as provided in Section 8.05. After the
                                                        ------------
appointment of the Liquidation Servicer as Successor Master Servicer pursuant to the Servicing Agreement, the Liquidation Servicer shall proceed to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Liquidation Servicer shall proceed to consummate the sale, liquidation or disposition of the Receivables as provided above with the highest bidder for the Receivables. The provisions of Sections 7.01 and 7.02
                                                       -------------     ----
shall be cumulative. All reasonable costs and expenses incurred by the Liquidation Servicer in such sale shall be reimbursable to the Liquidation Servicer as provided in Section 8.05.
                        ------------

               (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection 7.02(a) above shall be treated as
                            ------------------
Collections on the Receivables and such proceeds shall be released to the Liquidation Servicer in an amount equal to the amount of any expenses incurred by the Liquidation Servicer acting in its capacity as Liquidation Servicer under this Section 7.02 that have not otherwise been reimbursed and the remainder, if
     ------------
any, will be distributed to Investor Certificateholders of each Series after immediately being deposited in the related Company Concentration Account, in accordance with the provisions of subsection 3.01(d) and the related Supplement
                                  ------------------
for such Series. After giving effect to all such distributions, the remainder, if any, shall be allocated to the Exchangeable Company Interest and such amount shall be released to the Holder of the Exchangeable Company Interest.

                                 ARTICLE VIII

                                  THE TRUSTEE
                                  -----------

          SECTION 8.01.  Duties of Trustee.
                         -----------------

               (a) The Trustee, prior to the occurrence of a Master Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of the Master Servicer Defaults and Early Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreements or any Supplement and no implied covenants or obligations shall be read into such Pooling and Servicing Agreements against the Trustee. If a Master Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge occurred (which has not been cured or waived), the Trustee shall exercise the rights and powers vested in it by any Pooling and Servicing Agreement or any Supplement and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

               (b) The Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee; provided, that (i) in the case of any of the above which are specifically required to be furnished to the Trustee pursuant to any provision of the Pooling and Servicing Agreements, the Trustee shall, subject to Section 8.02, examine them to determine whether they appear on
                  ------------
their face to conform to the requirements of this Agreement and (ii) in the case of any of the above as to which the Trustee is required to perform procedures pursuant to the internal operating procedures memorandum, the Trustee shall perform said procedures in accordance with the internal operating procedures memorandum.

          (c)  Subject to subsection 8.01(a), no provision of this Agreement
                          ------------------
shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:
            -------- --------

               (i) the Trustee shall not be liable for an error of judgment unless it shall be proved that the Trustee was grossly negligent, or acted in bad faith, in ascertaining the pertinent facts;

               (ii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith;

               (iii) the Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with any of its obligations, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, any Funding Agent or any Investor Certificateholder;

               (iv) the Trustee shall not be charged with knowledge of a Master Servicer Default or Early Amortization Event unless a Responsible Officer of the Trustee obtains actual knowledge of such event or the Trustee receives written notice of such default or event from the Master Servicer or Servicer Guarantor, as the case may be, any Funding Agent or any Holder of Investor Certificates;

               (v) the Trustee shall not be liable for any investment losses resulting from any investments of funds on deposit in the Company Concentration Accounts or Series Concentration Accounts (provided that the Trustee has complied with the instructions of the Master Servicer in accordance of the terms of this Agreement in conducting such investments); and

               (vi) the Trustee shall have no duty to monitor the performance of the Master Servicer or the Servicer Guarantor, nor shall it have any liability in connection with malfeasance or nonfeasance by the Master Servicer or the Servicer Guarantor; the

               Trustee shall have no liability in connection with compliance of the Master Servicer, the Servicer Guarantor or the Company with statutory or regulatory requirements related to the Receivables; and the Trustee shall have no duty to perform, except as otherwise required pursuant to the internal operating procedures memorandum, any recalculation or verification of any calculation with respect to data provided to the Trustee by the Master Servicer.

               (d) Except as expressly provided in any Pooling and Servicing Agreement, the Trustee shall have no power to vary the corpus of the Trust.

               (e) Provided that the Master Servicer and the Company shall have provided to the Trustee and the Liquidation Servicer, promptly upon request, all books, records and other information reasonably requested by the Trustee and the Liquidation Servicer and shall have provided the Trustee and the Liquidation Servicer with all necessary access to the properties, books and records of the Master Servicer and the Company which the Trustee and the Liquidation Servicer may reasonably require, then within sixty (60) days following the Effective Date the Trustee shall notify the Master Servicer, each Rating Agency, each Funding Agent and each Investor Certificateholder of such events.

          SECTION 8.02.  Rights of the Trustee.  Except as otherwise provided in
                         ---------------------
Section 8.01 and in the internal operating procedures memorandum:
------------

               (a) The Trustee may delegate any of the duties, rights and powers vested in it hereunder to an Eligible Institution; provided, however,
                                                          --------  -------
that no such delegation shall be effective unless (i) such third party has a combined capital and surplus of at least $100,000,000 and short-term ratings of at least "A-1"/"P-1" by S&P and Moody's, respectively, and subject to supervision or examination by federal or state authority and (ii) the Rating Agency Condition is satisfied.

               (b) The Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Responsible Officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreement by the proper party or parties.

               (c) The Trustee may consult with counsel, and any Opinion of Counsel and any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel.

               (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by any Pooling and Servicing Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of any Pooling and Servicing

Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein
                             --------  -------
shall relieve the Trustee of the obligations, upon the occurrence of a Master Servicer Default and default under the Servicing Guarantee or Early Amortization Event (which has not been cured), to exercise such of the rights and powers vested in it by any Pooling and Servicing Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act. For the purposes set forth hereunder, the Trustee's obligation to agree the matters referred to in Section 2.7(r), (s), (t) and (n) shall be
                                 --------------------------------
treated as an act of discretion.

               (e) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by any Pooling and Servicing Agreement; provided that the Trustee shall be liable for
                                 --------
its gross negligence or willful misconduct.

               (f) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be materially and adversely affected if the Trustee does not perform such acts; provided, however, that such Holders of Investor Certificates shall
      --------  -------
indemnify and reimburse the Trustee for any liability or expense resulting from any such investigation requested by them; provided, further, that the Trustee
                                          --------  -------
shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney, at the sole cost and expense of the Company.

               (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through Affiliates, agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such Affiliate, agent, attorney, custodian or nominee appointed with due care by it hereunder.

               (h) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables, the Collection Accounts, the Company Concentration Accounts, the Master Collection Accounts, the Company Receipts Account, the Stamp Duty Reserve Accounts and the General Reserve Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Company with its representations and warranties or for any other purpose.

                    (i) In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to
                                         ------------
such Paying Agent or Transfer Agent and Registrar.

          SECTION 8.03.  Trustee Not Liable for Recitals.  The Trustee assumes
                         -------------------------------
no responsibility for the correctness of the recitals contained herein and in the Investor Certificates (other than the certificate of authentication on the Investor Certificates). Except as set forth in Section 8.15, the Trustee makes
                                               ------------
no representations as to the validity or sufficiency of any Pooling and Servicing Agreement, of the Investor Certificates (other than the certificate of authentication on the Investor Certificates), of the Exchangeable Company Interest, of any Subordinated company interests, of any Receivable or of any related document or interest. The Trustee shall not be accountable for the use or application by the Company of any of the Investor Certificates, any Subordinated company interests or any Exchangeable Company Interest or of the proceeds of such Investor Certificates, such Subordinated company interests or such Exchangeable Company Interest or for the use or application of any funds paid to the Company in respect of the Receivables or deposited in or withdrawn from the Collection Accounts, the Company Concentration Accounts or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms of any Pooling and Servicing Agreement.

          The Trustee shall not be accountable for the use or application by the Master Servicer of any of the Investor Certificates or of the proceeds of such Investor Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Receivables or deposited in or withdrawn from the Collection Accounts or the Company Concentration Accounts by or at the direction of the Master Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable.

          SECTION 8.04.  Trustee May Own Investor Certificates.  The Trustee in
                         -------------------------------------
its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Company, the Master Servicer or an Originator as it would were it not the Trustee.

          SECTION 8.05.  Trustee's and the Liquidation Servicer's Fees and
                         -------------------------------------------------
Expenses.  The Trustee shall be entitled to a fee (which shall not be limited by
--------
any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. The Master Servicer covenants and agrees to pay to the Trustee annually in advance on the Effective Date and on or about each one year anniversary thereof, a fee agreed upon in writing between the Trustee and the Master Servicer. The Trustee shall also be entitled to reimbursement from the Master Servicer or the Company upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices, requests for documentation or other communications to Holders), disbursements, losses, liabilities, damages and advances incurred or made by the Trustee in accordance with any of the provisions of any Pooling and Servicing Agreement or by reason of its status as Trustee under any Pooling and Servicing Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement, loss, liability, damage or advance that is finally judicially determined to have resulted from its gross negligence, willful misconduct or bad faith; provided, that any obligation of the Company to
                                 --------
make payments under this Section 8.05 shall be Company Subordinated Obligations.
                         ------------
To the extent the fees and expenses of the Trustee are not paid on a current basis (including pursuant to the first sentence of this Section 8.05), the
                                                        ------------
Trustee shall be entitled to be paid such items from amounts that would be distributable to the Company under Article III of this Agreement. The Trustee
                                   -----------
shall be entitled to reimbursement for any reasonable out-of-pocket costs or expenses incurred in connection with the review, negotiation, preparation, execution and delivery of any of the Transaction Documents or in connection with the issuance of any Investor Certificates on the Effective Date. If the Liquidation Servicer is appointed Successor Master Servicer by the Trustee in accordance with the Servicing Agreement, the Liquidation Servicer, in its capacity as Successor Master Servicer, shall also be entitled to be paid the Servicing Fee as specified in the agreement between the Liquidation Servicer and the Trustee (the "Liquidation Servicer Agreement") and any other compensation to which the Master Servicer is expressly entitled under any Pooling and Servicing Agreement. The Trustee shall not be liable for any fees of the Liquidation Servicer in its capacity as Successor Master Servicer. The provisions of this
Section 8.05 shall apply to the reasonable expenses, disbursements and
------------
advances made or incurred by the Liquidation Servicer, to the extent not otherwise paid. The covenants to pay the expenses, disbursements, losses, liabilities, damages and advances provided for in this Section shall survive the termination of any Pooling and Servicing Agreement and shall be binding on the Company, the Master Servicer and any Successor Master Servicer.

          SECTION 8.06.  Eligibility Recitals.  The initial Trustee hereunder on
                         --------------------
the Effective Date shall be a banking institution in Dublin, Ireland. Any subsequent Trustee, other than the initial Trustee, shall be a banking institution, located in Europe and shall have a combined capital and surplus of at least $100,000,000 (or its foreign equivalent), short term ratings of at least "A-1"/"P-1" by S&P and Moody's, respectively and subject to the regulatory supervision in its jurisdiction. If such institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this
Section 8.06, the combined capital and surplus of such corporation shall be
------------
deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the
                                                         ------------
Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.
------------

          SECTION 8.07.  Resignation or Removal of Trustee.
                         ---------------------------------

               (a) Subject to paragraph (c) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving 60 calendar days prior written notice thereof to the Company, the Master Servicer and the Rating Agencies. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted such appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after
                                  ------------
written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

               (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07
                                                                 ------------
shall not become effective until acceptance of such appointment as provided in
Section 8.08.
------------

               (d)    The obligations of the Company described in Section 8.05
                                                                  ------------
and the obligations of the Master Servicer described in Section 8.05 and Section
                                                        ------------     -------
5.02 of the Servicing Agreement shall survive the removal or resignation of the
----
Trustee as provided in this Agreement.

               (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

          SECTION 8.08.  Successor Trustee.
                         -----------------

          (a)    Any successor trustee appointed as provided in Section 8.07
                                                                ------------
shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Master Servicer, and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Master Servicer shall immediately give notice, but in no event less than ten (10) days prior to any such resignation or removal, to each Rating Agency upon the appointment of a successor trustee.

               (b) No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor
        ------------
trustee shall be eligible under the provisions of Section 8.06.
                                                  ------------

               (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee (including the Servicer
                 ------------
Guarantor) shall mail notice of such succession hereunder to all Holders at their addresses as shown in the Certificate Register, the Exchange Register or the Subordinated Interest Register, as applicable.

          SECTION 8.09.  Merger or Consolidation of Trustee.  Any Person into
                         ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the
                   --------
provisions of Section 8.06, without the execution or filing of any paper or any
              ------------
further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly give notice (except to the extent prohibited under any Requirement of Law or Contractual Obligation), but in no event less than ten (10) days prior to any such merger or consolidation, to the Company, the Master Servicer and the Rating Agencies upon any such merger or consolidation of the Trustee. Information as to such merger or consolidation that is made publicly available by the Trustee in the Authorized Newspapers shall be deemed to satisfy the notice requirement of this Section 8.09.
                                                          ------------

          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

               (a) Notwithstanding any other provisions of any Pooling and Servicing Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties,
                                        ------------
obligations, rights and trusts as the Trustee may consider necessary. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Holders
                                         ------------
of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08. The Trustee shall promptly notify each Rating Agency of the
------------
appointment of any co-trustee.

               (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                    (ii) neither the Trustee nor any separate trustee or co-trustee shall be personally liable by reason of any act or omission of any other trustee, separate trustee or co-trustee hereunder so long as such trustee, separate trustee or co-trustee is appointed with due care in accordance with the terms of this Agreement; and

                    (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon
                       ------------
its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of any Pooling and Servicing Agreement, specifically including every provision of any Pooling and Servicing Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Company.

               (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to any Pooling and Servicing Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.  Tax Returns.  In the event the Trust shall be required
                         -----------
to file U.S. Federal, state, local or foreign income tax returns, the Company (or the Master Servicer on its behalf) shall prepare and file or shall cause to be prepared and filed any such tax returns required to be filed by the Trust and shall remit such tax returns to the Trustee for signature at least five (5) Business Days before such tax returns are due to be filed (including extensions). The Master Servicer (or the Servicer Guarantor on its behalf) shall also prepare or shall cause to be prepared all U.S. Federal tax information in connection with this Agreement required by law to be distributed to Holders and shall deliver such information to the Trustee at least five (5) Business Days prior to the date it is required by law to be distributed to the Holders. The Trustee, upon request, will furnish the Company or the Master Servicer with all such information known to the Trustee as may be reasonably determined by the Company or the Master Servicer to be required in connection with the preparation of all U.S. Federal, state, local or foreign income tax returns of the Trust, and shall, upon the Company's (or the Master Servicer's on behalf of the Company) written request, execute such tax returns. In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Holders, the Master Servicer (or the Servicer Guarantor on its behalf), arising under any U.S. Federal, state, local or foreign income tax law or regulation, including, without limitation, excise taxes or any other tax imposed by a Governmental Authority on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith). The Trustee shall not be required to determine whether any filing of tax returns is required.

          SECTION 8.12.  Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
Investor Certificates.  All rights of action and claims under any Pooling and
---------------------
Servicing Agreement or the Investor Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Investor Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been obtained.

          SECTION 8.13.  Suits for Enforcement.  If a Master Servicer Default or
                         ---------------------
a default under the Servicing Guarantee shall occur and be continuing, the Trustee may, as provided in Section 6.01 of the Servicing Agreement, proceed to
                            ------------
protect and enforce its rights and the rights of the Holders under this Agreement or any other Transaction Document by suit, action or proceeding (including any suit, action or proceeding on behalf of the Holders against any third party) in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Trustee or the Holders. In furtherance of and without limiting the generality of subsection 8.01(d), the Trustee shall have the right to obtain, before
   ------------------
initiating any such action, such reasonable indemnity from the Holders as the Trustee may require against the costs, expenses and liabilities that may be incurred therein or thereby. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates, the Subordinated company interests or the Exchangeable Company

Interest or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 8.14.  Rights of Investor Certificateholders to Direct
                         -----------------------------------------------
Trustee. Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided,
                                                                    --------
however, that nothing in any Pooling and Servicing Agreement shall impair the
-------
right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders; provided, further, that in furtherance and without limiting the generality of
--------  -------
subsection 8.01(d), the Trustee shall have the right to obtain, before acting in
------------------
accordance with any such direction of the Investor Certificateholders, such reasonable indemnity from the Investor Certificateholders as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting.

          SECTION 8.15.  Representations and Warranties of Trustee.  The Trustee
                         -----------------------------------------
represents and warrants that:

               (a) the Trustee is a banking institution organized, existing and in good standing under the laws of Dublin, Ireland and is duly authorized to exercise trust powers under applicable law;

               (b) the Trustee has the power and authority to enter into this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and any Supplement; and

               (c) this Agreement and each of the Transaction Documents executed by it have been duly executed and delivered by the Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors, rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          SECTION 8.16.  Maintenance of Office or Agency.  The Trustee will
                         -------------------------------
maintain at its expense in Dublin, Ireland, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Investor Certificates or any other Interests and the Pooling and Servicing Agreements may be served. The Trustee will give prompt written notice to the Company, the Master Servicer and the Holders of any change in the location of the Certificate Register, the Exchange Register, the Subordinated Interest Register or any such office or agency.

          SECTION 8.17.  Limitation of Liability.  The Investor Certificates are
                         -----------------------
executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust

Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Investor Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

                                  ARTICLE IX

                                  TERMINATION
                                  -----------

          SECTION 9.01.  Termination of Trust.
                         --------------------

               (a) The Trust and the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Holders as hereafter set forth and any indemnification obligations hereunder) shall terminate, except with respect to any such obligations or responsibilities expressly stated to survive such termination, on the earliest of (i) the last day of the June 2021 Settlement Period, or if such day is not a Business Day, the immediately preceding Business Day, (ii) at the option of the Company, at any time when the Aggregate Invested Amount is zero, (iii) following the occurrence of any of the Early Amortization Events specified in Section 7.01, at
                                                                ------------
any time when the Aggregate Invested Amount is zero and (iv) upon completion of distribution of the amounts referred to in subsection 7.02(b) (the "Trust
                                           ------------------       -----
Termination Date").
----------------

               (b) If on the Distribution Date in the month immediately preceding the month in which the Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Investor Certificates to be made on the related Distribution Date pursuant to Article III) the Invested
                                                  -----------
Amount of any Series would be greater than zero (as certified in writing by the Master Servicer), the Company as beneficial owner of the Receivables hereby authorizes the Trustee, at the written direction of the Master Servicer to make reasonable efforts to cause the Liquidation Servicer to sell within 30 days of such Distribution Date all of the Receivables. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article III. During such 30-day period, the Master Servicer
                -----------
shall continue to collect Collections on the Receivables and allocate Collections in accordance with the provisions of Article III. The reasonable
                                                 -----------
costs and expenses incurred by the Trustee and the Liquidation Servicer in such sale shall be reimbursable to the Trustee and the Liquidation Servicer as provided in Section 8.05.
            ------------

          SECTION 9.02.  Optional Purchase and Final Termination Date of
                         -----------------------------------------------
Investor Certificates of Any Series.
-----------------------------------

               (a) On any Distribution Date during the Amortization Period with respect to any Series on which the Invested Amount (or such other amount as may be set forth in the related Supplement) of such Series is reduced to an amount equal to or less than ten percent (10%) of the Initial Invested Amount (or such other amount as may be set forth in the related Supplement) for such Series as of the day preceding the beginning of such Amortization Period, the Company shall have the option to repurchase the entire Investor Certificateholders' Interest of such Series, at a purchase price equal to

(i) the outstanding Invested Amount of the Investor Certificates of such Series plus (ii) amounts due in respect thereof through such Distribution Date (after giving effect to any payment of principal and monthly interest on such date of purchase) plus (iii) all other amounts payable to all Investor Certificateholders of such Series under the related Supplement (such purchase price, the "Clean-Up Call Repurchase Price"). The amount of the Clean-Up Call
            -----------------------------
Repurchase Price will be deposited and credited to the applicable Series Concentration Account for such Series on such Distribution Date in immediately available funds and will be passed through in full to the applicable Investor Certificateholders. Following any such repurchase, such Investor Certificateholders' Interest in the Receivables shall terminate and such amounts due therein will be allocated to the Exchangeable Company Interest and such Investor Certificateholders will have no further rights with respect thereto. In the event that the Company fails for any reason to deposit the Clean-Up Call Repurchase Price for such Receivables, the Investor Certificateholders' Interest in the Receivables will continue and monthly payments will continue to be made to the Investor Certificateholders.

               (b)    The amount deposited pursuant to subsection 9.02(a) shall
                                                       ------------------
be paid to the Investor Certificateholders of the related Series pursuant to
Article III on the Distribution Date following the date of such deposit.  All
-----------
Investor Certificates of a Series which are purchased by the Company pursuant to subsection 9.02(a) shall be delivered by the Company upon such purchase to, and
------------------
be canceled by (in accordance with the written directions of the Company), the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Company.

               (c) All amounts due with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Investor Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of amounts due to be made on such Series on such date), the Company as beneficial owner of the Receivables acknowledges that the Trustee may in pursuance of the security interest granted hereunder sell or cause to be sold, in accordance with the directions of the Investor Certificateholders representing more than 50% of the Invested Amount of such Series (upon which the Trustee may conclusively rely) Receivables with an aggregate principal amount approximately equal to the Outstanding Invested Amount of such Series and pay the proceeds to all Investor Certificateholders of such Series pro rata (except that unless expressly
                                  --------
provided to the contrary in the related Supplement, no payment shall be made to Investor Certificateholders of any Class of any Series that is by its terms subordinated to any other Class until such senior Class of Investor Certificates have been paid in full) in payment of amounts due on such Series of Investor Certificates, provided, however, in furtherance and without
              --------- -------
limiting the generality of subsection 8.01(d), the Trustee shall have the right
                           ------------------
to obtain, before acting in accordance with any such direction of the Investor Certificateholders, such reasonable indemnity from the Investor Certificateholders as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting. Absent such direction from Investor Certificateholders representing more than 50% of the Invested Amount of such Series or absent such reasonable indemnity as the

Trustee may require in connection with such direction, the Trustee shall continue to hold the Participation Assets in accordance with the terms of the Pooling and Servicing Agreements until the Trust Termination Date (or until a majority of the Investor Certificateholders shall otherwise direct the Trustee); provided that the terms of this Agreement, the related Supplement and the
---------
Servicing Agreement shall be deemed to remain in full force and effect, except that no additional Receivables shall be allocated with respect to such Series. The reasonable costs and expenses incurred by the Trustee and the Liquidation Servicer in such sale shall be reimbursable to the Trustee and the Liquidation Servicer as provided in Section 8.05. Any proceeds of such sale in excess of
                        ------------
such amounts due in respect thereof shall be paid, pro rata, to the holders of the Exchangeable Company Interest, unless and to the extent otherwise specified in any applicable Supplement. Upon such Series Termination Date with respect to the applicable Series, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in this Section
                                                                         -------
9.02.
----

          SECTION 9.03.  Final Payment with Respect to Any Series.
                         ----------------------------------------

               (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least 30 days' prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice or such shorter period as is acceptable to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Master Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by a Responsible Officer's certificate setting forth the information specified in Section 4.03 of
                                                                 ------------
the Servicing Agreement covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

               (b) Notwithstanding the termination of the Trust pursuant to subsection 9.01(a) or the occurrence of the Series Termination Date with respect
------------------
to any Series pursuant to Section 9.02, all funds then on deposit in the
                          ------------
Collection Accounts (but only to the extent necessary to pay all outstanding and unpaid amounts to Holders) shall continue to be held in trust for the benefit of the Holders and the Paying Agent or the Trustee shall pay such funds to the Investor Certificateholders upon surrender of their Investor Certificates in accordance with the terms hereof. Any Investor Certificate not surrendered on the date specified in subsection 9.03(a)(i) shall cease to accrue any amounts
                      ---------------------
due provided for such Investor Certificate from and after such date. In the event that all of the Investor Certificateholders shall not surrender their Investor Certificates for cancellation within six (6) months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the related Series Concentration Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay, pro rata, to the holders of the Exchangeable Company Interest upon request any monies held by them for the payment of amounts due in respect thereof that remains unclaimed for two (2) years and neither the Trustee nor the Paying Agent shall be liable to any Investor Certificateholder for such payment to the Company upon its request. After such payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

               (c) All Investor Certificates surrendered for payment of the final distribution with respect to such Investor Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

          SECTION 9.04.  The Company's Termination Rights.  Upon the termination
                         --------------------------------
of the Trust pursuant to Section 9.01 and payment to the Trustee (in its
                         ------------
capacity as such) of all amounts owed to it under any Pooling and Servicing Agreement, the Trustee shall release the security interest of the Trust in the Participation Assets, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to subsection
                                                                    ----------
9.03(b). The Trustee shall execute and deliver such instruments in each case
-------
without recourse, representation or warranty (except with respect to the Trustee Liens as set forth below), as shall be reasonably requested by the Company to effect the release of all right, title and interest which the Trust had in the Participation Assets free and clear of all Trustee Liens.


                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          SECTION 10.01. Amendment.
                         ---------

               (a) This Agreement, the Servicing Agreement and each Supplement in respect of an outstanding Series (collectively, the "Pooling and Servicing
                                                        ---------------------
Agreements") may be amended in writing from time to time by the Master Servicer,
----------
the Company and the Trustee with the written consent of the Funding Agent with respect to any Outstanding Series, and without the consent of any Holder, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to add any other provisions hereof to change in any manner or eliminate any of the provisions with respect to matters or questions raised under any Pooling and Servicing Agreement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; provided, however, that such
                                                   --------  -------
action shall not, as evidenced by a Responsible Officer's certificate of the Company delivered to the Trustee, have a Material Adverse Effect with respect to the Company (but, to the extent that the determination of whether such action would have a Material Adverse Effect with respect to the Company requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered to the Trustee in addition to such Responsible Officer's certificate); provided further any amendment that is entered into to provide additional Enhancement for any Outstanding Series or to conform to regulations issued by the Internal Revenue Service shall be deemed to have no Material Adverse Effect with respect to the Company. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

          (b) Any Pooling and Servicing Agreement and, to the extent provided in any Pooling and Servicing Agreement, any other agreement relating to the Receivables may also be amended (other than in the circumstances referred to in the preceding paragraph (a)) in writing from time to time by the Master Servicer, the Company and the Trustee with the consent of the Funding Agent and Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series adversely affected in any material respect by the amendment (or, if any such Series shall have more than one Class of Investor Certificates adversely affected in any material respect by the amendment, more than 50% of the Invested Amount of each such Class) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or such other agreement or of modifying in any manner the rights of Holders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the
-------- --------
amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of such Investor Certificateholder of such Series; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of such Investor Certificateholder; or (iii) reduce the aforesaid percentage of the Invested Amount of any adversely affected Series or Class the Holders of which are required to consent to any such amendment without the consent of all Investor Certificateholders of each Series adversely affected in any material respect.

          (c)  Notwithstanding anything in this Section 10.01 to the contrary,
                                                -------------
the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

          (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder of each Outstanding Series (or with respect to an amendment of a Supplement, to each Investor Certificateholder of the applicable Series), and the Master Servicer shall furnish written notification of the substance of such amendment to the Funding Agent and each Rating Agency. No such material amendment (including without limitation, the amendment of any Supplement notwithstanding anything to the contrary contained in any Supplement) shall be effective until the Rating Agency Condition has been satisfied.

               (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 10.01 to approve the particular form of
                              -------------
any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

               (f)  In executing or accepting any amendment pursuant to this
Section 10.01, the Trustee shall, upon request, be entitled to receive and rely
-------------
upon (i) an Opinion of Counsel stating that such amendment is authorized pursuant to a specific provision of a Pooling and Servicing Agreement and complies with such provision, (ii) a certificate from a Responsible Officer of the Company stating that such (A) amendment shall not adversely affect the interests of the Holders of any outstanding Investor Certificates in any material respect except for Holders of the Series whose consent to such amendment has been obtained in accordance with clause (b) of this Section 10.01
                                                                  -------------
and (B) all conditions precedent to the execution and delivery of such amendment shall have been satisfied in full and (iii) a Tax Opinion.

          SECTION 10.02.  Protection of Right, Title and Interest to Trust. The
                          ------------------------------------------------
Company (or the Master Servicer or Servicer Guarantor) shall cause each Pooling and Servicing Agreement, all amendments thereto and/or all financing statements and continuation statements and any other necessary documents covering the Holders' and the Trustee's right, title and interest to the Trust and the Participation Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Company (or the Master Servicer or Servicer Guarantor) shall deliver to the Trustee copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. In the event that the Master Servicer fails to file such financing or continuation statements and the Trustee has received an Opinion of Counsel, at the expense of the Company, that such filing is necessary to fully preserve and to protect the Trustee's right, title and interest in any Participation Asset then the Trustee shall have the right to file the same on behalf of the Master Servicer, the Company and the Trustee shall be reimbursed and indemnified by the Company for making such filing. The Company shall cooperate fully with the Master Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 10.02.
                           -------------

               (a) The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               (b) Except with respect to the Investor Certificateholders as expressly provided in any Pooling and Servicing Agreement, no Holder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto; nor shall any Holder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c) No Holder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to initiate any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Holder with every other Holder and the Trustee, that no one or more Holder(s) shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of the Pooling and Servicing Agreements to affect, disturb or prejudice the rights of any other of the Interests, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section 10.02, each and
                                                     -------------
every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               (d) By their acceptance of Interests pursuant to this Agreement and the applicable Supplement, the Holders agree to the provisions of this
Section 10.02.
-------------

          SECTION 10.03. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY,
                         -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, EXCEPT TO THE EXTENT THAT ISSUES OF PERFECTION ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

          SECTION 10.04. Notices.  All notices, requests and demands to or upon
                         -------
the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows (i) in the case of the Company, the Master Servicer and the Trustee, or to such other address as may be hereafter notified by the respective parties hereto:

          The Company:

          Huntsman Receivables Finance LLC
          c/o Huntsman International LLC

               500 Huntsman Way
               Salt Lake City, Utah 84108:
               Attention: Office of General Counsel
               Telephone No.: 1 (801) 532-5700
               Facsimile No.: 1 (801) 584-5782
               with a copy to the Master Servicer

               The Master Servicer:

               Huntsman (Europe) BVBA
               Everslaan 45
               B-3078 Everberg
               Belgium
               Attention:  Treasury Department
               Phone No.:  32 2 758 9211
               Facsimile No.: 32 2 759 5501

               The Trustee:

               Chase Manhattan Bank (Ireland) plc
               Chase Manhattan House
               International Financial Services Centre
               Dublin 1, Ireland
               Attention:  Padraic Doherty
               Telephone No. 353 1 612 3136
               Facsimile No. 353 1 612 5777

Any notice required or permitted to be mailed to a Holder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register, the Exchange Register or the Subordinated Interest Register, as the case may be. Any notice so mailed within the time prescribed in any Pooling and Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. With respect to service of process in the United States, the Master Servicer and the Trustee hereby appoint CT Corporation as their respective agent for service of process in the United States.

               SECTION 10.05. Severability of Provisions. If any one or more of
                              --------------------------
the covenants, agreements, provisions or terms of any Pooling and Servicing Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of such Pooling and Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of any Pooling and Servicing Agreement or of the Investor Certificates or rights of the Holders.

               SECTION 10.06. Assignment. Notwithstanding anything to the
                              ----------
contrary contained herein, except as provided in Section 5.03 of the Servicing
                                                 ------------
Agreement, no Pooling and Servicing Agreement, nor any rights or interests thereunder, may be assigned by the Company or the Master Servicer without the prior written consent of the Trustee acting on behalf of the Holders of 66-2/3% of the Invested Amount of each Outstanding Series and without the Rating Agency Condition having been satisfied with respect to such assignment.

          SECTION 10.07. Investor Certificates Nonassessable and Fully Paid.  It
                         --------------------------------------------------
is the intention of the parties to each Pooling and Servicing Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee pursuant to Section 5.02 are and shall be deemed fully
                                   ------------
paid.

          SECTION 10.08. Further Assurances.  Each of the Company, the Servicer
                         ------------------
Guarantor and the Master Servicer hereby agree to do and perform, from time to time, any and all acts (including but not limited to notifying related Obligors to the extent necessary to perfect the grant of any Participation hereunder by the Company to the Trust, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit the Company (or its assignees) to provide such notification subsequent to the applicable Receivables Origination Date without materially impairing the Trust's Participation and security interest in the Participation Assets and without incurring material expenses in connection with such notification) and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of each Pooling and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC (or other applicable laws) of any applicable jurisdiction.

          SECTION 10.09. No Waiver; Cumulative Remedies.  No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 10.10. Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 10.11. Third-Party Beneficiaries.  This Agreement will inure
                         -------------------------
to the benefit of and be binding upon the parties hereto and the Holders and their respective successors and permitted assigns. Except as otherwise provided in this Section 10.11 and in any Supplement, no other Person will have any right
        -------------
or obligation hereunder.

          SECTION 10.12. Actions by Investor Certificateholders.
                         --------------------------------------

               (a) Wherever in any Pooling and Servicing Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

               (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by an Investor Certificateholder shall bind such Investor Certificateholder and every subsequent Holder of such Investor Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Company and the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Investor Certificate.

          SECTION 10.13. Merger and Integration.  Except as specifically stated
                         ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Servicing Agreement. This Agreement and the Servicing Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 10.14. Headings.  The headings herein are for purposes of
                         --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 10.15. No Setoff.  Except as expressly provided in this
                         ---------
Agreement or any other Transaction Document, the Trustee agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Accounts or the Company Concentration Accounts for any amount owed to it by the Company, the Master Servicer or any Holder.

          SECTION 10.16. No Bankruptcy Petition.  Each of the Trustee (for
                         ----------------------
itself and on behalf of the Holders) and the Master Servicer hereby covenant and agree that it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings (including, but not limited to, petitioning for the declaration of the Company's assets en desastre) under any Applicable Insolvency Laws.

          SECTION 10.17. Limitation of Liability.  It is expressly understood
                         -----------------------
and agreed by the parties hereto that (a) each Pooling and Servicing Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) except with respect to Section 8.15 the
                                                       ------------
representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, the
                                                   -------- --------
Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under any Pooling and Servicing Agreement; provided, further, that this Section 10.17 shall survive the
           --------  -------            -------------
resignation or removal of the Trustee.

          Except as otherwise provided hereunder, each of Contributor, the Company and the Master Servicer severally hereby agrees to indemnify and hold harmless the Trustee, the Trust (for the benefit of the Holders) and the Holders (each, an "Indemnified Person") from and against any loss, liability, expense,
           ------------------
damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreement to which it is a party, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of an Indemnified Person or resulted from the performance of any Receivable, market fluctuations or other market or investment risk not attributable to acts or omissions or alleged acts or omissions of the Company; provided, however, that any payments to be made by
                             --------  -------
the Company pursuant to this subsection shall be Company Subordinated
Obligations.

          SECTION 10.18. Certain Information.  The Master Servicer and the
                         -------------------
Company shall promptly provide to the Trustee such information in computer tape, hard copy or other form regarding the Receivables as the Trustee may reasonably determine to be necessary to perform its obligations hereunder.

          SECTION 10.19. Responsible Officer Certificates; No Recourse.  Any
                         ---------------------------------------------
certificate executed and delivered by a Responsible Officer of the Company or the Trustee pursuant to the terms of the Transaction Documents shall be executed by such Responsible Officer not in an individual capacity but solely in his or her capacity as an officer of the Company or the Trustee, as applicable, and such Responsible Officer will not subject to personal liability as to matters contained in the certificate. A director, officer, employee or shareholder, as such, of the Company shall not have liability for any obligation of the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document, unless such claim results from the gross negligence, fraudulent acts or willful misconduct of such director, officer, employee or shareholder.

          IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                             HUNTSMAN RECEIVABLES FINANCE LLC,
                                             as the Company,

                                             By:   /s/ Samuel D. Scruggs
                                                   Name: Samuel D. Scruggs
                                                   Title: Treasurer

                                             HUNTSMAN (EUROPE) BVBA,
                                             as Master Servicer,


                                             By:   /s/ Jon M. Huntsman Jr.
                                                   Name: Jon M. Huntsman
                                                   Title:

                                             CHASE MANHATTAN BANK
                                             (IRELAND) plc,
                                             not in its individual capacity
                                             but solely as Trustee,

                                             By:   /s/ Colin Holmes
                                                   Name: Colin Holmes
                                                   Title: Director

HUNTSMAN INTERNATIONAL LLC,
Acknowledged and agreed to with respect
to Sections 5.03, 6.03, 7.01 and 10.18
   -------------  ----  ----     -----

By:   /s/ J. Kimo Esplin
Name: J. Kimo Esplin
Title: Executive VP and CFO

                                    ANNEX X

          "1940 Act" shall mean the United States Investment Company Act of 1940, as amended.

          "ABR" shall mean, for any day, a per annum alternate base rate (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
(a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason, the Funding Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Funding Agent to obtain sufficient quotations in accordance with the terms of the definitions thereof, the ABR shall be determined without regard to clause (b) or (c), or both, of the immediately preceding sentence, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively. The term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Funding Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and
(ii) Statutory Reserves and (b) the Assessment Rate. The term "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m. New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Funding Agent from three negotiable certificate of deposit dealers in New York City of recognized standing selected by it.

          "Accrual Period" shall mean, for any Series, the period from and including a Distribution Date, or, in the case of the initial Accrual Period for such Series, the date of issuance of such Series, to but excluding the succeeding Distribution Date.

          "Additional Originator" shall mean any Originator added as an Approved Originator pursuant to Section 2.09 of the Pooling Agreement after the Series 2000-1 Issuance Date.

          "Adjusted Invested Amount" shall mean, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

          "Adjusted Liquidity Price" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Adjustment Payments" shall mean the collective reference to payments of Transfer Deposit Amounts and Cash Dilution Payments.

          "Administrative Agent" shall mean Chase, a New York banking APA corporation, as administrative agent on behalf of PARCO, and its successors and assigns in such capacity.

          "Affected APA Bank" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Aged Receivables Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid balance of Receivables contributed by the Contributor to the Company (and with respect to which the Company has granted the Participation and a security interest to the Trust) that were 61 to 90 days past due and (b) the aggregate amount of Receivables that were charged off as uncollectible prior to the day that is 61 days after its original due date during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables contributed by the Contributor to the Company (and with respect to which the Company has granted the Participation and a security interest to the Trust) during the fourth prior Settlement Period (including the Settlement Period ended on such day).

          "Aggregate Adjusted Invested Amount" shall mean, with respect to any date of determination, the sum of the Adjusted Invested Amounts with respect to all Outstanding Series on such date of determination.

          "Aggregate Allocated Receivables Amount" shall mean, with respect to any date of determination, the sum of the Allocated Receivables Amounts with respect to all Outstanding Series on such date of determination.

          "Aggregate Commitment" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Aggregate Daily Collections" shall mean, with respect to any Business Day, the aggregate amount of all Collections in immediately available funds deposited into the Company Concentration Accounts on such day by 12:30 p.m. London time and available for allocation to different Series. The Trustee shall be informed by the Master

                                   Annex X-2

Servicer by 10:00 a.m. London time, of each separate transfer to any Company Collection Account.

          "Aggregate Initial Daily Collections" shall mean, with respect to any Business Day, the aggregate amount of all Collections deposited into the Collection Accounts.

          "Aggregate Invested Amount" shall mean, at any date of determination, the sum of the Invested Amounts with respect to all Outstanding Series on such date of determination.

          "Aggregate Obligor Country Overconcentration Amounts" shall mean, on any date of determination, the aggregate Principal Amount of non Defaulted Receivables due from Obligors in Approved Obligor Countries which, when expressed as a percentage of the Principal Amount of all Eligible Receivables in the Trust at such date of determination, exceeds the Approved Obligor Country Limit.

          "Aggregate Obligor Overconcentration Amount" shall mean, on any date of determination, the Principal Amount of non-Defaulted Receivables in the Trust due from an Eligible Obligor when expressed as a percentage of the Principal Amount of all Eligible Receivables in the Trust at such date of determination exceeds the percentage set forth in Schedule 3 to the Pooling Agreement for the applicable ratings category of long-term senior debt of that Obligor, or if such Obligor is unrated and is a wholly-owned Subsidiary of a Person, then the applicable ratings category of long-term senior debt (or such higher percentage necessary to satisfy the Rating Agency Condition); provided, however, for
                                                   --------  -------
purposes of this definition that all Eligible Obligors that are Affiliates of each other shall be deemed to be a single Eligible Obligor to the extent the Master Servicer has actual knowledge of the affiliation and in that case, the applicable debt rating for such group of Obligors shall be the debt rating of the ultimate parent of the group.

          "Aggregate Receivables Amount" shall mean, on any date of determination, the aggregate Principal Amount of all Eligible Receivables owned by the Company at the end of the Business Day immediately preceding such date minus (i) the Aggregate Obligor Overconcentration Amount; (ii) the Aggregate Obligor Country Overconcentration Amount; (iii) an amount equal to Timely Payment Discounts and Commission Accruals; (iv) an amount equal to the Volume Rebate Accrual; and (v) the Potential Offset Amount.

          "Aggregate Subordinated Interest Amount" shall mean, the sum of the Subordinated Interest Amounts held by all holders of the Series 2000-1 Subordinated Interests.

          "Aggregate Target Receivables Amount" shall mean, on any date of determination, the sum of the Target Receivables Amounts with respect to all Outstanding Series on such date of determination.

                                   Annex X-3

          "Allocable Charged-Off Amount" shall have, with respect to any Series, the meaning assigned in subsection 3.01(e)(i)(A) of the Pooling Agreement and in any Supplement for such Series.

          "Allocable Recoveries Amount" shall have, with respect to any Series, the meaning assigned in subsection 3.01(e)(i)(B) of the Pooling Agreement and in any Supplement for such Series.

          "Allocated Receivables Amount" shall have, with respect to any Outstanding Series, the meaning assigned in the related Supplement for such Outstanding Series.

          "Amortization Period" shall have, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement.

          "APA Bank Aggregate Invested Amount" shall have the meaning assigned to it in the Series 2000-1 Asset Purchase Agreement.

          "APA Bank Invested Amount" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "APA Bank Purchase Percentage" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Applicable Insolvency Laws" shall mean, with respect to any Person, any applicable bankruptcy, insolvency or other similar United States or foreign law now or hereafter in effect.

          "Applicable Stamp Duty Amount" shall have the meaning assigned in
Section 2.07(r) of the Pooling Agreement.

          "Applicants" shall have the meaning assigned in Section 5.08 of the Pooling Agreement.

          "Appropriate Rating" shall mean (i) the rating required to maintain the existing rating on each Outstanding Series of Investor Certificates and if no such rating exists for such Series of Investor Certificates then (ii) a rating at a level agreed upon between the Company and the Trustee acting at the direction of the Funding Agent(s).

          "Approved Contract Jurisdiction" shall mean (i) on the Series 2000-1 Issuance Date, the jurisdictions set forth in the Receivables Specification and Exception Schedule attached to the Pooling Agreement as Schedule 4 under the heading "Approved Contract Jurisdictions", representing jurisdictions the law of which may govern Contracts and (ii) after the Series 2000-1 Issuance Date, any additional contract jurisdiction added, provided that the provisions of Section
                                        --------
2.09 of the Pooling Agreement have been satisfied.

                                   Annex X-4

          "Approved Currency" shall mean (i) on the Series 2000-1 Issuance Date, United States Dollars, Pound Sterling, and Euro and (ii) after the Series 2000-1 Issuance Date, any other legal currency, provided that the provisions of Section
                                         --------
2.09 of the Pooling Agreement have been satisfied.

          "Approved Obligor Country" shall mean (i) on the Series 2000-1 Issuance Date, the countries set forth in the Receivables Specification and Exception Schedule attached to the Pooling Agreement as Schedule 3 under the heading "Approved Obligor Countries"; provided that Sweden and Denmark shall be Approved Obligor Countries only upon receipt by the Funding Agent of satisfactory historical financial data, as confirmed in writing by the Funding Agent; provided, further, that a country will not be classified as an Approved
       --------  -------
Obligor Country unless the Rating Agency Condition have been satisfied prior to and in connection with such classification; (ii) any conditions set forth in
Schedule 3 have been satisfied with respect to such country; and (iii) after the
----------
Series 2000-1 Issuance Date, any Obligor Country which may be added pursuant to and in accordance with the provisions of subsection 2.09(c) of the Pooling Agreement.

          "Approved Obligor Country Limit" shall mean, with respect to each Approved Obligor Country set forth in the Receivables Specification and Exception Schedule attached to the Pooling Agreement as Schedule 3 under the heading "Approved Obligor Countries", the percentage appearing next to the name of such country, such percentage representing with respect to each such country the maximum aggregate percentage of Receivables that may constitute the Trust pool where the related Obligors are residents in such country.

          "Approved Originator" shall mean (i) on the Series 2000-1 Issuance Date, (A) with respect to the U.S. Originators, Tioxide Americas Inc., Huntsman Propylene Oxide Ltd., International Fuels L.P. and Huntsman International LLC; and (B) with respect to the European Originators, Huntsman ICI Holland BV, Tioxide Europe Ltd. and Huntsman Petrochemicals (UK) Limited and (ii) after the Series 2000-1 Issuance Date, any Originator which may be approved as an Additional Originator pursuant to, and in accordance with, the provisions of
Section 2.09 of the Pooling Agreement.

          "Approved Originator Joinder Agreement" shall mean the agreement in the form attached to the applicable Origination Agreement.

          "Attributable Stamp Duty Reserve Amount" shall have the meaning assigned in Section 2.07(u)(i) of the Pooling Agreement.

          "Authorized Newspaper" shall mean collectively, the Wall Street Journal, the International Wall Street Journal, the Financial Times (European Edition) of London, England, and solely with respect to Certificates listed on the Luxembourg Stock Exchange, the Luxembourger Wort of Luxembourg. If any of such newspapers shall cease to be published, the Master Servicer, the Company (or the Master Servicer on behalf of the Company) or the Trustee shall substitute for it another newspaper in Luxembourg (with respect to the Luxembourger Wort) and in Europe (with respect to the International Wall Street Journal and the Financial Times (European Edition) of London,

                                   Annex X-5

England) and in the United States (with respect to the Wall Street Journal), customarily published at least once a day for at least five (5) days in each calendar week, of general circulation.

          "Available Commitment" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Bankruptcy Code" shall mean the United States Federal Bankruptcy Code, 11 U.S.C. (S)(S) 101-1330, as amended.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

          "Book-Entry Certificates" shall mean Certificates evidencing a beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 5.12 of the Pooling Agreement; provided, however, that after the
                                       --------  -------
occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Book-Entry Holders, such Investor Certificates shall no longer be "Book-Entry Certificates".

          "Business Day" shall mean any day other than (i) a Saturday or a Sunday and (ii) any other day on which commercial banking institutions or trust companies in (A) the State of New York or (B) the city where the Corporate Trust Office of the Trustee is located, which on the Effective Date shall be Dublin, Ireland and which, in each case, are authorized or obligated by law, executive order or governmental decree to be closed as set forth in Schedule 4 to Pooling Agreement; provided that, when used in connection with the calculation of
           --------
Certificate Rates which are determined by reference to the Eurodollar Rate or One-Month LIBOR, "Business Day" shall mean any Business Day banks are open for dealings in dollar deposits in the London interbank market.

          "Business Day Received" shall mean, except as otherwise set forth in the applicable Supplement, with respect to funds deposited in a Collection Account, such day of deposit.

          "Cash Dilution Payment" shall have the meaning assigned in subsection 4.05(a) of the Servicing Agreement.

          "Certificate" shall mean any certificate issued pursuant to the Pooling Agreement or any Supplement.

          "Certificate Book-Entry Holder" shall mean, with respect to a Book-Entry Certificate, the Person who is listed on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency, as the beneficial owner of such Book-Entry Certificate (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                                   Annex X-6

          "Certificate of Formation" shall mean the certificate of formation with respect to the Company filed with the Secretary of State of Delaware pursuant to Section 18-201 of the Delaware Limited Liability Company Act, and any and all amendments thereto and restatements thereof.

          "Certificate Payments" shall have the meaning assigned to such term in the 2000-1 Asset Purchase Agreement.

          "Certificate Rate" shall mean, with respect to any Series and Class of Investor Certificates, the percentage interest rate (or formula on the basis of which such interest rate shall be determined) stated in the applicable Supplement.

          "Certificate Register" shall mean the register maintained pursuant to subsection 5.03(a) of the Pooling Agreement providing for the registration of the Investor Certificates and transfers and exchanges thereof.

          "Charged-Off Receivables" shall mean, with respect to any Settlement Period, all Receivables which, in accordance with the Policies have or should have been written off during such Settlement Period as uncollectible, including without limitation the Receivables of any Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding.

          "Chase" shall mean Chase Manhattan Bank (Ireland) plc, a banking authority incorporated in Ireland and its permitted successors and assigns.

          "Chase Roles" shall have the meaning assigned in Section 11.17 of the Series 2000-1 Supplement and Section 4.10 of the Series 2000-1 Asset Purchase Agreement.

          "Class" shall mean, with respect to any Series, any one of the classes of Investor Certificates of that Series as specified in the related Supplement.

          "Clean-Up Call Repurchase Price" shall have the meaning assigned in subsection 9.02(a) of the Pooling Agreement.

          "Clearing Agency" shall mean each organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

          "Clearstream" means Clearstream Banking, societe anonyme.

          "Closing Date" shall mean the Effective Date.

                                   Annex X-7

          "Code" shall mean the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder from time to time.

          "Collection Account Agreements" shall mean (i) on the Effective Date, each of the Collection Account Agreements, dated as of December 21, 2000 (or thereabout, between the Company and the Collection Account Bank, and (ii) after the Effective Date, any other collection account agreement entered into by the Company and an Eligible Institution, in each case substantially in the form attached as Schedule 3 to the Contribution Agreement.

          "Collection Account Bank" shall mean any bank holding a Collection Account or a Master Collection Account which initially will be ABN AMRO, Citibank, Lloyds TSB and Bank of America and thereafter, any Eligible Institution appointed by the Company to be the Collection Account Bank.

          "Collection Accounts" shall mean the accounts established and maintained by the Company in accordance with the Collection Account Agreements and into which Collections shall be deposited.

          "Collections" shall mean all collections and all amounts received in respect of the Receivables in which a Participation has been granted to the Trust and in which a security interest was granted in favor of the Trustee for the benefit of the Certificateholders, including Recoveries, Adjustment Payments, indemnification payments made by the Master Servicer, an Originator or the Company and payments received in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including, without limitation, collections evidenced by an account, note, instrument, letter of credit, security, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds" of the Receivables as defined in Section 9-306 of the applicable UCC.

          "Commercial Paper" shall mean the short-term promissory notes of PARCO issued in the United States commercial paper market.

          "Commission" shall have the meaning assigned to such term in the Subscription Agreement.

          "Common Depositary" shall mean, with respect to the Series 2000-2 Term Certificates, Chase, London, in its capacity as common depositary for the respective accounts of the Foreign Clearing Agencies and any successors thereto.

          "Company" shall mean Huntsman Receivables Finance LLC, a limited liability company organized under the laws of the State of Delaware.

                                   Annex X-8

          "Company Concentration Accounts" shall mean the accounts which are established by the Trustee pursuant to Section 3.01(a)(i) of the Pooling Agreement and set forth in Schedule 1 to the Pooling Agreement.

          "Company Obligations" shall mean all obligations owed by the Company for commissions, fees, expenses, indemnifications, and all other obligations and liabilities of every nature of the Company, from time to time owed to the Trustee, each Funding Agent and the Investor Certificateholders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or thereafter incurred, whether on account of commissions, amounts owed and payable, incurred fees, indemnities, out-of-pocket costs or expenses (including, without limitation, all reasonable fees and disbursements of counsel) or otherwise which arise under any Transaction Document.

          "Company Receipts Accounts" shall mean the accounts established and maintained by the Company pursuant to Section 3.01(c)(i) of the Pooling Agreement and set forth in Schedule 1 to the Pooling Agreement, which are in existence from time to time and into which amounts due to the Company under the Pooling Agreement and any Supplement are deposited from time to time.

          "Company Subordinated Obligations" shall mean any Company Obligation or other liability designated as such in any Pooling and Servicing Agreement, each of which payment obligations and other liabilities shall (i) be subordinated and subject to the prior payment in full of all Company Unsubordinated Obligations then due, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company, but only a claim against the Company to the extent of funds available to the Company after satisfying all Company Unsubordinated Obligations then due.

          "Company Unsubordinated Obligations" shall mean all Company Obligations and other liabilities of the Company under any Pooling and Servicing Agreement that are not designated as Company Subordinated Obligations.

          "Company Exchange" shall have the meaning assigned in subsection 5.11(a) of the Pooling Agreement.

          "Conduit Assignee" shall mean any special purpose vehicle issuing indebtedness in the commercial paper market that is administered by Chase.

          "Confidential Information" shall have the meaning assigned to such term in Section 8.16 of the Contribution Agreement.

          "Contract" shall mean an agreement between an Originator and an Obligor (including but not limited to, a written contract, an invoice, a purchase order or an open account) pursuant to or under which such Obligor shall be obligated to make payments in respect of any Receivable or any Related Property to such Originator from time to time.

                                   Annex X-9

          "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Contribution Agreement" shall mean the U.S. Contribution Agreement dated as of December 20, 2000 between Huntsman International, as contributor, and the Company, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

          "Contribution Date" has the meaning set forth in Section 2.01(a) of the Contribution Agreement.

          "Contribution Value" has the meaning set forth in Section 2.02 of the Contribution Agreement.

          "Contributor" shall mean Huntsman International LLC.

          "Contributor Adjustment Payment" shall have the meaning assigned to such term in Section 2.06(a) of the Contribution Agreement.

          "Contributor Dilution Adjustment Payment" shall have the meaning assigned to such term in Section 2.05 of the Contribution Agreement.

          "Contributor Indemnification Payment" shall have the meaning assigned to such term in Section 2.06(b) of the Contribution Agreement.

          "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the Effective Date is located at Chase Manhattan House International Financial Services Centre, Dublin 1, Ireland.

          "Credit Enhancement" shall have the meaning ascribed to such term in the Asset Purchase Agreement for the respective Series.

          "Credit Enhancer" shall mean, with respect to any Series, that Person, if any, designated as such in the applicable Supplement.

          "CT Corporation" shall mean CT Corporation Inc.

          "Daily Report" shall mean a report prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement on each Business Day, substantially in the form of Exhibit C attached to the Pooling Agreement. For the avoidance of doubt, the copy of the Daily Report transmitted to the Trustee pursuant to Section 2.01(d) of the Contribution Agreement shall be signed by the Master Servicer but the Daily Report transmitted to the Company pursuant to section 2.01(a) of the Contribution Agreement shall not be signed by any party.

                                  Annex X-10

          "Days Sales Outstanding" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the number of days equal to the product of (i) 91 and (ii) the amount obtained by dividing (A) the aggregate Principal Amount of Receivables as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date, by (B) the aggregate Principal Amount of Receivables contributed by the Contributor to the Company (and with respect to which thereafter the Company has granted the Participation to the Trust and a security interest in favor of the Trustee for the benefit of the Certificateholders) for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

          "Defaulted Receivable" shall mean any Eligible Receivable (a) which is unpaid in whole or in part (other than as a result of a Dilution Adjustment) for more than sixty (60) days after its original due date or (b) which is a Charged-Off Receivable prior to sixty (60) days after the original due date.

          "Deficit" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Definitive Certificates" shall have the meaning assigned in Section
5.12 of the Pooling Agreement.

          "Delinquency Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the aggregate unpaid balance of Receivables contributed by the Contributor to the Company (and with respect to which the Company has granted a Participation and a security interest to the Trust) that were thirty one (31) to sixty (60) days past due during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables contributed by the Contributor to the Company (and, in each case, the Company has granted a Participation and a security interest to the Trust) during the third prior Settlement Period (including the Settlement Period ended on such day).

          "Depository" shall mean, with respect to any Series, the Clearing Agency designated as the "Depository" in the related Supplement.

          "Depository Agreement" shall mean, with respect to any Series, an agreement among the Company, the Trustee and a Clearing Agency, in a form reasonably satisfactory to the Trustee, and the Company.

          "Depository Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Dilution Adjustment" shall mean any payment adjustments (including, without limitation, payment adjustments arising as a result of any reconciliation, but excluding any adjustments to correct clerical errors on invoices that do not reduce the Principal Amount thereof) of any Eligible Receivables, the amount owing for any cancellations (unless replaced on the same Business Day as the day of cancellation with an invoice or invoices relating to the same transaction of equal or greater Principal

                                  Annex X-11

Amount) and the amount of any other reduction of any payment under any Receivable, in each case granted or made by an Originator to the related Obligor; provided, however, that a "Dilution Adjustment" does not include any
         --------  -------
Charged-Off Receivable, any Timely Payment Discount or any Volume Rebate.

          "Dilution Horizon" shall mean in relation to any Receivable the number of days from the date on which such Receivable was created until the earlier of
(i) the date on which a Dilution Adjustment with respect to such Receivable is issued by the Originator and (ii) the date on which the Originator receives notice that a Dilution Adjustment will have to be issued in respect of such Receivable.

          "Dilution Horizon Factor" shall mean, for any six-month period following the Effective Date (beginning and ending on a Settlement Report Date or for the first six-month period, beginning on the Effective Date and ending on a Settlement Report Date), a fraction, the numerator of which is the aggregate weighted average Dilution Horizon of the Originators (based upon the Dilution Adjustment of the selected Receivables) for such period (which shall be calculated by the Master Servicer, in accordance with its past procedures for such calculations, selecting a random sample of approximately 50 Dilution Adjustment memos from each Originator created during such period and determining the weighted average Dilution Horizon therefrom) and the denominator of which is 30.

          "Dilution Period" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables that were contributed by the Contributor to the Company (and thereafter a Participation and security interest were granted by the Company to the Trust), as applicable during the Settlement Period immediately preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor as of such Settlement Report Date and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date.

          "Dilution Ratio" shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate Principal Amount of Receivables that were contributed by the Contributor to the Company (and thereafter a Participation and security interest were granted by the Company to the Trust) during the immediately preceding Settlement Period (including the Settlement Period ended on such day).

          "Disclosure Documents" shall have the meaning assigned to such term in any subscription agreement.

          "Discounted Percentage" shall mean (i) with respect to the calculation of the Contribution Value attributed to the Receivables and other Receivable Assets to be contributed by the Contributor to the Company, a percentage agreed upon by the Contributor, and consented to by the Funding Agent (such consent not to be unreasonably

                                  Annex X-12
withheld) from time to time that reflects, among other factors, the historical rate at which Receivables are charged-off in accordance with the Policies and
(ii) with respect to the calculation of the related Contribution Value or Originator Purchase Price, a percentage agreed upon by the related Originator and the Contributor and consented to by the Funding Agent (such consent not to be unreasonably withheld) from time to time that reflects, among other factors, the historical rate at which Receivables are charged-off in accordance with the Policies of the related Originator.

          "Distribution Date" shall mean, (i) except as otherwise set forth in the applicable Supplement and in clause (ii) hereof, the 15th day of the month, or if such 15th day is not a Business Day, the next succeeding Business Day; and
(ii) with respect to any payments with respect to interest and principal in connection with the Series 2000-1 VFC Certificate, the maturity date of any Series 2000-1 Eurodollar Tranche, Series 2000-1 CP Tranche or Series 2000-1 Floating Tranche.

          "Dollars", "United States Dollars", "U.S. Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

          "Dutch Originator" shall mean (i) Huntsman ICI Holland BV and (ii) after the Series 2000-1 Issuance Date, any Approved Originator incorporated in the Netherlands.

          "Dutch Receivables" shall mean the Receivables originated by the Dutch Originator and sold to Huntsman International, then contributed, transferred, assigned and conveyed to the Company with respect to which a Participation and security interest were granted by the Company to the Trust.

          "Dutch Receivables Purchase Agreement" means the Dutch Receivables Purchase Agreement dated as of December 21, 2000 between Huntsman ICI Holland BV, as seller, and Huntsman International, as purchaser, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

          "Early Amortization Event" shall have, with respect to any Series, the meaning assigned in Section 7.01 of the Pooling Agreement (without taking into account any Supplements) and in any Supplement for such Series.

          "Early Amortization Period" shall have, with respect to any Series, the definition assigned to such term in Section 7.01 of the Pooling Agreement (without taking into account any Supplements) and in any Supplement for such Series.

          "Early Originator Termination" shall have the meaning assigned in
Section 7.01 of the applicable Origination Agreement.

          "Early Program Termination" shall have the meaning assigned in Section
7.02 of the applicable Origination Agreement.

          "ECI Holder" shall mean any holder of an Exchangeable Company Interest, but only to the extent of such Exchangeable Company Interest.

                                  Annex X-13

          "Effective Date" shall mean December 21, 2000.

          "Eligible Assignee" shall mean the Series 2000-1 APA Banks, and with respect to any Series 2000-1 Purchaser, any Person that (A) is a Conduit Assignee; or (B) (i) is a financial institution formed under the laws of any OECD Country provided that such Person, if not a financial institution organized
             --------
under the laws of the United States, is acting through a branch or agency located in the United States; (ii) has a short-term debt rating of at least "A-1" from S&P, and "P-1" from Moody's; and (iii) except as to the Series 2000-1 APA Banks which in any event shall be an Eligible Assignee, is reasonably acceptable to the Company.

          "Eligible Institution" shall mean (a) with respect to accounts in the United States a depositary institution or trust company (which may include the Trustee and its Affiliates) organized under the laws of the United States of America or any one of the States thereof or the District of Columbia; provided,
                                                                      --------
however, that at all times (i) such depositary institution or trust company is a
-------
member of the Federal Deposit Insurance Corporation, (ii) the unsecured and uncollateralized debt obligations of such depositary institution or trust company are rated in one of the two highest long-term or short-term rating categories by each Rating Agency and (iii) such depositary institution or trust company has a combined capital and surplus of at least $100,000,000 and (b) with respect to accounts outside the United States an entity authorized to accept deposits in the relevant jurisdiction which has unsecured and uncollateralized debt obligations rated in one of the two highest long-term or short-term rating categories by each Rating Agency.

          "Eligible Investments" shall mean any book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any OECD Country;

          (b) federal funds, demand deposits, time deposits or certificates of deposit of any depositary institution or trust company incorporated under the laws of the United States of America, any state thereof (or any domestic branch of a foreign bank) or any OECD Country and subject to supervision and examination by federal, state or foreign banking or depositary institution authorities; provided, however, that at the time of the
                            --------  -------
               investment or contractual commitment to invest therein the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies rating such investment in the highest investment category granted thereby;

                                  Annex X-14

         (c) commercial paper rated, at the time of the investment or contractual commitment to invest therein, in the highest rating category by each Rating Agency rating such commercial paper;

         (d) investments in money market funds (including funds for which the Trustee or any of its Affiliates is investment manager or adviser) rated in the highest rating category by each Rating Agency rating such money market fund (provided that, if such
                                                     --------
               Rating Agency is S&P, such rating shall be "AAA");

         (e) bankers acceptances issued by any depository institution or trust company referred to in clause (b) above;

         (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America, any OECD Country or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America or such OECD Country, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; or

         (g) any other investment upon satisfaction of the Rating Agency Condition with respect thereto;

          provided that "Eligible Investments" shall exclude any obligations
          --------
which are

         (i) issued by the United Kingdom government or by any governmental entity or body (whether local or national) of the United Kingdom;

         (ii) issued by a company resident in the United Kingdom (or by any other body of persons having its main seat of business in the United Kingdom);

         (iii) issued by a company (or other body of persons) through a branch situated in the United Kingdom or for the purposes of a business carried on in the United Kingdom;

         (iv)  secured on assets situated in the United Kingdom; or

         (v) represented by instruments in bearer form which instruments are at any time physically situated in the United Kingdom; or

         (vi) represented by instruments in registered form which are registered in a register kept in the United Kingdom.

                                  Annex X-15

          "Eligible Obligor" shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

          (a)  it is located in an Approved Obligor Country;

          (b) it is not Huntsman International LLC LLC or an Affiliate thereof; and

          (c) it is not the subject of any voluntary or involuntary bankruptcy proceeding.

          "Eligible Receivable" shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor that as of such date satisfies the following eligibility criteria:

          (a)  it is not a Defaulted Receivable;

          (b) the goods related to it shall have been shipped and the services related to it shall have been performed and such Receivable shall have been billed to the related Obligor;

          (c) it arose in the ordinary course of business from the sale of goods, products and/or services by the related Originator and in accordance with the Policies of such Originator and, at such date of determination, the related Origination Agreement has not been terminated as to such Originator;

          (d) it does not contravene any applicable law, rule or regulation and the related Originator is not in violation of any law, rule or regulation in connection with it, in each case which in any way would render such Receivable unenforceable or would otherwise impair in any material respect the collectibility of such Receivable;

          (e) it is not a Receivable for which an Originator has established a specific offsetting reserve; provided that a Receivable subject
                                            --------
               only in part to the foregoing shall be an Eligible Receivable to the extent not so subject;

          (f) it is not a Receivable with original payment terms in excess of 120 days from the first day of the month following the month in which an invoice was created ("Net Terms"); provided that
                                                           --------
               receivables related to Arch Chemical (or its successors or assigns) may have Net Terms of 180 days; and provided further that a receivable may have Net Terms greater than 120 days if the Rating Agency Condition is satisfied and each Funding Agent has consented thereto;

                                  Annex X-16

          (g) the related Originator or Obligor is not in default in any material respect under the terms of the Contract, if any, from which such Receivable arose;

          (h) all right, title and interest in such Receivable has been legally and validly sold to the Contributor by each Originator and contributed by Huntsman International to the Company pursuant to the related Origination Agreement;

          (i) (i) the Company will either have legal and beneficial ownership therein or a continuing first priority perfected security interest therein free and clear of all Liens other than Permitted Liens and Trustee Liens and (ii) such Receivable has been the subject of a grant of a Participation and security interest by the Company to the Trust and the subject of the grant of a continuing first priority perfected security interest therein from the Company to the Trust free and clear of all Liens other than such Permitted Liens and Trustee Liens;

          (j) the Contract related to such Receivables (i) expressly prohibits any offset, counterclaim, or defense with respect to such Receivables or (ii) does not contain such prohibition but (x) the Obligor with respect to such Receivables is not a purchaser of goods or services supplied by the Originator of such Receivables or (y) the Aggregate Receivables Amount has been reduced by the Potential Offset Amount;

          (k) it is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

          (l) as of the date of contribution or sale, as the case may be, of such Receivable, neither of the Company nor any Originator has
               (i) taken any action in contravention of the terms of any Transaction Document that would impair the rights of the Trustee or the Investor Certificateholders therein or (ii) failed to take any action required to be taken by the terms of any Transaction Document that was necessary to avoid impairing the rights therein of the Trustee or Investor Certificateholders with respect to such Receivables;

          (m) as of the date of purchase of such Receivable, each of the representations and warranties made in the Origination

                                  Annex X-17

               Agreements by the related Originator with respect to such Receivable is true and correct in all material respects;

          (n) at the time such Receivable was contributed by the Contributor to the Company under the Contribution Agreement, no Insolvency Event had occurred with respect to the Contributor or the Company;

          (o) the governing law of the related Contract is the law of an Approved Contract Jurisdiction;

          (p) it is not subject to any withholding taxes of any applicable jurisdiction or political subdivision and is assignable free and clear of any sales or other tax, impost or levy;

          (q)  the Obligor of which is not a Government Obligor;

          (r) either (i) the Contract related to such Receivable does not expressly prohibit, or require consent to be obtained from the related Obligor in connection with, a sale, transfer, assignment or conveyance of such Receivable, (ii) if such consent is required the related Obligor has consented in writing in accordance with the terms of the Contract and applicable laws or
               (iii) the Contract related to such Receivable is governed by the laws of a State of the United States, the assignment thereof is subject to Section 9-318(4) of the UCC (or similar applicable provision) of such State which permits the effective assignment of such Receivable and the related rights under such Contract against the Obligor of such Receivable notwithstanding the failure of the assignor to obtain the consent of the Obligor in connection with such assignment;

          (s)  it is denominated and payable only in an Approved Currency;

          (t) the Obligor of which has not defaulted on any payment obligation to an Originator at any time during the three year period preceding the contribution or sale of such Receivable to the Company, other than any payments which the Obligor has disputed in good faith;

          (u) either the Trust is excluded from the definition of "investment company" pursuant to Rule 3a-7 under the 1940 Act, or such Receivable is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the 1940 Act;

          (v) all required consents, approvals, authorizations or notifications necessary for the creation and enforceability of such Receivable and the effective contribution by the Contributor to the Company and grant of a Participation and grant of a security interest by the

                                  Annex X-18

               Company to the Trust shall have been obtained or made with respect to such Receivable;

          (w) constitutes an account (and not an "instrument" or "chattel paper" unless such "instrument" or "chattel paper" has been stamped in the manner set forth in Section 2.01(b) of the Pooling Agreement) within the meaning of Section 9-106 of the UCC that governs the perfection of the interest granted therein);

          (x) no Originator Termination Event has occurred with respect to the Originator of such Receivable; and

          (y) the Company is named as loss payee in a certificate of insurance issued in respect of such Receivable pursuant to the Marine Insurance Policy (where applicable).

          "Enhancement" shall mean, with respect to any Series, (i) the funds on deposit in or credited to any bank account (or subaccount thereof) of the Trust,
(ii) any surety arrangement, any letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, currency swap or other contract, agreement or arrangement, in each case for the benefit of any Investor Certificateholders of such Series, as designated in the applicable Supplement and (iii) the subordination of one Class of Investor Certificates in a Series to another Class in such Series or the subordination of any Interest to the Investor Certificates of such Series.

          "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" shall mean, with respect to any Person, any trade or business (whether or not incorporated) that is a member of a group of which such Person is a member and which is treated as a single employer under Section 414 of the Code.

          "Euro" shall mean the legal currency of the member states of the European Union that adopt the single currency in accordance with the European Community Treaty.

          "Euroclear" shall mean Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

          "Eurodollar Rate" shall mean, with respect to any Series 2000-1 Eurodollar Period, a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/16 of 1%) of (A) the rate obtained by dividing
(i) the applicable LIBOR Rate by (ii) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D of the Board of Governors of the Federal Reserve System (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable to the Funding Agent during such Series 2000-1 Eurodollar Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so

                                  Annex X-19
applicable, the daily average of such percentage for those days in such Series 2000-1 Eurodollar Period during which any such percentage shall be applicable) plus (B) the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/16 of 1%) as estimated by the Funding Agent for determining the current annual assessment payable by the Funding Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

          "European Originators" shall mean (i) Huntsman ICI Holland BV, Tioxide Europe Ltd. and Huntsman Petrochemicals (UK) Limited and (ii) after the Series 2000-1 Issuance Date, any originator which may be added pursuant to, and in accordance with, the provisions of Section 2.09 of the Pooling Agreement.

          "European Receivables Purchase Agreements" shall mean, collectively, the Dutch Receivables Purchase Agreement and the U.K. Receivables Purchase Agreement.

          "Exchange Date" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, assigned in subsection 5.11(a) of the Pooling Agreement.

          "Exchange Notice" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, assigned in subsection 5.11(a) of the Pooling Agreement.

          "Exchange Register" shall have the meaning assigned in subsection 5.10(a) of the Pooling Agreement.

          "Exchangeable Company Interests" shall mean the Company's exclusive beneficial ownership interest in the Participation Assets subject to any security interests granted by the Company under the Pooling Agreement.

          "Excluded Receivable" shall mean each Receivable participated to the Trust by the Company and/or a Participation in which has been granted, which is not an Eligible Receivable as of the relevant Receivables Purchase Date and which is identified on the Originator Daily Report and Daily Report as an Excluded Receivable.

          "Execution Date" shall mean the date of execution of the UK Receivables Purchase Agreement and the Contribution Agreement, which shall be at least one Business Day prior to the Effective Date.

          "Exempt Purchaser" shall have the meaning assigned to such term in the Subscription Agreement.

          "Existing Relevant Document" shall mean a Relevant Document which is already in existence and relating to Receivables which have already been made the subject of a Participation granted to the Trust by the Company.

                                  Annex X-20

          "Face Amount" shall have the meaning assigned to such term in the Asset Purchase Agreement.

          "Federal Funds Effective Rate" shall mean, for any day, an interest rate per annum equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. New York Time on such day on such transactions received by the Funding Agent from three (3) Federal funds brokers of recognized standing selected by it in its sole discretion.

          "Fee Letter" shall mean the Fee Letter, dated as of the date hereof, among the Company, the Funding Agent and the Series 2000-1 Initial Purchaser.

          "Final Offering Circular" shall mean the final offering circular which shall have been prepared or approved by Huntsman International and the Company together with any amendments or supplements thereto, which describes, among other things, the Series 2000-2 Term Certificates, the proposed use of proceeds from the sale of the Series 2000-2 Term Certificates, the business of Huntsman International, and the Company, the Participation Assets and due restrictions on resale and transfer of the Series 2000-2 Term Certificates.

          "Fiscal Period" shall have the meaning assigned to such term in the Servicing Agreement.

          "Force Majeure Delay" shall mean, with respect to the Master Servicer or any agent thereof, any cause or event which is beyond the control and not due to the negligence of the Master Servicer or such agent which delays, prevents or prohibits the Master Servicer's delivery of Daily Reports and/or Monthly Settlement Reports, including, without limitation, acts of God, or the elements and fire, but shall not include strikes; provided that no such cause or event
                                         --------
shall be deemed to be a Force Majeure Delay unless the Master Servicer shall have given the Company, the Trustee and each Funding Agent written notice thereof as soon as reasonably possible after the beginning of such delay.

          "Foreign Clearing Agency" shall mean each of Clearstream and Euroclear.

          "Foreign Government Obligor" shall mean any government of a nation or territory outside the United States or any subdivision thereof or any agency, department or instrumentality thereof.

          "Forward Rate" shall mean the forward exchange rate of the applicable maturity indicated by the FX Counterparty or the Trustee, for currency exchange into United States Dollars of the Pound Sterling, the Euro and any additional Approved Currency.

                                  Annex X-21

          "Fractional Undivided Interest" shall mean a fractional undivided interest, which, with respect to any Investor Certificate, can be expressed as a percentage of the interest in the Participation Assets represented by the Series or Class in which it was issued by taking the percentage equivalent of a fraction the numerator of which is the principal amount of such Investor Certificate and the denominator of which is the aggregate principal amount of all Investor Certificates of such Series or Class.

          "Funding Agent" shall mean, with respect to any Series, the Person, if any, so designated in the related Supplement.

          "Funding Account" shall have the meaning assigned in subsection 2.04(a) of the Series 2000-1 Asset Purchase Agreement.

          "Funding Amount" shall mean, with respect to any Series, the amount so designated in the Asset Purchase Agreement.

          "FX Counterparty" shall mean (i) on the Effective Date, The Chase Manhattan Bank; and (ii) thereafter any FX counterparty or counterparties in any FX Hedging Agreement, which has a short-term unsecured rating of at least "A-1" by S&P and "P-1" by Moody's and that is located outside the United Kingdom.

          "FX Hedging Agreements" shall mean each hedging agreement entered into by the Trustee and the FX Counterparty for the purpose of managing currency risk whether by way of forward exchange, cap, dollar, swap, forward rate agreement or otherwise.

          "GAAP" shall mean generally accepted accounting principles in the respective jurisdiction of incorporation of the relevant entity, as in effect from time to time.

          "General Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that (i) such action has been duly authorized by all necessary corporate action on the part of the Master Servicer, the Company or an Originator, as the case may be, (ii) any agreement executed in connection with such action constitutes a legal, valid and binding obligation of the Master Servicer, the Company or an Originator, as the case may be, enforceable against such party in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity or subject to similar exceptions), (iii) such action does not violate any organization documents or require any consent or filing thereunder, (iv) such action does not result in a breach of, or default under any material contractual obligation, or creation of any Lien, pursuant thereto and (v) any condition precedent to any such action specified in the applicable agreement, if any, has been complied with.

          "General Reserve Account" shall have the meaning assigned to such term in Section 3.01(a) of the Pooling Agreement.

                                  Annex X-22

          "Governmental Authority" shall mean any nation or government, any State or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Obligations" shall mean the obligations of the Master Servicer as set forth under Article VII of the Servicing Agreement.

          "Government Obligor" shall mean any U.S. Government Obligor, any U.S. State/Local Government Obligor or Foreign Government Obligor.

          "Holders" shall mean any or all of the Investor Certificateholders, the holders of Subordinated Company Interests and the holder of the Exchangeable Company Interests.

          "Huntsman BV" shall mean Huntsman ICI Holland BV, a limited liability company organized under the laws of The Netherlands and its successors and permitted assigns.

          "Huntsman Europe" shall mean Tioxide Europe Ltd., a corporation organized under the laws of England and Wales and its successors and permitted assigns.

          "Huntsman International" shall mean Huntsman International LLC, a limited liability company organized under the laws of the State of Delaware and its successors and permitted assigns.

          "Huntsman Group" means Huntsman International and its Subsidiaries.

          "Huntsman Propylene" means Huntsman Propylene Oxide Ltd., a limited partnership organized under the laws of Texas.

          "Huntsman (UK)" shall mean Huntsman (Petrochemicals) UK Limited, a corporation organized under the laws of England and Wales and its successors and permitted assigns.

          "Indebtedness" shall mean, with respect to any Person at any date, (i) all indebtedness of such Person for borrowed money, (ii) any obligation owed for the deferred purchase price of property or services which purchase price is evidenced by a note or similar written instrument, (iii) note payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) that portion of obligations of such Person under capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP and (v) all liabilities of the type described in the foregoing clauses (i) through (iv) secured by any Lien (other than Permitted Liens and Liens on Receivables that are not Receivables) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                                  Annex X-23

          "Indemnified Person" shall have the meaning assigned to such term in
Section 10.18 of the Pooling Agreement or Section 8(a) of the Subscription Agreement, as applicable.

          "Indemnifying Person" shall have the meaning assigned to such term in the Subscription Agreement.

          "Independent Public Accountants" shall mean, with respect to any Person, any independent certified public accountants of nationally recognized standing, or any successor thereto, (who may also render other services to the Company, the Master Servicer or an Originator); provided that such firm is
                                                --------
independent with respect to such Person within the meaning of Rule 2-01(b) of Regulation S-X under the Securities Act.

          "Ineligibility Determination Date" shall have the meaning assigned in subsection 2.05(a) of the Pooling Agreement.

          "Ineligible Receivable" shall, (i) as used in the Origination Agreements, have the meaning specified in each Origination Agreement, and (ii) as used in all other Transaction Documents, have the meaning specified in subsection 2.05(a) of the Pooling Agreement.

          "Information" shall have the meaning specified in Exhibit G to the Series 2000-1 Supplement.

          "Initial Contribution" shall mean the first contribution (if any) of Receivables and Receivables Assets related thereto, made pursuant to section
2.01 of the Contribution Agreement.

          "Initial Contribution Date" shall mean the date on which the Initial Contribution is made.

          "Initial Invested Amount" means (a) in respect of the Series 2000-1, the Series 2000-1 Initial Invested Amount, (b) in respect of the Series 2000-2, the Series 2000-2 Initial Invested Amount, and, in respect of any other Series, any other amount identified as the "Initial Investment Amount" for such Series in the Supplement for such Series.

          "Inland Revenue" shall mean the United Kingdom Inland Revenue Service.

          "Insolvency Event" shall mean, with respect to any Person, (i) a court having jurisdiction shall enter a decree or order for relief in respect of such Person in an involuntary case under Applicable Insolvency Laws, which decree or order is not stayed or any other similar relief shall be granted under any applicable federal, state or foreign law now or hereafter in effect and shall not be stayed; (ii)(A) an involuntary case is commenced against such Person under any Applicable Insolvency Law now or hereafter in effect, a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers

                                  Annex X-24
over such Person, or over all or a substantial part of the property of such Person, shall have been entered, an interim receiver, trustee or other custodian of such Person for all or a substantial part of the property of such Person is involuntarily appointed, a warrant of attachment, execution or similar process is issued against any substantial part of the property of such Person, and (B) any event referred to in clause (ii)(A) above continues for 60 days unless dismissed, bonded or discharged; (iii) such Person shall at its request have a decree or an order for relief entered with respect to it or commence a voluntary case under any Applicable Insolvency Law now or hereafter in effect, or shall consent to the entry of a decree or an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such Applicable Insolvency Law, consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (iv) the making by such Person of any general assignment for the benefit of creditors; (v) the inability or failure of such Person generally to pay its debts as such debts become due; or (vi) the Board of Directors of such Person authorizes action to approve any of the foregoing.

          "Institutional Accredited Investor" shall mean an institutional accredited investor, within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

          "Interest" shall mean any interest in the Participation Assets issued pursuant to the Pooling Agreement or any Supplement.

          "International Fuels" shall mean Huntsman International Fuels L.P., a limited partnership organized under the laws of Texas.

          "Invested Amount" shall, with respect to any Series be determined on the issuance date with respect to such Series.

          "Invested Percentage" shall, with respect to any Series, be determined on the issuance date with respect to such Series.

          "Investment" shall mean the making by the Company of any advance, loan, extension of credit or capital contribution to, the purchase of any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or the making by the Company of any other investment in, any Person.

          "Investment Earnings" shall have the meaning assigned in subsection 3.01(c) of the Pooling Agreement.

          "Investor Certificateholder" shall mean the holder of record of, or the bearer of, any Investor Certificates. On the Series 2000-1 Issuance Date the Investor Certificateholder shall be PARCO and thereafter will be the holder of record of, or the bearer of, any Investor Certificate issued with respect to a particular Series.

          "Investor Certificateholders' Interest" shall have the meaning assigned in subsection 3.01(b) of the Pooling Agreement.

                                  Annex X-25

          "Investor Certificates" shall mean the Certificates executed by the Trustee and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement, but shall not include the Exchangeable Company Interests, the Subordinated Company Interests or any other Interests held by the Company.

          "Issuance Date" shall mean, with respect to any Series, the date of issuance of such Series, or the date of any increase to the Invested Amount of such Series, as specified in the related Supplement.

          "Junior Claims" shall mean any and all rights of the Company of any kind in the Participation Assets (other than any rights of the Company in the Participation Assets with respect to the Exchangeable Company Interests, if any), including without limitation any right to receive any distribution pursuant to the terms of any Supplement (other than any right of the Company to receive any distribution with respect to the Exchangeable Company Interests, if any).

          "LIBOR Rate" shall mean, with respect to any Series 2000-1 Eurodollar Period, the rate at which deposits in dollars are offered to the Funding Agent, in the London interbank market at approximately 11:00 a.m. London time two (2) Business Days before the first day of such Series 2000-1 Eurodollar Period in an amount approximately equal to the Series 2000-1 Eurodollar Tranche to which the Eurodollar Rate is to apply and for a period of time approximately equal to the applicable Series 2000-1 Eurodollar Period.

          "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset; provided, however, that if a lien is imposed under Section 412(n) of the Code or
--------  -------
Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and after the time
(x)(i) any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee, the Rating Agencies and any Funding Agent a written statement of the amount of such lien together with written evidence of payment of such amount, or (ii) such lien expires pursuant to Section 412(n)(4)(B) of the Code or Section 302(f)(4)(B) of ERISA and (y) the Rating Agency Condition shall have been satisfied.

          "Lien Creation" shall mean the creation, incidence, assumption or suffering to exist by the Company or an Originator of any Lien upon the Receivables, Related Property or the proceeds thereof.

          "Limited Liability Company Agreement" shall mean the Limited Liability Company Agreement dated as of October 10, 2000, between the Contributor, as Shareholder and Donald J. Puglisi, as the Special Member.

                                  Annex X-26

          "Liquidation Servicer" shall mean PricewaterhouseCoopers and its successors and assigns.

          "Liquidation Servicer Agreement" shall mean the letter agreement, dated as of the Effective Date, between the Liquidation Servicer and the Trustee.

          "Liquidation Servicer Commencement Date" shall mean the date that the Trustee gives notice to activate the appointment of PricewaterhouseCoopers as the Liquidation Servicer, which shall take effect within no less than five (5) Business Days after the delivery of the Termination Notice by the Trustee to the Master Servicer.

          "Liquidation Servicing Fee" shall mean the fee payable to the Liquidation Servicer as set forth in the Liquidation Servicer Agreement.

          "Liquidity Fee Letter" shall have the meaning set forth in the Series 2000-1 Asset Purchase Agreement.

          "Local Business Day" shall mean, with respect to any Originator, any day other than (i) a Saturday or a Sunday and (ii) any other day on which commercial banking institutions or trust companies in the jurisdiction in which such Originator has its principal place of business, are authorized or obligated by law, executive order or governmental decree to be closed as set forth in
Schedule 4 to the Pooling Agreement.

          "Local Servicer" shall have the meaning assigned to such term subsection 2.02(a) of the Servicing Agreement.

          "Luxembourg Paying Agent" shall mean any Person authorized by the Trustee to act as the Luxembourg Paying Agent for the Series 2000-2 Term Certificates until a successor Luxembourg Paying Agent shall have become such pursuant to the applicable provisions of the Pooling Agreement, and thereafter "Luxembourg Paying Agent" shall mean such Luxembourg Paying Agent. Pursuant to the terms of the Pooling Agreement, the Trustee has initially appointed Chase Manhattan Bank Luxembourg S.A. as the Luxembourg Paying Agent.

          "Manager" shall mean Global Securitization Services, L.L.C., a Delaware limited liability company, as manager on behalf of PARCO, and its successors and assigns in such capacity.

          "Margin Stock" shall have the meaning given to such term in Regulation U of the Board.

          "Marine Insurance Policy" shall mean the policy number OMC 879 issued by Liberty Insurance Underwriters Inc. in favor of, amongst others, Huntsman Corporation.

          "Master Collection Accounts" shall have the meaning assigned to such term in Section 2.09 of the Contribution Agreement.

                                  Annex X-27

          "Master Servicer" shall mean Huntsman (Europe) BVBA, and any Successor Master Servicer under the Servicing Agreement.

          "Master Servicer Default" shall have, with respect to any Series, the meaning assigned to such term in Section 6.01 of the Servicing Agreement and, if applicable, as supplemented by the related Supplement for such Series.

          "Master Servicer Indemnification Event" shall have the meaning assigned to such term in subsection 5.02(b) of the Servicing Agreement.

          "Master Servicer Indemnified Person" shall have the meaning assigned to such term in subsection 5.02(a) of the Servicing Agreement.

          "Master Servicer Site Review" shall mean a review performed by the Liquidation Servicer of the servicing operations of the Master Servicer's central site location.

          "Material Adverse Effect" shall mean, if used with respect to a Person, (a) a material impairment of the ability of such Person to perform its obligations under the Transaction Documents, (b) a materially adverse effect on the business, operations, property or condition (financial or otherwise) of such Person, (c) a material impairment of the validity or enforceability of any of the Transaction Documents against such Person, (d) a material impairment of the collectibility of the Eligible Receivables taken as a whole and (e) a material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders of any Outstanding Series under or with respect to the Transaction Documents or the Eligible Receivables taken as a whole.

          "Monthly Servicing Fee" shall have the meaning assigned to such term in subsection 2.05(a) of the Servicing Agreement.

          "Monthly Settlement Report" shall mean a report prepared by the Master Servicer for each Settlement Period pursuant to Section 4.02 of the Servicing Agreement, in substantially the form of Exhibit C to the Pooling Agreement.

          "Moody's" shall mean Moody's Investors Service, Inc. or its succesors and assigns.

          "Multiemployer Plan" shall mean, with respect to any Person, a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which such Person or any ERISA Affiliate of such Person (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Obligor" shall mean, with respect to any Receivable, the party obligated to make payments with respect to such Receivable, including any guarantor thereof.

                                  Annex X-28

          "Obligor Limit" shall mean the amount set forth in the Receivables Specification and Exception Schedule attached to the Pooling Agreement as
Schedule 4 under the heading "Obligor Limit" which shall represent, at any date, with respect to an Eligible Obligor, the percentage of the Principal Amount of all Eligible Receivables in the Trust at such date which are due from such Eligible Obligor for the applicable ratings category of long-term senior debt of that Obligor, or if such Obligor is unrated and is a wholly-owned Subsidiary, then the applicable ratings category of long-term senior debt of such Obligor's parent (or such higher percentage upon satisfaction of the Rating Agency Condition); provided that if in relation to any Special Obligor, such Special
            --------
Obligor's Special Obligor Delinquency Ratio has exceeded 8% as reported on the most recent Monthly Settlement Report, the Obligor Limit for such Special Obligor shall become 8% and such Obligor Limit shall remain at 8% for at least three (3) next succeeding Settlement Periods, following which the limit for such Special Obligor will revert to the Obligor Limit as indicated in Schedule 4 attached to the Pooling Agreement, provided that the Special Obligor Delinquency
                                   --------
Ratio for such Special Obligor has not exceeded 8% in the last three (3) preceding Settlement Periods (including the Settlement Period ended on such date); provided, however, for purposes of this definition that all Eligible
       --------  -------
Obligors that are Affiliates of each other shall be deemed to be a single Eligible Obligor to the extent the Master Servicer has actual knowledge of the affiliation and in that case, the applicable debt rating for such group of Obligors shall be the debt rating of the ultimate parent of the group.

          If the ratings given by S&P and Moody's to the long-term senior debt of any Obligor (or the ultimate parent of the Obligor or the affiliated group of which such Obligor is a member, as the case may be) would result in different applicable percentages under Schedule 3 to the Pooling Agreement, the applicable percentage shall be the percentage associated with the lower rating, as between S&P's rating and Moody's rating, of such Obligor's (or such ultimate parent's, as the case may be) long-term senior debt; provided that: (i) if an Obligor (or
                                           --------
such ultimate parent, as the case may be) is not rated by one of the Rating Agencies, then such Obligor (or the ultimate parent, as the case may be) shall be deemed to be unrated unless the Rating Agency that does not rate the Obligor consents to the application of the rating given the Obligor by the Rating Agency that does give such a rating and (ii) if an Obligor (or such ultimate parent, as the case may) does not have a long-term senior debt rating from either of the Rating Agencies, but has a short-term senior debt rating, then the applicable percentage shall be the percentage associated with the long-term senior debt ratings that are equivalent to such short-term senior debt ratings as set forth in the table set forth in the Receivables Specification and Exception Schedule attached to the Pooling Agreement as Schedule 4 under the heading "Obligor Limit". The ratings specified in the table are minimums for each percentage category, so that a rating not shown in the table falls in the category associated with the highest rating shown in the table that is lower than that rating.

          "OECD Country" shall mean a country that is a member of the grouping of countries that are full members of the Organization of Economic Cooperation and Development.

                                  Annex X-29

          "Offer Letter" shall have the meaning assigned to such term in the UK Receivables Purchase Agreement.

          "One-Month LIBOR" shall mean, for any Accrual Period, the rate per annum, as determined by the Trustee, which is the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for U.S. Dollar deposits having a maturity of one month commencing on the first day of such Accrual Period that appears on Page 3750 of the Telerate System Incorporated Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of the Telerate System Incorporated Service, as determined by the Trustee for purposes of providing interest rates applicable to U.S. Dollar deposits having a maturity of one month in the London interbank market) at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Accrual Period. In the event that such rate is not so available at such time for any reason, then "One-Month LIBOR" for such Accrual Period shall be the rate at which U.S. Dollar deposits in a principal amount of not less than $1,000,000 maturing in one month are offered to the principal London office of the Trustee in immediately available funds in the London interbank market at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Accrual Period.

          "Opinion of Counsel" shall mean a written opinion or opinions of one or more counsel (who, unless otherwise specified in the Transaction Documents, may be internal counsel to the Company, the Master Servicer or an Originator) designated by the Company, the Master Servicer or an Originator, as the case may be, that is reasonably acceptable to the Trustee and the Funding Agent.

          "Optional Repurchase Percentage" shall have, with respect to any Series, the meaning assigned to such term in the related Supplement for such Series.

          "Optional Termination Notice" shall have, with respect to any Series, the meaning, if any, assigned in the related Supplement for such Series.

          "Original Principal Amount" shall mean, with respect to any Receivable, the Principal Amount of such Receivable as of the date on which such Receivable is contributed, sold or otherwise conveyed to the Contributor or the Company, as the case may be, under the applicable Origination Agreement.

          "Origination Agreements" shall mean (i) on the Series 2000-1 Issuance Date, the Contribution Agreement and the Receivables Purchase Agreements; and
(ii) after the Series 2000-1 Issuance Date, any contribution agreement or receivables purchase agreements entered into by the Company and any Additional Originator.

          "Originator" means any Approved Originator.

          "Originator Addition Date" shall have the meaning assigned to such term in Section 3.05 of the Receivables Purchase Agreement.

                                  Annex X-30

          "Originator Adjustment Payment" shall have the meaning assigned to such term in subsection 2.06(a) of the Origination Agreements.

          "Originator Adjustment Payment" shall have the meaning assigned to such term in subsection 2.06(a) of the Origination Agreements.

          "Originator Daily Report" shall mean a report prepared by an Originator on each date of contribution or sale, as the case may be, of Receivables to the Company pursuant to and in accordance with the applicable Origination Agreement, substantially in the form of Exhibit B to the Pooling Agreement which shall not in any event be signed by any party.

          "Originator Dilution Adjustment Payment" shall have the meaning assigned to such term in subsection 2.05 of the Receivables Purchase Agreements.

          "Originator Documents" shall have the meaning assigned to such term in subsection 7.03(b)(iii) of the Origination Agreements.

          "Originator Indemnification Event" shall have the meaning assigned to such term in subsection 2.06(b) of the Origination Agreements.

          "Originator Indemnification Payment" shall have the meaning assigned to such term in subsection 2.06(b) of the Origination Agreements.

          "Originator Indemnified Liabilities" shall have the meaning assigned to such term in Section 8.02 of the Origination Agreement.

          "Originator Payment Date" shall have the meaning assigned to such term in subsection 2.03(a) of the U.K. Receivables Purchase Agreement, the Dutch Receivables Purchase Agreement and the U.S. Receivables Purchase Agreement.

          "Originator Purchase Price" shall have the meaning assigned to such term in Section 2.02 of the U.K. Receivables Purchase Agreement, the Dutch Receivables Purchase Agreement and the U.S. Receivables Purchase Agreement.

          "Originator Termination Date" shall have the meaning assigned to such term in Section 7.01 of the Origination Agreements.

          "Originator Termination Event" shall have the meaning assigned to such term in Section 7.01 of the Origination Agreements.

          "Other Persons" shall have the meaning assigned to such term in subsection 2.10(a) of the Series 2000-1 Supplement.

          "Outstanding Amount Advanced" shall mean, on any date of determination, the aggregate of all Servicer Advances remitted by the Master Servicer out of its own funds pursuant to Section 2.06 of the Servicing Agreement and Section 4A.04

                                  Annex X-31
of the Pooling Agreement, less the aggregate of all related Servicer Advance Reimbursement Amounts received by the Master Servicer.

          "Outstanding Investor Certificates" shall mean, at any time, Investor Certificates issued pursuant to an effective Supplement for which the Series Termination Date has not occurred.

          "Outstanding Series" shall mean, at any time, a Series issued pursuant to an effective Supplement for which the Series Termination Date for such Series has not occurred.

          "PARCO" shall mean Park Avenue Receivables Corporation, a Delaware corporation, and any successor thereto.

          "PARCO Insolvency Event" shall have the meaning assigned such term in the Series 2000-1 Asset Purchase Agreement.

          "PARCO Interest" shall mean, on any date of determination, the Series 2000-1 Invested Amount less any interest therein transferred to the Series 2000-1 APA Banks pursuant to Section 2.01 of the Series 2000-1 Asset Purchase Agreement.

          "PARCO Invested Amount" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "PARCO Termination Event" shall have the meaning assigned such term in the Series 2000-1 Asset Purchase Agreement.

          "Participation"  shall have the meaning assigned to such term in
Section 2.01(a) of the Pooling Agreement.

          "Participation Assets" shall have the meaning assigned to such term in
Section 2.01(a) of the Pooling Agreement.

          "Participation Amount" shall have its meaning assigned to such term in
Section 2.01(a) of the Pooling Agreement.

          "Paying Agency Agreement" shall mean the Paying Agency Agreement dated as of December 21, 2000, between Huntsman International, Huntsman Receivable Finance Corp., Chase and the Luxembourg Paying Agent.

          "Paying Agent" shall mean any paying agent and co-paying agent appointed pursuant to Section 5.07 of the Pooling Agreement and, unless otherwise specified in the related Supplement of any Series and with respect to such Series, shall initially be Chase.

          "Payment Terms Factor" shall mean for each six-month period to occur after the Series 2000-1 Issuance Date, a fraction calculated by the Master Servicer, the numerator of which is the sum of (i) the weighted average payment terms (based upon the

                                  Annex X-32

Principal Amount of the Receivables and expressed as a number of days) for the Receivables contributed by the Contributor to the Company, as the case may be, (and a Participation and a security interest granted by the Company to the Trust) during such period and (ii) 60, and the denominator of which is 90.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any Person succeeding to the functions thereof.

          "Permitted Liens" shall mean, at any time, for any Person:

          (a) liens created pursuant to any Transaction Document;

          (b) liens for taxes, assessments or other governmental charges or levies (i) not yet due or (ii) with respect to which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person;

          (c) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which such Person shall at any time in good faith be prosecuting an appeal or proceeding for a review and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; and

          (d) liens, charges or other encumbrances or priority claims incidental to the conduct of business or the ownership of properties and assets (including mechanics', carriers', repairers', warehousemen's and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith by appropriate actions or proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP.

          "Person" shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, Governmental Authority or other entity of whatever nature.

          "Placement Agent" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Plan" shall mean, with respect to any Person, any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code which is maintained for employees of such Person or any ERISA Affiliate of such Person.

                                  Annex X-33

          "Policies" shall mean the credit and collection policies of the Approved Originators, a copy of any of which are in writing has been previously delivered to the Trustee and the Funding Agent, prior to or on the Effective Date, as the same may be amended, supplemented or otherwise modified from time to time provided further that material changes to such Policies must be approved by the Funding Agent.

          "Pooling Agreement" shall mean the Pooling Agreement, dated as of December 21, 2000, among the Company, the Master Servicer, the Servicer Guarantor and the Trustee, as the same may be amended, supplemented or otherwise modified from time to time, and including, unless expressly stated otherwise, each Supplement.

          "Pooling and Servicing Agreements" shall have the meaning assigned to such term in subsection 10.01(a) of the Pooling Agreement.

          "Potential Early Amortization Event" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute an Early Amortization Event under the Pooling Agreement or under any Supplement.

          "Potential Master Servicer Default" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Master Servicer Default under the Servicing Agreement or any Supplement.

          "Potential Offset Amount" shall mean an amount determined by the Local Servicer and equal to the amount of any known potential offset, counterclaim, or defense with respect to an Eligible Receivable, and further aggregated by the Master Servicer for the purposes of calculating the Aggregate Receivable Amount.

          "Potential Originator Termination Event" shall mean any condition or act that, with the giving of notice or the lapse of time or both, would constitute an Originator Termination Event

          "Potential Program Termination Event" shall mean any condition or act that, with the giving of notice or the lapse of time or both, would constitute a Program Termination Event.

          "Potential Series 2000-1 Early Amortization Event" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Series 2000-1 Early Amortization Event.

          "Potential Series 2000-2 Early Amortization Event" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Series 2000-2 Early Amortization Event.

          "Pound Sterling" shall mean the legal currency of the United Kingdom.

          "Principal Amount" shall mean, with respect to any Receivable, the unpaid principal amount due thereunder.

                                  Annex X-34

          "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, assigned to such term in subsection 5.11 of the Pooling Agreement.

          "Principal Transfer Agent" shall have the meaning assigned to such term in the Paying Agency Agreement.

          "Program Costs" shall have, with respect to any Series, the meaning assigned to such term in the related Supplement for such Series.

          "Program Termination Event" shall have the meaning assigned to such term in Section 7.02 of the Origination Agreements.

          "Pro-Rata Share" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Publication Date" shall have the meaning assigned to such term in subsection 7.02(a) of the Pooling Agreement.

          "Purchased Percentage" shall have the meaning assigned to such term in the Series 2000-1 Supplement.

          "Purchaser Letter" shall mean a Purchaser Letter in substantially the form attached as Exhibit F to the Series 2000-2 Supplement.

          "Purchaser's Acquisition Cost" shall have the meaning assigned to such term in the Form of Transfer Supplement attached as Exhibit A to the Series 2000-1 Asset Purchase Agreement.

          "Purchaser's Funding Balance" shall have the meaning assigned to such term in the Form of Transfer Supplement attached as Exhibit A to the Series 2000-1 Asset Purchase Agreement.

          "Qualified Institutional Buyer" shall have the meaning assigned to such term in Rule 144A(a) under the Securities Act.

          "Rating Agency" shall mean, with respect to each Outstanding Series, any rating agency or agencies designated as such in this Annex X; provided that
                                                                  --------
(i) in the event that no Outstanding Series has been rated, then for purposes of the definitions of "Eligible Institution" and "Eligible Investments", "Rating Agency" shall mean S&P and Moody's; (ii) except as provided in (i), in the event no Outstanding Series has been rated, any reference to "Rating Agency" or the "Rating Agencies" shall be deemed to have been deleted from the Pooling Agreement, except that references to the term "Rating Agency Condition" shall not be deemed deleted, but shall be modified as set forth under the definition of such term.

          "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Company, the Master Servicer, any Funding

                                  Annex X-35

Agent and the Trustee in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of any Outstanding Series or any Class of any such Outstanding Series with respect to which it is a Rating Agency; provided that in the event that an Outstanding
                             --------
Series has not been rated, any reference to a "Rating Agency Condition" shall be deemed to be a reference to the consent of Investor Certificateholders representing Fractional Undivided Interest aggregating not less than 50% of the Invested Amount of such Series with respect to such action.

          "Rating Confirmation" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Receivable" shall mean all the indebtedness and payment obligations of an Obligor to an Originator arising from the sale of merchandise or services by an Originator (and shall include, without limitation, the right of payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Obligor with respect thereto) and contributed by the Contributor to the Company directly or indirectly pursuant to an Origination Agreement.

          "Receivable Assets" shall, as used in the Origination Agreement, have the meaning assigned in subsection 2.01(a) thereof.

          "Receivables Contribution Date" shall mean, with respect to any Receivable, the Business Day on which the Company receives a contribution of such Receivable from the Contributor and grants a Participation and security interest in such Receivable to the Trust.

          "Receivables Purchase Agreements" shall mean (i) as of the Series 2000-1 Issuance Date, the U.S. Receivables Purchase Agreement, the U.K. Receivables Purchase Agreement and the Dutch Receivables Purchase Agreement; and
(ii) after the Series 2000-1 Isssuance Date, any receivables purchase agreement between Huntsman International and an Approved Originator.

          "Record Date" shall mean, with respect to the initial Distribution Date, the Business Day immediately preceding such Distribution Date and, with respect to any other Distribution Date, the last Business Day of the immediately preceding Settlement Period.

          "Recoveries" shall mean all amounts collected (net of out-of-pocket costs of collection) in respect of Charged-Off Receivables.

          "Regulation S" shall mean Regulation S promulgated under the Securities Act and any successor regulation thereto.

          "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                                  Annex X-36

          "Related Property" shall mean, with respect to any Receivable:

          (a) all of the applicable U.S. Originator's, the U.K. Originator's and the Dutch Originator's respective interest in the goods, if any, relating to the sale which gave rise to such Receivable;

          (b) all other security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by the applicable Obligor describing any collateral securing such Receivable; and

          (c) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

including in the case of clauses (b) and (c), without limitation, any rights described therein evidenced by an account, note, instrument, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security.

          "Relevant Amount" shall have the meaning assigned in Section 2.01(b) of the Series 2000-1 Supplement.

          "Relevant Clearing System" shall mean Clearstream and Euroclear or any clearing system which is a central securities depository for the Series 2000-2 Term Certificates.

          "Relevant Document" shall mean any document whether previously executed or expected to be executed in connection with the transfer of any Receivables which may have been sold or may in the future be sold pursuant to any agreement which may have been formed or may in the future be formed on acceptance of an offer contained in an Offer Letter which first-mentioned document:

          (i) would be necessarily required (A) to be produced as evidence in a court in the United Kingdom in order to enable the Company to enforce its rights in respect of such Receivables against the Obligors or (B) for any of the purposes described in Section 5.19(b)(ii) of the Contribution Agreement; and

          (ii) would be liable to ad valorem stamp duty if it did not fulfill the conditions for being eligible to be adjudicated free of stamp duty under Section 42 of Finance Act 1930.

          "Reportable Event" shall mean any reportable event as defined in
Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the
Code).

                                  Annex X-37

          "Reported Day" shall have the meaning assigned to such term in section
4.01 of the Servicing Agreement.

          "Required Subordinated Amount" shall have the meaning assigned to such term if any, set forth in the related Supplement.

          "Requirement of Law" shall mean for any Person the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Resignation Notice" shall have the meaning assigned to such term in subsection 6.02(a) of the Servicing Agreement.

          "Responsible Officer" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, any Assistant Vice President, Trust Officer or Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and
(ii) when used with respect to any other Person, any member of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or Manager (in the case of a limited liability company) of such Person.

          "Restricted Payments" shall have the meaning assigned to such term in subsection 2.08(l) of the Pooling Agreement.

          "Restricted Payments Test" shall mean, on any date of determination
(a) with respect to Series 2000-1, that the Series 2000-1 Target Receivables Amount is at least equal to the sum of the Series 2000-1 Adjusted Invested Amount and the Series 2000-1 Required Subordinated Amount and (b) with respect to any other outstanding Series, unless otherwise specified in the related Supplement, means that the Target Receivables Amount for such Series is at least equal to the sum of the Adjusted Invested Amount for such Series and the required subordinated or reserve amount for such Series.

          "Restricted Period" shall have the meaning assigned to such term in subsection 2.04(g)(i) of the Series 2000-2 Supplement.

          "Revolving Period" shall have, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement.

          "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

          "Sale Date" shall have the meaning assigned to such term in Section 2.01(a) of the U.S. Receivables Purchase Agreement.

                                  Annex X-38

          "Sale Notice" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Securities Act" shall mean the United States Securities Act of 1933, as amended.

          "Section 42 Exemption" shall mean exemption from stamp duty under
Section 42 of Finance Act 1930.

          "Senior Obligations" shall have the meaning assigned to such term in
Section 8.04 of the related Receivables Purchase Agreement.

          "Series" shall mean any series of Investor Certificates and any related Subordinated Company Interests, the terms of which are set forth in a Supplement.

          "Series Amount" shall mean any amount which is held in any Series Concentration Account and "Series Amounts" shall mean all such amounts.

          "Series 2000-1" shall mean the Series of Investor Certificates and the Subordinated Company Interests, the Principal Terms of which are set forth in the Series 2000-1 Supplement.

          "Series 2000-1 Accrued Expense Adjustment" shall mean, for any Business Day in any Accrual Period, the amount, if any, which may be less than zero, equal to the difference between (a) the entire amount of (i) the sum of all accrued and unpaid Series 2000-1 Daily Interest Expense from the beginning of such Accrual Period to and including such Business Day, (ii) the Series 2000-1 Monthly Servicing Fee, (iii) the aggregate amount of all previously accrued and unpaid Series 2000-1 Monthly Interest for prior Distribution Dates, (iv) the aggregate amount of all accrued and unpaid Series 2000-1 Additional Interest and
(v) all accrued Series 2000-1 Program Costs, in each case for such Accrual Period determined as of such day, and (b) the aggregate of the amounts transferred to the Series 2000-1 Non-Principal Concentration Subaccount on or before such day in respect of such Accrual Period pursuant to subsection 3A.03(a)(i) of the Series 2000-1 Supplement, before giving effect to any transfer made in respect of the Series 2000-1 Accrued Expense Adjustment on such day pursuant to the proviso to such subsection.

          "Series 2000-1 Accrued Expense Amount" shall mean, for each Business Day during an Accrual Period, the sum of (a) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 2000-1 Monthly Servicing Fee, (in the case of the foregoing clause (a), up to the amount thereof due and payable on the succeeding Distribution Date), (b) in the case of each Business Day of each Accrual Period, an amount equal to the amount of accrued and unpaid Series 2000-1 Daily Interest Expense in respect of such day,
(c) the aggregate amount of all previously accrued and unpaid Series 2000-1 Monthly Interest for prior Distribution Dates, (d) the aggregate amount of all accrued and unpaid Series 2000-1 Additional Interest and (e) all Series 2000-1 Program Costs that have accrued since the preceding Business Day.

                                  Annex X-39

          "Series 2000-1 Accrued Interest Subaccount" shall have the meaning assigned in subsection 3A.02(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Acquiring Purchaser" shall have the meaning assigned to such term in subsection 11.10(b) of the Series 2000-1 Supplement.

          "Series 2000-1 Acquisition Date" shall have the meaning assigned to such term in Section 7.01 of the Series 2000-1 Supplement.

          "Series 2000-1 Additional Interest" shall have the meaning assigned to such term in subsection 3A.04(b) of the Series 2000-1 Supplement

          "Series 2000-1 Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 2000-1 Invested Amount on such date, minus (ii) the amount on deposit in the Series 2000-1 Principal Concentration Subaccount on such date up to a maximum of the Series 2000-1 Invested Amount.

          "Series 2000-1 Aggregate Commitment Amount" shall mean, with respect to any Business Day, the aggregate amount of the Series 2000-1 Commitments of all Series 2000-1 APA Banks on such date, as reduced from time to time or terminated in their entirety pursuant to Section 2.08 of the Series 2000-1 Supplement.

          "Series 2000-1 Aggregate Unpaids" shall mean, at any time, an amount equal to the sum of (i) the Series 2000-1 Invested Amount, (ii) the aggregate amount of all previously accrued and unpaid Series 2000-1 Monthly Interest for prior Distribution Dates, (iii) the aggregate amount of all accrued and unpaid Series 2000-1 Additional Interest, (iv) any Series 2000-1 Commitment Fee payable to the Funding Agent for the benefit of the Series 2000-1 Purchasers, and (v) all other amounts owed (whether due or accrued) under the Transaction Documents by the Company or the Master Servicer to PARCO and the Series 2000-1 APA Banks at such time.

          "Series 2000-1 Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, that has been allocated to Series 2000-1.

          "Series 2000-1 Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, that has been allocated to Series 2000-1.

          "Series 2000-1 Allocated Receivables Amount" shall mean, on any date of determination, the lower of (i) the Series 2000-1 Target Receivables Amount on such day and (ii) the product of (x) the Aggregate Receivables Amount on such day times (y) the percentage equivalent of a fraction the numerator of which is the Series 2000-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

          "Series 2000-1 Amortization Period" shall mean the period following the Series 2000-1 Revolving Period and ending on the earlier of (a) the date when the Series

                                  Annex X-40

2000-1 Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the Series 2000-1 VFC Certificate and to the Funding Agent and the Series 2000-1 Purchasers under the Transaction Documents shall have been paid and (b) the Series 2000-1 Termination Date.

          "Series 2000-1 APA Bank" shall mean any APA Bank party to the Series 2000-1 Supplement and the Series 2000-1 Asset Purchase Agreement including such APA Bank's permitted successors or assigns.

          "Series 2000-1 Applicable Margin" shall mean on any date of determination, from and after the date of delivery of a Sale Notice or PARCO Insolvency Notice (i) for each Series 2000-1 Eurodollar Tranche applicable to Series 2000-1 VFC Certificate Interests held by the Series 2000-1 APA Banks, 1.25% per annum and (ii) for each Series 2000-1 Floating Tranche applicable to Series 2000-1 VFC Certificate Interests held by the Series 2000-1 APA Banks, 2.00% per annum.

          "Series 2000-1 Article VII Costs" shall mean any amounts due pursuant to Article VII of the Series 2000-1 Supplement.

          "Series 2000-1 Asset Purchase Agreement" shall mean the Asset Purchase Agreement, dated as of December 21, 2000 by and among PARCO, Chase, as Funding Agent, and the Series 2000-1 APA Banks from time to time party thereto and relating to the Trust, as the same from time to time may be amended, supplemented or otherwise modified and in effect.

          "Series 2000-1 Available Pricing Amount" shall mean, on any Business Day, the sum of (i) the Series 2000-1 Unallocated Balance plus (ii) the Series 2000-1 Increase, if any, on such date.

          "Series 2000-1 Benefited Purchaser" shall have the meaning assigned in
Section 11.12 of the Series 2000-1 Supplement.

          "Series 2000-1 Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) the greater of (1) 1.30 times the ABR in effect as of such day and (2) the Eurodollar Rate plus the Series 2000-1 Applicable Margin, each as in effect as of such day divided by (b) 365.

          "Series 2000-1 Certificate Rate" shall mean, on any date of determination, the average (weighted based on the respective outstanding amounts of the Series 2000-1 Floating Tranche, each Series 2000-1 CP Tranche and each Series 2000-1 Eurodollar Tranche) of the ABR, the Series 2000-1 CP Rate and Eurodollar Rate in effect on such day plus, in the case of the ABR and the Eurodollar Rate, the applicable Series 2000-1 Applicable Margin and in the case of the CP Rate the Series 2000-1 Utilization Fee Rate.

                                  Annex X-41

          "Series 2000-1 Collections" shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 2000-1 Invested Percentage on such Business Day and (ii) Aggregate Daily Collections.

          "Series 2000-1 Commitment" shall mean, as to any Series 2000-1 APA Bank, its obligation to purchase the Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date, to acquire all or part of the Series 2000-1 Initial Purchaser's Series 2000-1 VFC Certificate Interest and to maintain and, subject to certain conditions, increase, its Series 2000-1 Purchaser Invested Amount, in an aggregate amount, in each case, not to exceed at any one time outstanding the amount set forth opposite such Series 2000-1 APA Bank's name on Schedule 1 of the Series 2000-1 Supplement and Annex I of the Series 2000-1 Asset Purchase Agreement under the caption "Commitment", or in its Series 2000-1 Commitment Transfer Supplement as such amount may be reduced from time to time pursuant to subsection 2.08(e) of the Series 2000-1 Supplement; collectively, as to all Series 2000-1 APA Banks, the "Series 2000-1 Commitments".

          "Series 2000-1 Commitment Percentage" shall mean, as to any Series 2000-1 APA Bank and as of any date, the percentage equivalent of a fraction, the numerator of which is such Series 2000-1 APA Bank's Series 2000-1 Commitment as set forth on Schedule 1 of the Series 2000-1 Supplement and Annex I of the Series 2000-1 Asset Purchase Agreement or in its Series 2000-1 Commitment Transfer Supplement and the denominator of which is the Series 2000-1 Aggregate Commitment Amount as of such date.

          "Series 2000-1 Commitment Period" shall mean the period commencing on the Series 2000-1 Issuance Date and terminating on the Series 2000-1 Commitment Termination Date.

          "Series 2000-1 Commitment Reduction" shall have the meaning assigned to such term in subsection 2.08(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Commitment Termination Date" shall mean the earliest to occur of (a) the date on which all amounts due and owing to PARCO and the APA Banks in respect of the Series 2000-1 VFC Certificate have been indefeasibly paid in full to PARCO and the APA Banks (as certified by the Funding Agent), and the Series 2000-1 Aggregate Commitment Amount has been reduced to zero pursuant to Section 2.08 of the Series 2000-1 Supplement and Section 2.05 of the Series 2000-1 Asset Purchase Agreement and (b) the Series 2000-1 Scheduled Commitment Termination Date.

          "Series 2000-1 Commitment Transfer Supplement" shall mean a commitment transfer supplement substantially in the form of Exhibit B attached to the Series 2000-1 Supplement.

          "Series 2000-1 Concentration Subaccounts" shall have the meaning assigned to such term in subsection 3A.02(a) of the Series 2000-1 Supplement.

          "Series 2000-1 CP Rate" shall mean, with respect to any Series 2000-1 CP Rate Period, the rate equivalent to (i) the weighted average of the discount rates on all of

                                  Annex X-42
the Series 2000-1 CP Tranches issued at a discount and outstanding during the related Series 2000-1 CP Rate Period, converted to an annual yield-equivalent rate on the basis of a 360-day year, which rates shall include dealer fees and commissions and (ii) the weighted average of the annual interest rates payable on all interest-bearing PARCO Commercial Paper outstanding during the related Series 2000-1 CP rate period, on the basis of a 360-day year, which rates shall include dealer fees and commissions; provided that, to the extent that the
                                     --------
Series 2000-1 Invested Amount is funded by a specific issuance of PARCO's Commercial Paper, the "Series 2000-1 CP Rate" shall equal the rate or weighted average of the rates applicable to such issuance.

          "Series 2000-1 CP Rate Period" shall mean, with respect to any Series 2000-1 CP Tranche, a Settlement Period.

          "Series 2000-1 CP Tranche" shall mean a portion of the Series 2000-1 Invested Amount for which the Series 2000-1 Monthly Interest is calculated by reference to a particular Series 2000-1 CP Rate and a particular Series 2000-1 CP Rate Period.

          "Series 2000-1 Daily Interest Deposit" shall mean, for any Business Day, an amount equal to (i) the amount of accrued and unpaid Series 2000-1 Daily Interest Expense in respect of such day plus (ii) the aggregate amount of all previously accrued and unpaid Series 2000-1 Daily Interest Expense that has not yet been deposited in the Series 2000-1 Accrued Interest Subaccount plus (iii) the aggregate amount of all accrued and unpaid Series 2000-1 Additional Interest.

          "Series 2000-1 Daily Interest Expense" for any day in any Accrual Period, shall mean the sum of (A) the product of (i) the portion of the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 2000-1 Purchaser Invested Amount) allocable to the Series 2000-1 Floating Tranche on such day divided by 365 and (ii) the ABR plus the Series 2000-1 Applicable Margin in effect on such day plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day, (B) the product of (i) the portion of the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 2000-1 Purchaser Invested Amount) allocable to Series 2000-1 Eurodollar Tranches on such day divided by 360 and (ii) the Eurodollar Rate plus the Series 2000-1 Applicable Margin on such day in effect with respect thereto plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day and (C) the product of (i) the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 2000-1 Purchaser Invested Amount) allocable to Series 2000-1 CP Tranches on such day divided by 360 and (ii) the Series 2000-1 CP Rate plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day plus the accrued and unpaid Series 2000-1 Utilization Fee in respect of such day; provided, however, that for the purposes of calculating Series 2000-1 Monthly
--------  -------
Interest, the "Series 2000-1 Daily Interest Expense" for any day following the date of determination shall be based on the allocable portions of the Series 2000-1 Invested Amount, the ABR, Eurodollar Rate, the Series 2000-1 CP Rate and the applicable Series 2000-1 Margin and the Series 2000-1 Utilization Fee Rate, as of or in effect on such date of determination; provided, further, that for
                                                  --------
any such day during the continuation of a Series 2000-1 Early Amortization Period, the "Series 2000-1 Daily

                                  Annex X-43

Interest Expense" for such day shall be equal to the greater of (i) the sum of the amounts calculated pursuant to clauses (A), (B) and (C) above and (ii) the product of (x) the Series 2000-1 Invested Amount on such day divided by 365 and
(y) (A) the ABR in effect on such day plus 2.00% per annum or (B) the CP Rate plus 2.00% per annum.

          "Series 2000-1 Decrease" shall have the meaning assigned to such term in subsection 2.07(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Defaulting APA Bank" shall have the meaning assigned to such term in subsection 2.06(c) of the Series 2000-1 Supplement or to the term "Defaulting APA Bank" in subsection 2.02(b) of the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Dilution Reserve Ratio" shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

     DRR = [(c * d) + [(e-d) * (e/d)]] * f

where:

     DRR = Series 2000-1 Dilution Reserve Ratio;

     c  =  2.00;

     d = the twelve-month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

     e = the highest Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

     f  =  the Dilution Period.

           "Series 2000-1 Early Amortization Date Balance" shall have the meaning assigned to such term within the definition of "Termination Date Balance" in the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Early Amortization Event" shall have the meanings assigned to such term in Section 5.01 of the Series 2000-1 Supplement.

          "Series 2000-1 Early Amortization Period" shall have the meanings assigned to such term in Section 5.01 of the Series 2000-1 Supplement.

          "Series 2000-1 Euro Concentration Account" shall mean the account established by the Trustee pursuant to Section 3A.02 of the Supplement.

                                  Annex X-44

          "Series 2000-1 Eurodollar Period" shall mean, with respect to any Series 2000-1 Eurodollar Tranche:

          (a) initially, following a PARCO Termination Event or any other Series 2000-1 Purchase, the period commencing on such PARCO Termination Event or any other Series 2000-1 Purchase and ending one month thereafter; and

          (b) thereafter, each period commencing on the last day of the immediately preceding Series 2000-1 Eurodollar Period applicable to such Series 2000-1 Eurodollar Tranche and ending one month thereafter;

provided that, all of the foregoing provisions relating to Series 2000-1
--------
Eurodollar Periods are subject to the following:

               (1) if any Series 2000-1 Eurodollar Period would otherwise end on a day that is not a Business Day, such Series 2000-1 Eurodollar Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Series 2000-1 Eurodollar Period into another calendar month in which event such Series 2000-1 Eurodollar Period shall end on the immediately preceding Business Day;

               (2) any Series 2000-1 Eurodollar Period that would otherwise extend beyond the Series 2000-1 Revolving Period shall end on the last day of the Series 2000-1 Revolving Period; and

               (3) any Series 2000-1 Eurodollar Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Series 2000-1 Eurodollar Period) shall end on the last Business Day of a calendar month.

          "Series 2000-1 Eurodollar Tranche" shall mean a portion of the Series 2000-1 Invested Amount for which the Series 2000-1 Monthly Interest is calculated by reference to the Eurodollar Rate determined by reference to a particular Series 2000-1 Eurodollar Period.

          "Series 2000-1 Excess Program Costs" shall have the meaning assigned to such term within the definition of " Series 2000-1 Program Costs".

          "Series 2000-1 Excluded Taxes" shall have the meaning assigned to such term in subsection 7.03(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Floating Tranche" shall mean, on or after a PARCO Termination Event or any other Series 2000-1 Purchase, that portion of the Series 2000-1 Invested Amount not allocated to a Series 2000-1 Eurodollar Tranche for which the Series 2000-1 Monthly Interest is calculated by reference to the ABR.

                                  Annex X-45

          "Series 2000-1 Increase" shall have the meaning assigned to such term in subsection 2.05(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Increase Amount" shall have the meaning assigned to such term in subsection 2.05(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Increase Date" shall have the meaning assigned to such term in subsection 2.05(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Indemnified Amounts" shall have the meaning assigned to such term in subsection 2.10(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Indemnified Parties" shall have the meaning assigned to such term in subsection 2.10(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Initial Invested Amount" shall mean $175,000,000.

          "Series 2000-1 Initial Purchaser" shall mean PARCO, including its successors and assigns and excluding, however, the Series 2000-1 APA Banks as assignees pursuant to Section 2.06 of the Series 2000-1 Supplement.

          "Series 2000-1 Initial Purchaser Increase" shall have the meaning assigned to such term in the Series 2000-1 Supplement.

          "Series 2000-1 Initial Subordinated Interest Amount" shall mean the Series 2000-1 Subordinated Interest Amount on the Series 2000-1 Issuance Date.

          "Series 2000-1 Interest Shortfall" shall have the meaning assigned to such term in subsection 3A.04(b) of the Series 2000-1 Supplement.

          "Series 2000-1 Invested Amount" shall mean, on any date of determination, the aggregate sum of the Series 2000-1 Purchaser Invested Amount for each Series 2000-1 Purchasers on such date.

          "Series 2000-1 Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 2000-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined and (ii) during the Series 2000-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 2000-1 Revolving Period (provided
                                                                    --------
that if during the Series 2000-1 Amortization Period, the amortization periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 2000-1 Amortization Period commence, then, from and after the date the last of such series commences its Amortization Period, the numerator

                                  Annex X-46
shall be the Series 2000-1 Allocated Receivables Amount as of the end of the Business Day preceding such date) and the denominator of which is the greater of
(A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

          "Series 2000-1 Issuance Date" shall mean December 21, 2000.

          "Series 2000-1 Loss Amount" shall have the meaning assigned to such term within the definition of "Loss Amount" in the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Loss Reserve Ratio" shall mean, on any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

               LRR = [(a * b)/c] * d * e

where:

     LRR = Series 2000-1 Loss Reserve Ratio;

     a = the aggregate Principal Amount of Receivables contributed by the Contributor to the Company (and in which a Participation and a security interest has been granted by the Company to the Trust) during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

     b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

     c  =  the Aggregate Receivables Amount as of the last day of the Settlement
           Period immediately preceding such earlier Settlement Report Date;

     d  =  2.00; and

     e  =  Payment Terms Factor.

           "Series 2000-1 Majority Purchasers" shall mean (i) on any day prior to the occurrence of a PARCO Termination Event, the Series 2000-1 Initial Purchaser and the Series 2000-1 APA Banks having, in the aggregate, more than 50% of the Series 2000-1 Aggregate Commitment Amount and (ii) on or after the occurrence of a PARCO Termination Event, the Series 2000-1 APA Banks having, in the aggregate, more than 50% of the Series 2000-1 Aggregate Commitment Amount.

          "Series 2000-1 Maximum Commitment Amount" shall mean initially $306,000,000, as such amount may be reduced from time to time in accordance with the Transaction Documents.

                                  Annex X-47

          "Series 2000-1 Maximum Invested Amount" shall mean, on any day, the lesser of (a) the Series 2000-1 Maximum Commitment Amount as of such day divided by 1.02 and (b) the Aggregate Receivables Amount as of such day minus the Series 2000-1 Required Subordinated Amount as of such day.

          "Series 2000-1 Maximum Percentage Factor" shall mean 100%.

          "Series 2000-1 Minimum Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Series 2000-1 VFC Certificate as follows:

          MR = (a * b) + c

where:

          MR = Series 2000-1 Minimum Ratio;

     a = the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

     b =  the Dilution Period; and

     c =  8%.

          "Series 2000-1 Monthly Interest" shall mean, with respect to any Accrual Period, the sum of the Series 2000-1 Daily Interest Expense for each day in such Accrual Period.

          "Series 2000-1 Monthly Interest Distribution" shall have the meaning assigned to such term in subsection 3A.04(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Monthly Interest Payment" shall have the meaning assigned to such term in subsection 3A.06(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Monthly Principal Payment" shall have the meaning assigned to such term in subsection 3A.05(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Monthly Servicing Fee" shall have the meaning assigned to such term in Section 6.01 of the Series 2000-1 Supplement

          "Series 2000-1 Non-Defaulting APA Bank" shall have the meaning assigned to such term in subsection 2.06(c) of the Series 2000-1 Supplement and
Section 2.02(b) of the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Non-Excluded Taxes" shall have the meaning assigned to such term in subsection 7.03(a) of the Series 2000-1 Supplement.

                                  Annex X-48

          "Series 2000-1 Non-Principal Concentration Subaccount" shall have the meaning assigned to such term in subsection 3A.02(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Other Taxes" shall have the meaning assigned to such term in subsection 7.03(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Participants" shall have the meaning assigned in subsection 11.10(f) of the Series 2000-1 Supplement

          "Series 2000-1 Percentage Factor" shall mean the fraction, expressed as a percentage, computed on any date of determination as follows: (i) the Series 2000-1 Target Receivables Amount on such date, divided by (ii) the Series 2000-1 Allocated Receivables Amount plus any funds on deposit in the subaccount for the General Reserve Account relating to Series 2000-1. The Series 2000-1 Percentage Factor shall be calculated by the Master Servicer on the Series 2000-1 Issuance Date. Thereafter, until the Series 2000-1 Termination Date, the Master Servicer shall recompute the Series 2000-1 Percentage Factor as of the close of business on each Business Day and report such recomputations to the Funding Agent in the Daily Report, Monthly Settlement Report and as otherwise requested by the Funding Agent. The Series 2000-1 Percentage Factor shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation shall be made, notwithstanding any additional Receivables arising or any Series 2000-1 Increase or Series 2000-1 Decrease during any period between computations of the Series 2000-1 Percentage Factor. The Series 2000-1 Percentage Factor shall remain constant at 100% at all times on and after the Series 2000-1 Termination Date until such time as the Funding Agent, on behalf of PARCO and the Series 2000-1 APA Banks, shall have received the Series 2000-1 Aggregate Unpaids in cash.

          "Series 2000-1 Pound Sterling Concentration Account" shall mean the account established by the Trustee pursuant to Section 3A.02 of the Supplement.

          "Series 2000-1 Principal Concentration Subaccount" shall mean the account established by the Trustee pursuant to Section 3A.02(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Program Costs" shall mean, for any Business Day, the sum of (i) all expenses, indemnities and other amounts due and payable to the Series 2000-1 Purchasers and the Funding Agent under the Pooling Agreement or the Series 2000-1 Supplement (including, without limitation, any Series 2000-1
Article VII Costs), (ii) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the Series 2000-1 VFC Certificate) and (B) a fraction, the numerator of which is the Series 2000-1 Aggregate Commitment Amount on such Business Day, and the denominator of which is the sum of (x) the Invested Amount on such Business Day for all Series then Outstanding (excluding Series 2000-1), and (y) the Series 2000-1 Aggregate Commitment Amount on such Business Day, and (iii) all unpaid fees and expenses due and payable to the Series 2000-1 Rating

                                  Annex X-49

Agencies; provided, however, that Series 2000-1 Program Costs shall not exceed
          --------  -------
$100,000 in the aggregate in any fiscal year of the Master Servicer (any amount of the foregoing expenses, indemnities and fees in excess of $100,000 shall be referred to herein as "Series 2000-1 Excess Program Costs").

          "Series 2000-1 Purchase" shall mean any assignment by the Series 2000-1 Initial Purchaser to the Series 2000-1 APA Banks of all or a portion of the Series 2000-1 Initial Purchaser's right, title and interest in and to the Series 2000-1 Purchaser Invested Amount pursuant to Section 2.01 of the Series 2000-1 Asset Purchase Agreement and Section 2.06 of the Series 2000-1 Supplement.

          "Series 2000-1 Purchase Amount" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Purchase Date" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Purchase Percentage" shall have the meaning assigned to such term in a Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Purchased Percentage" shall have the meaning assigned to such term in a Series 2000-1 Commitment Transfer Supplement substantially in the form attached as Exhibit B to the Series 2000-1 Supplement.

          "Series 2000-1 Purchase Price" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Purchaser" shall mean, prior to a PARCO Termination Event, the Series 2000-1 Initial Purchaser and each Series 2000-1 Acquiring Purchaser, and on and after a PARCO Termination Event or a Series 2000-1 Purchase, the Series 2000-1 APA Banks and each Series 2000-1 Acquiring Purchaser.

          "Series 2000-1 Purchaser Invested Amount" shall mean, (i) with respect to the Series 2000-1 Initial Purchaser on the Series 2000-1 Issuance Date, an amount equal to the Series 2000-1 Initial Invested Amount (ii) if the Series 2000-1 Initial Purchaser does not fund any or all of the Series 2000-1 Initial Invested Amount on such Series 2000-1 Issuance Date (x) with respect to the Series 2000-1 Initial Purchaser, the Series 2000-1 Initial Invested Amount so funded by the Series 2000-1 Initial Purchaser (y) with respect to the Series 2000-1 APA Banks an amount equal to such Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage of the Series 2000-1 Initial Invested Amount so funded by such Series 2000-1 APA Bank (iii) with respect to any date of determination after the Series 2000-1 Issuance Date, an amount equal to (a) the Series 2000-1 Initial Invested Amount allocable to the Series 2000-1 VFC Certificate Interest of such Series 2000-1 Purchaser on the immediately preceding Business Day, (or, with respect to the day as of which such Series 2000-1 Purchaser becomes a Series 2000-1 Purchaser, whether pursuant to Section 2.06 of the Series 2000-1 Supplement, by executing a counterpart of the Series 2000-1 Supplement, a Series 2000-1 Commitment Transfer Supplement or otherwise, the portion of the transferor's Series 2000-1 Purchaser

                                  Annex X-50

Invested Amount being purchased) plus (b) the amount of any Series 2000-1 Increase Amount pursuant to Section 2.05 of the Series 2000-1 Supplement made on such day minus (c) the amount of any distributions received and applied to such Series 2000-1 Purchaser pursuant to Section 2.07 or subsection 3A.06(c)(ii) of the Series 2000-1 Supplement on such day, minus (d) the aggregate Series 2000-1 Allocable Charged Off Amount allocable to the Series 2000-1 VFC Certificate Interest of such Series 2000-1 Purchaser on or prior to such date pursuant to subsection 3A.05(b)(ii) of the Series 2000-1 Supplement, plus (e) the aggregate Series 2000-1 Allocable Recoveries Amount allocate to the Series 2000-1 VFC Certificate Interest of such Series 2000-1 Purchaser on or prior to such date pursuant to subsection 3A.05(c)(i) of the Series 2000-1 Supplement.

          "Series 2000-1 Purchase Price Deficit" shall have the meaning assigned to such term in subsection 2.06(c) of the Series 2000-1 Supplement.

          "Series 2000-1 Rating Agencies" shall mean the collective reference to S&P and Moody's.

          "Series 2000-1 Ratio" shall mean the greater of (i) the sum of the Series 2000-1 Dilution Reserve Ratio and the Series 2000-1 Loss Reserve Ratio and (ii) the Series 2000-1 Minimum Ratio.

          "Series 2000-1 Reduction Percentage" shall mean, with respect to any Series 2000-1 Purchase for which there is a Series 2000-1 Loss Amount, the percentage equivalent of a fraction, the numerator of which is the Series 2000-1 Loss Amount for such Series 2000-1 Purchase and the denominator of which is the sum of (i) the Series 2000-1 Early Amortization Date Balance and (ii) the Series 2000-1 Loss Amount.

          "Series 2000-1 Register" shall have the meaning assigned to such term in subsection 11.10(d) of the Series 2000-1 Supplement.

          "Series 2000-1 Required APA Banks" shall mean, on any day, the Series 2000-1 APA Banks having, in the aggregate, more than 51% of the Series 2000-1 Aggregate Commitment Amount.

          "Series 2000-1 Required Subordinated Amount" shall mean (a) on any date of determination during the Series 2000-1 Revolving Period, an amount equal to the sum of:

               (i) an amount equal to the product of (A) the Series 2000-1 Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (B) a fraction the numerator of which is the Series 2000-1 Ratio and the denominator of which is one minus the Series 2000-1 Ratio;

               (ii) the product of (A) the Series 2000-1 Invested Amount (after giving effect to any increase or decrease thereof on such day) and (B) a fraction the numerator of which is the Series 2000-1 Carrying Cost

                                  Annex X-51

          Reserve Ratio in effect for the Accrual Period in which such day falls and the denominator of which is one minus the Series 2000-1 Ratio; and

               (iii) the product of (A) the aggregate Principal Amount of Receivables in the Trust on such day, (B) a fraction the numerator of which is the Series 2000-1 Adjusted Invested Amount on such day, and the denominator of which is the sum of (1) the Series 2000-1 Aggregate Commitment Amount on such day (after giving effect to any increase or decrease thereof on such day) and (2) the Invested Amount on such day for all other Series then outstanding and (C) a fraction the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Series 2000-1 Ratio;

and (b) on any date of determination during the Series 2000-1 Amortization Period, an amount equal to the Series 2000-1 Required Subordinated Amount on the last Business Day of the Series 2000-1 Revolving Period; provided that such
                                                         --------
amount shall be adjusted on each Special Allocation Settlement Report Date, if any, as set forth in subsection 3A.05(b)(i) and subsection 3A.05(c)(ii) of the Series 2000-1 Supplement.

          "Series 2000-1 Revolving Period" shall mean the period commencing on the Series 2000-1 Issuance Date and terminating on the earlier to occur of the close of business on (i) the date on which a Series 2000-1 Early Amortization Period is declared to commence or automatically commences and (ii) the Series 2000-1 Commitment Termination Date.

          "Series 2000-1 Scheduled Commitment Termination Date" shall mean 364 days after the Effective Date, as may be extended for an additional 364 days from time to time in writing by PARCO, the Funding Agent and the Series 2000-1 APA Banks.

          "Series 2000-1 Subordinated Interest Amount" shall mean, for any date of determination, an amount equal to (i) the Series 2000-1 Allocated Receivables Amount minus (ii) the Series 2000-1 Adjusted Invested Amount.

          "Series 2000-1 Subordinated Interest Increase Amount" shall have the meaning assigned to such term in subsection 2.05(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Subordinated Interest Reduction Amount" shall have the meaning assigned in subsection 2.07(b) of the Series 2000-1 Supplement.

          "Series 2000-1 Subordinated Interests" shall have the meaning assigned to such term in subsection 2.02(b) of the Series 2000-1 Supplement.

          "Series 2000-1 Supplement" shall mean the Supplement to the Pooling Agreement relating to the Series 2000-1 Investor Certificates.

          "Series 2000-1 Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 2000-1 Adjusted Invested Amount on such day and (ii) the Series 2000-1 Required Subordinated Amount for such day.

                                  Annex X-52

          "Series 2000-1 Term" shall mean, with respect to each Series 2000-1 Commitment of a Series 2000-1 Purchaser, the period beginning on the Series 2000-1 Issuance Date and terminating on the Series 2000-1 Commitment Termination Date.

          "Series 2000-1 Transfer Effective Date" shall have the meaning specified in the Form of Transfer Supplement attached as Exhibit A to the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Transfer Effective Notice" shall have the meaning specified in the form of Transfer Supplement attached as Exhibit A to the Series 2000-1 Asset Purchase Agreement.

          "Series 2000-1 Transfer Issuance Date" shall mean the date on which a Series 2000-1 Commitment Transfer Supplement becomes effective pursuant to the terms of such Series 2000-1 Commitment Transfer Supplement.

          "Series 2000-1 Concentration Accounts" shall have the meaning assigned to such term in subsection 3A.02(a) of the Series 2000-1 Supplement.

          "Series 2000-1 Unallocated Balance" shall mean, on any Business Day with respect to the APA Banks and the APA Banks' Series 2000-1 Purchaser Invested Amount, the sum of (A) the portion of the Series 2000-1 Invested Amount for which interest is then being calculated by reference to the ABR and (B) the portion of the Series 2000-1 Invested Amount allocated to any Series 2000-1 Eurodollar Tranche that expires on such Business Day.

          "Series 2000-1 Unused Fee" shall have the meaning assigned to such term in subsection 2.09(b) of the Series 2000-1 Supplement.

          "Series 2000-1 Unused Fee Rate" shall have the meaning assigned to such term in the Fee Letter.

          "Series 2000-1 U.S. Dollar Concentration Account" shall mean the account established by the Trustee pursuant to Section 3A.02 of the Series 2000-1 Supplement.

          "Series 2000-1 Utilization Fee" shall have the meaning assigned to such term in subsection 2.09(c) of the Series 2000-1 Supplement.

          "Series 2000-1 Utilization Fee Rate" shall have the meaning assigned to such term in the Fee Letter.

          "Series 2000-1 VFC Certificate" shall mean the Series 2000-1 VFC Certificate executed and authenticated by the Trustee, substantially in the form of Exhibit A attached to the Series 2000-1 Supplement.

          "Series 2000-1 VFC Certificate Interest" shall mean each undivided percentage interest in the Series 2000-1 VFC Certificate acquired by (i) the Series 2000-1

                                  Annex X-53

Initial Purchaser in connection with the initial purchase of such Series 2000-1 VFC Certificate or any Series 2000-1 Increase or (ii) any Series 2000-1 APA Bank becoming a Series 2000-1 Purchaser hereunder pursuant to a transfer in accordance with Section 2.03(a) of the Supplement of such Series 2000-1 VFC Certificate Interest or any Series 2000-1 Increase in the Series 2000-1 Invested Amount.

          "Series 2000-1 VFC Certificateholder" shall mean the registered holder of a Series 2000-1 VFC Certificate.

          "Series 2000-1 VFC Certificateholder's Interest" shall have the meaning assigned to such term in subsection 2.02(a) of the Series 2000-1 Supplement.

          "Series 2000-2" shall mean the Series of Investor Certificates and Subordinated Company Interests, the Principal Terms of which are set forth in the Series 2000-2 Supplement.

          "Series 2000-2 Accrued Expense Adjustment" shall mean, for any Business Day in any Accrual Period, the amount, if any, which may be less than zero, equal to the difference between (a) the entire amount of (i) the sum of all accrued and unpaid Series 2000-2 Daily Interest Expense from the beginning of such Accrual Period to and including such Business Day, (ii) the Series 2000-2 Monthly Servicing Fee, (iii) the aggregate amount of all previously accrued and unpaid Series 2000-2 Monthly Interest for prior Distribution Dates, (iv) the aggregate amount of all accrued and unpaid Series 2000-2 Additional Interest and
(v) all accrued Series 2000-2 Program Costs, in each case for such Accrual Period determined as of such day, and (b) the aggregate of the amounts transferred to the Series 2000-2 Non-Principal Concentration Subaccount on or before such day in respect of such Accrual Period pursuant to Section 3.02(b)(ii) of the Series 2000-2 Supplement, before giving effect to any transfer made in respect of the Series 2000-2 Accrued Expense Adjustment on such day pursuant to the proviso to such subsection.

          "Series 2000-2 Accrued Expense Amount" shall mean, for each Business Day during an Accrual Period, the sum of (a) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 2000-2 Monthly Servicing Fee (up to the amount thereof due and payable on the succeeding Distribution Date), (b) in the case of each of the first ten (10) Business Days in the Accrual Period, one-tenth of the Series 2000-2 Monthly Interest to be distributed on the next succeeding Distribution Date and (c) all Series 2000-2 Program Costs that have accrued since the preceding Business Day.

          "Series 2000-2 Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 2000-2 Invested Amount on such date, minus (ii) the amount on deposit in the Series 2000-2 Principal Concentration Subaccount on such date.

          "Series 2000-2 Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, that has been allocated to Series 2000-2.

                                  Annex X-54

          "Series 2000-2 Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, that has been allocated to Series 2000-2.

          "Series 2000-2 Allocated Receivables Amount" shall mean, on any date of determination, the lower of (i) the Series 2000-2 Target Receivables Amount on such day and (ii) the product of (a) the Aggregate Receivables Amount on such day times (b) the percentage equivalent of a fraction the numerator of which is the Series 2000-2 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

          "Series 2000-2 Amortization Period" shall mean the period commencing on the next Business Day following the earliest to occur of (i) the date on which a Series 2000-2 Early Amortization Period is declared to commence or automatically commences, (ii) the Series 2000-2 Optional Termination Date and
(iii) the Series 2000-2 Scheduled Revolving Termination Date and ending on the earlier of (i) the date when the Series 2000-2 Invested Amount shall have been reduced to zero and all accrued interest on the Series 2000-2 Term Certificates shall have been paid and (ii) the Series 2000-2 Termination Date.

          "Series 2000-2 Bearer Certificates" shall have the meaning assigned to such term in the Paying Agency Agreement.

          "Series 2000-2 Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount equal to (a) the product of (i) 2.0 times Days Sales Outstanding) as of such day and (ii) 1.30 times the Series 2000-2 Discount Rate as of such day, divided by (b) 360.

          "Series 2000-2 Class A Additional Interest" shall have the meaning assigned to such term in Section 3.03(b)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Adjusted Invested Amount" shall mean, on any date of determination, (i) the Series 2000-2 Class A Invested Amount on such date minus (ii) the amount on deposit in the Series 2000-2 Principal Concentration Subaccount (up to a maximum of the Series 2000-2 Class A Invested Amount).

          "Series 2000-2 Class A Bearer Certificates" shall have the meaning assigned to such term in Section 2.04(c)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Certificate" shall mean a Series 2000-2 Class A Certificate executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1, A-2 or A-3 attached to the Series 2000-2 Supplement.

          "Series 2000-2 Class A Certificate Rate" shall mean with respect to any date of determination, (a) in the case of the initial Series 2000-2 Class A Certificates, with respect to any Accrual Period, One-Month LIBOR for such Accrual Period plus the

                                  Annex X-55
interest rate set forth in the Series 2000-2 Supplement and (b) in the case of any additional Series 2000-2 Class A Certificates issued pursuant to Section
2.07 of the Series 2000-2 Supplement, the rate per annum set forth in the written direction delivered by the Company (or the Master Servicer on behalf of the Company) to the Trustee pursuant to Section 2.07(c) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Certificateholder" shall mean the Person who holds a Series 2000-2 Class A Temporary Global Certificate, a Series 2000-2 Class A Permanent Global Certificate or a Series 2000-2 Class A Bearer Certificate.

          "Series 2000-2 Class A Coupons" shall have the meaning assigned to such term in Section 2.04(c)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Initial Invested Amount" shall mean the amount set forth in the Series 2000-2 Supplement.

          "Series 2000-2 Class A Interest Shortfall" shall have the meaning assigned to such term in Section 3.03(b)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Series 2000-2 Class A Initial Invested Amount (plus the initial invested amount of any Series 2000-2 Class A Certificate issued subsequent to the Series 2000-2 Issuance Date) minus
(ii) the aggregate amount of distributions to the Series 2000-2 Class A Certificateholders (including the Holders of any such subsequently issued Series 2000-2 Class A Certificates) made in respect of principal on or prior to such date minus (iii) the aggregate Series 2000-2 Allocable Charged-Off Amount applied to the Series 2000-2 Class A Certificates on or prior to such date pursuant to Section 3.04(b)(iii) of the Series 2000-2 Supplement plus (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 2000-2 Allocable Recoveries Amount applied to the Series 2000-2 Class A Certificates on or prior to such date pursuant to Section 3.04(c)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Monthly Interest" shall have the meaning assigned to such term in Section 3.03(a)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Permanent Global Certificate" shall have the meaning assigned to such term in Section 2.04(b) of the Series 2000-2 Supplement.

          "Series 2000-2 Class A Ratio" shall mean, on any date of determination with respect to the Series 2000-2 Class A Certificates, the greater of (i) the sum of the Series 2000-2 Loss Reserve Ratio and the Series 2000-2 Dilution Reserve Ratio and (ii) the Series 2000-2 Minimum Ratio, in each case applicable to Series 2000-2 Class A Certificates.

          "Series 2000-2 Class A Temporary Global Certificate" shall have the meaning assigned in Section 2.03(a) of the Series 2000-2 Supplement.

                                  Annex X-56

          "Series 2000-2 Class B Additional Interest" shall have the meaning assigned to such term in Section 3.03(b)(ii) of the Series 2000-2 Supplement.

          "Series 2000-2 Class B Adjusted Invested Amount" shall mean, on any date of determination, (i) the Series 2000-2 Class B Invested Amount on such date minus (ii) the excess, if any, of the amount on deposit on such date in the Series 2000-2 Principal Concentration Subaccount over the Series 2000-2 Class A Invested Amount (up to a maximum of the Series 2000-2 Class B Invested Amount).

          "Series 2000-2 Class B Bearer Certificates" shall have the meaning assigned to such term in Section 2.04(c)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class B Certificate" shall mean a Series 2000-2 Class B Certificate executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B-1, B-2 or B-3 attached to the Series 2000-2 Supplement.

          "Series 2000-2 Class B Certificate Rate" shall be determined on the Series 2000-2 Issuance Date.

          "Series 2000-2 Class B Certificateholder" shall mean a Person who holds a Series 2000-2 Class B Temporary Global Certificate, a Series 2000-2 Class B Permanent Global Certificate or a Series 2000-2 Class B Bearer Certificate.

          "Series 2000-2 Class B Coupons" shall have the meaning assigned to such term in Section 2.04(c)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Class B Initial Invested Amount" shall be determined on the Series 2000-2 Issuance Date.

          "Series 2000-2 Class B Interest Shortfall" shall have the meaning assigned to such term in Section 3.03(b)(ii) of the Series 2000-2 Supplement.

          "Series 2000-2 Class B Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Series 2000-2 Class B Initial Invested Amount (plus the initial invested amount of any Series 2000-2 Class B Certificates issued subsequent to the Series 2000-2 Issuance Date) minus
(ii) the aggregate amount of distributions to the Series 2000-2 Class B Certificateholders (including the Holders of any such subsequently issued Series 2000-2 Class B Certificates) made in respect of principal on or prior to such date minus (iii) the aggregate Series 2000-2 Allocable Charged-Off Amount applied to the Series 2000-2 Class B Certificates on or prior to such date pursuant to Section 3.04(b)(ii) of the Series 2000-2 Supplement plus (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 2000-2 Allocable Recoveries Amount applied to the Series 2000-2 Class B Certificates on or prior to such date pursuant to Section 3.04(c)(ii) of the Series 2000-2 Supplement.

                                  Annex X-57

          "Series 2000-2 Class B Monthly Interest" shall have the meaning assigned to such term in Section 3.03(a)(ii) of the Series 2000-2 Supplement.

          "Series 2000-2 Class B Permanent Global Certificate" shall have the meaning assigned to such term in Section 2.04(b) of the Series 2000-2 Supplement.

          "Series 2000-2 Class B Ratio" shall mean, on any date of determination with respect to the Series 2000-2 Class B Certificates, the greater of (i) the sum of the Series 2000-2 Loss Reserve Ratio and the Series 2000-2 Dilution Reserve Ratio and (ii) the Series 2000-2 Minimum Ratio, in each case applicable to Series 2000-2 Class B Certificates.

          "Series 2000-2 Class B Temporary Global Certificate" shall have the meaning assigned to such term in Section 2.03(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Collections" shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 2000-2 Invested Percentage on the date of determination and (ii) Aggregate Daily Collections.

          "Series 2000-2 Concentration Subaccount" shall have the meaning assigned to such term in Section 3.01(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Coupon" shall have the meaning assigned to such term in the Paying Agency Agreement.

          "Series 2000-2 Daily Interest Expense" shall mean, for any Business Day during any Accrual Period, the sum of (a) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 2000-2 Monthly Interest to be distributed on the next succeeding Distribution Date (up to but not exceeding the full amount thereof), (b) the aggregate amount of all previously accrued and unpaid Series 2000-2 Daily Interest Expense (up to but not exceeding the full amount thereof) and (c) the aggregate amount of all accrued and unpaid Series 2000-2 Class A Additional Interest and Series 2000-2 Class B Additional Interest (up to but not exceeding the full amount thereof).

          "Series 2000-2 Depository" shall mean The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

          "Series 2000-2 Dilution Reserve Ratio" shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates, as the case may be, as follows:

     DRR = [(c * d) + [(e-d) * (e/d)]] * f

where:

     DRR = Series 2000-2 Dilution Reserve Ratio;

                                  Annex X-58
     c = with respect to Series 2000-2 Class A Certificates, 2.5, and with respect to Series 2000-2 Class B Certificates, 2.0;

     d = the twelve-month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

     e = the highest Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

     f =  the Dilution Period.

          "Series 2000-2 Discount Rate" shall mean, as of any date of determination, the sum of (a) the weighted average Series 2000-2 Class A Certificate Rate and Series 2000-2 Class B Certificate Rate in effect with respect to the outstanding Series 2000-2 Class A Certificates and Series 2000-2 Class B Certificates, respectively, as of the end of the Settlement Period immediately preceding the most recent Settlement Report Date and (b) an amount equal to (i) the aggregate amount of fees (other than the Series 2000-2 Servicing Fee and Series 2000-2 Program Costs) accrued with respect to the outstanding Series 2000-2 Term Certificates during the Settlement Period immediately preceding the most recent Settlement Report Date divided by (ii) the average daily Series 2000-2 Invested Amount during such Settlement Period.

          "Series 2000-2 Early Amortization Event" shall have the meanings assigned in Section 5.01 of the Series 2000-2 Supplement and Section 7.01 of the Pooling Agreement.

          "Series 2000-2 Early Amortization Period" shall have the meanings assigned in Section 5.01 of the Series 2000-2 Supplement and Section 7.01 of the Pooling Agreement.

          "Series 2000-2 ERISA Entity" shall mean (a) "an employee benefit plan" (as described in Section 3(3) of ERISA) or other retirement arrangement, individual retirement account or Keogh plan, whether or not it is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity or by the application of United States Department of Labor ("DOL") Regulation 2510.3-101.

          "Series 2000-2 Euro Accrued Interest Subaccount" shall mean an account opened by the Trustee pursuant to Section 3.01(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Excess Program Costs shall have the meaning assigned to such term within the definition of "Series 2000-2 Program Costs."

          "Series 2000-2 Foreign Investor" means any Series 2000-2 Term Certificateholder who is not a "United States Person".

                                  Annex X-59

          "Series 2000-2 Global Certificates" shall mean collectively, the Series 2000-2 Class A Temporary Global Certificates, the Series 2000-2 Class A Permanent Global Certificates, the Series 2000-2 Class B Temporary Global Certificates and the Series 2000-2 Class B Permanent Global Certificates.

          "Series 2000-2 Indemnified Amounts" shall have the meaning assigned to such term in Section 2.08(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Indemnified Parties" shall have the meaning assigned to such term in Section 2.08(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Initial Invested Amount" shall mean, collectively, the Series 2000-2 Class A Initial Invested Amount and the Series 2000-2 Class B Initial Invested Amount.

          "Series 2000-2 Initial Purchaser" shall mean Chase Manhattan International Limited.

          "Series 2000-2 Invested Amount" shall mean, collectively, the Series 2000-2 Class A Invested Amount and the Series 2000-2 Class B Invested Amount.

          "Series 2000-2 Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 2000-2 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-2 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined and (ii) during the Series 2000-2 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-2 Allocated Receivables Amount as of the end of the last Business Day of the Series 2000-2 Revolving Period (provided
                                                                    --------
that if during the Series 2000-2 Amortization Period, the Amortization Periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 2000-2 Amortization Period commence, then, from and after the date the last of such Series commences its Amortization Period, the numerator shall be the Series 2000-2 Allocated Receivables Amount on such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

          "Series 2000-2 Issuance Date" shall mean the date of the Series 2000-2 issuance.

                                  Annex X-60

          "Series 2000-2 Loss Reserve Ratio" shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates, as the case may be, as follows:

          LRR = [(a * b)/c] * d * e

where:
          LRR = Series 2000-2 Loss Reserve Ratio;

     a = the aggregate Principal Amount of Receivables contributed by the Contributor to the Company (and in which a Participation and a security interest has been granted by the Company to the Trust) during the three (3) Settlement Periods immediately preceding such earlier Settlement Report Date;

     b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve (12) consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

     c = the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date;

     d = with respect to the Series 2000-2 Class A Certificates, 2.5, and with respect to the Series 2000-2 Class B Certificates, 2.0; and

     e =  Payment Terms Factor.

          "Series 2000-2 Majority Term Certificateholders" shall mean, on any day, Series 2000-2 Term Certificateholders having, in the aggregate, more than 51% of the Series 2000-2 Invested Amount.

          "Series 2000-2 Minimum Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates, as the case may be, as follows:

          MR = (a * b) + c

where:

          MR = Series 2000-2 Minimum Ratio;

     a = the average of the Dilution Ratio during the period of the twelve (12) consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

     b =  the Dilution Period; and

                                  Annex X-61
     c = with respect to Series 2000-2 Class A Certificates, 10%, and with respect to Series 2000-2 Class B Certificates, 8%.

          "Series 2000-2 Monthly Interest" shall mean, collectively, the Series 2000-2 Class A Monthly Interest and the Series 2000-2 Class B Monthly Interest.

          "Series 2000-2 Monthly Principal Payment" shall have the meaning assigned to such term in Section 3.04 of the Series 2000-2 Supplement.

          "Series 2000-2 Monthly Servicing Fee" shall have the meaning assigned to such term in Section 6.01 of the Series 2000-2 Supplement.

          "Series 2000-2 Non-Principal Concentration Subaccounts" shall have the meaning assigned to such term in Section 3.01(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Paying Agent Accounts" shall have the meaning assigned to such term in Section 4.01(a) of the Series 2000-2 Supplement and subsection 4(A) of the Paying Agency Agreement.

          "Series 2000-2 Periodic Payment Coupons" shall have the meaning assigned in Section 4.01(b) of the Series 2000-2 Supplement and Subsection 4(c)(ii) of the Paying Agency Agreement.

          "Series 2000-2 Pound Sterling Accrued Interest Subaccount" shall have the meaning assigned in Section 3.01(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Principal Concentration Subaccount" shall have the meaning assigned to such term in Section 3.01(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Principal Paying Agent" shall mean Chase Manhattan Bank (Ireland) plc or its successor.

          "Series 2000-2 Program Costs" shall mean, for any Business Day, the sum of (i) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of any Series 2000-2 Term Certificates) on such Business Day and (B) a fraction, the numerator of which is the Series 2000-2 Invested Amount on such Business Day and the denominator of which is the sum of (1) the Series 2000-1 Aggregate Commitment Amount on such Business Day, and (2) the sum of the 2000-2 Investment Amount and the Invested Amounts with respect to all other Series then Outstanding and (ii) all unpaid fees and expenses due and payable to the Series 2000-2 Rating Agencies; provided, however, that Program Costs shall not exceed
                        --------  -------
$100,000 in the aggregate in any fiscal year of the Master Servicer (any amount of the foregoing expenses, indemnities and fees in excess of $100,000 shall be referred to herein as "Series 2000-2 Excess Program Costs").

          "Series 2000-2 Rating Agencies" shall mean the collective reference to S&P and Moody's and their successors and assigns.

                                  Annex X-62

          "Series 2000-2 Receivables Contribution Termination Date" shall have the meaning assigned to such term in subsection 2.06(b)(i) of the Series 2000-2 Supplement .

          "Series 2000-2 Receivables Contribution Termination Notice" shall have the meaning assigned to such term in subsection 2.06(b)(i) of the Series 2000-2 Supplement.

          "Series 2000-2 Reduction Threshold" shall mean, at any date of determination, $10,000,000.

          "Series 2000-2 Regulation S Certificate" shall mean the Certificate representing a Series 2000-2 Class A Certificate or Series 2000-2 Class B Certificate sold outside the United States in reliance on Regulation S issued in exchange for a Series 2000-2 Temporary Regulation S Certificate after the expiration of the "40-day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S) in substantially the form set forth in Exhibit A-3 or Exhibit B-3 attached to the Series 2000-2 Supplement.

          "Series 2000-2 Regulation S Exchange Date" shall mean the first Business Day following the expiration of a period of 40 days after the later to occur of (i) the offering of the Series 2000-2 Term Certificates and (ii) the Series 2000-2 Issuance Date.

          "Series 2000-2 Required Subordinated Amount" shall mean, (a) on any date of determination during the Series 2000-2 Revolving Period, an amount equal to the sum of:

               (i) an amount equal to the greater of (A) the difference between
          (I) the product of (x) the Series 2000-2 Class A Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (y) a fraction, the numerator of which is the Series 2000-2 Class A Ratio and the denominator of which is one minus the Series 2000-2 Class A Ratio and (II) the Series 2000-2 Class B Adjusted Invested Amount, and (B) the product of (x) the sum of the Series 2000-2 Class A Adjusted Invested Amount and the Series 2000-2 Class B Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (y) a fraction, the numerator of which is the Series 2000-2 Class B Ratio and the denominator of which is one minus the Series 2000-2 Class B Ratio; provided that whichever method of calculation pursuant to clauses (A)
          --------
          and (B) results in the greatest amount on any Settlement Report Date shall continue to be used as the method for the calculations to be made under this paragraph (i) on each day from and after such Settlement Report Date until (but not including) the immediately succeeding Settlement Report Date;

               (ii) the product of (A) the Series 2000-2 Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (B) a fraction, the numerator of which is the Series 2000-2

                                   Annex X-63

          Carrying Cost Reserve Ratio and the denominator of which is one minus the Series 2000-2 Class A Ratio; and

               (iii) the product of (A) the Principal Amount of Receivables in the Trust on such day, (B) a fraction, the numerator of which is the Series 2000-2 Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and the denominator of which is the sum of (1) the Series 2000-1 Aggregate Commitment Amount and
          (2) the sum of the 2000-2 Invested Amount and the Invested Amounts for all other Series then outstanding and (C) a fraction, the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Series 2000-2 Class A Ratio;

and (b) on any date of determination during the Series 2000-2 Amortization Period, an amount equal to the Series 2000-2 Required Subordinated Amount on the last Business Day of the Series 2000-2 Revolving Period; provided in the case of this clause (b) that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, as set forth in Section 3.04(b)(i) and Section 3.04(c)(iii) of the Series 2000-2 Supplement.

          "Series 2000-2 Revolving Period" shall mean the period commencing on the Series 2000-2 Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which a Series 2000-2 Early Amortization Period is declared to commence or automatically commences, (ii) the Series 2000-2 Optional Termination Date and (iii) the Series 2000-2 Scheduled Revolving Termination Date.

          "Series 2000-2 Scheduled Revolving Termination Date" shall be determined prior to the Series 2000-2 Issuance Date.

          "Series 2000-2 Subordinated Interests" shall have the meaning assigned in Section 2.02(b) of the Series 2000-2 Supplement.

          "Series 2000-2 Subsequent Issuance Date" shall mean each Distribution Date, if any, on which the Trustee issues additional Series 2000-2 Class A Certificates and Series 2000-2 Class B Certificates pursuant to Section 2.07 of the Series 2000-2 Supplement.

          "Series 2000-2 Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 2000-2 Adjusted Invested Amount on such day and (ii) the Series 2000-2 Required Subordinated Amount on such day.

          "Series 2000-2 Temporary Regulation S Certificate" shall mean the temporary Certificate initially representing the Series 2000-2 Class A Certificates or Series 2000-2 Class B Certificates sold outside the United States in reliance on Regulation S in substantially the form set forth in Exhibit A-2 or Exhibit B-2 attached to the Series 2000-2 Supplement.

                                   Annex X-64

          "Series 2000-2 Term Certificateholders" shall mean, collectively, the Series 2000-2 Class A Certificateholders and the Series 2000-2 Class B Certificateholders.

          "Series 2000-2 Term Certificateholders' Interest" shall have the meaning assigned in Section 2.02(a) of the Series 2000-2 Supplement.

          "Series 2000-2 Term Certificates" shall mean, collectively, those Investor Certificates designated as the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates.

          "Series 2000-2 Termination Date" shall be determined on the Series 2000-2 Issuance Date.

          "Series 2000-2 Concentration Accounts" shall have the meaning assigned in Section 3.01(a) of the Series 2000-2 Supplement.

          "Series 2000-2 U.S. Certificate" shall mean the Certificate representing the Series 2000-2 Class A Certificates and Series 2000-2 Class B Certificates sold within the United States in substantially the form set forth in Exhibit A-1 or Exhibit B-1 attached to the Series 2000-2 Supplement.

          "Series 2000-2 U.S. Dollar Accrued Interest Subaccount" shall have the meaning assigned in Section 3.01(a) of the Series 2000-2 Supplement.

          "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the Investor Certificateholders and the holders of the related Subordinated Company Interest of any Series or Class, as specified in any Supplement.

          "Series Class A Interest Shortfall" shall have the meaning assigned in subsection 3A.04(b)(i) of the Series 2000-2 Supplement.

          "Series Concentration Account" shall mean any account established by the Trustee for the benefit of the Investor Certificateholders which is established as a Series Concentration Account as contemplated in Section 3.01(a) of the Pooling Agreement.

          "Series Concentration Subaccount" shall have the meaning assigned to such term in subsection 3.01(a) of the Pooling Agreement.

          "Series Non-Principal Concentration Subaccount" shall have the meaning assigned in subsection 3.01(a) of the Pooling Agreement.

          "Series Principal Concentration Subaccount" shall have the meaning assigned in subsection 3.01(a) of the Pooling Agreement.

          "Series Termination Date" shall have, with respect to any Series, the meaning assigned in the related Supplement for such Series.

                                   Annex X-65

          "Servicer Advance" shall mean amounts deposited in any Approved Currency by the Master Servicer out of its own funds into any Series Concentration Account pursuant to Section 2.06 of the Servicing Agreement.

          "Servicer Advanced Reimbursement Amount" means any amount received or deemed to be received by the Master Servicer pursuant to Section 2.06 of the Servicing Agreement and Section 3A.02 of the Pooling Agreement of a Servicer Advance made out of its own funds.

          "Servicer Guarantor" shall mean Huntsman International and its successors and assigns.

          "Servicer Transfer" shall have the meaning assigned in Section 6.01 of the Servicing Agreement.

          "Servicing Agreement" shall mean the Servicing Agreement, dated as of December 21, 2000, among the Company, the Master Servicer, the Servicer Guarantor and the Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

          "Servicing Fee" shall have the meaning assigned to such term in subsection 2.05(a) of the Servicing Agreement.

          "Servicing Fee Percentage" shall mean 1.0% per annum.

          "Servicing Guarantee" shall mean the Servicing Guarantee under Article VII of the Servicing Agreement, executed by the Servicer Guarantor in favor of the Company and the Trustee on behalf of the Trust for the benefit of the Certificateholders.

          "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing (but not including) until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (ii) 360.

          "Settlement Period" shall mean initially the period commencing December 21, 2000 and ending on January 31, 2000. Thereafter, Settlement Period shall mean each fiscal month of the Master Servicer.

          "Settlement Report Date" shall mean, except as otherwise set forth in the applicable Supplement, the 10th day of each calendar month or, if such 10th day is not a Business Day, the next succeeding Business Day.

          "Share" shall mean a share held in the Company as described in the Limited Liability Company Agreement comprising all rights held and obligations owed by the holder of such share under the terms of the Limited Liability Company Agreement and applicable law.

                                   Annex X-66

          "Shareholder" shall mean a holder of Shares in the Company.

          "Significant Subsidiary" shall mean a subsidiary of Huntsman International whose assets comprise five percent (5%) or more of the Consolidated Total Assets of Huntsman International and its consolidated subsidiaries.

          "Special Allocation Settlement Report Date" shall have the meaning assigned to such term in subsection 3.01(e) of the Pooling Agreement.

          "Special Obligor" shall mean (i) the Approved Obligor which has a long-term rating of at least "A+"/"A1" by S&P and Moody's respectively and (ii) with respect to whom the percentage of the Principal Amount of the Eligible Receivables in the Company which are due from such Obligor represents more than 8% of the total Principal Amount of all Eligible Receivables in the Company on such date as reported on the Daily Report.

          "Special Obligor Delinquency Ratio" shall mean, as of the last day of each Settlement Period, and with respect to any Obligor which has been reported as Special Obligor on the at least one Daily Report during the three prior Settlement Periods (including the Settlement Period ended on such date), the percentage equivalent of a fraction, the numerator of which shall be the aggregate unpaid balance of Receivables from such Special Obligor contributed by the Contributor to the Company (and with respect to which the Company has granted a Participation and security interest to the Trust) that were thirty one
(31) to sixty (60) days past due during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables from such Special Obligor contributed by the Contributor to the Company (and with respect to which the Company has granted a Participation and security interest to the Trust) during the third prior Settlement Period (including the Settlement Period ended on such date).

          "Specified Bankruptcy Opinion Provisions" shall mean the factual assumptions (including those contained in the factual certificate referred to therein) and the actions to be taken by each U.S. Originator and the Company in the legal opinion of Clifford Chance Rogers & Wells LLP relating to certain bankruptcy matters delivered on each Issuance Date.

          "Spot Rate" shall mean, as of any date of determination, the foreign exchange rate provided by the FX Counterparty or the Trustee for which Pound Sterling, Euro, or other Approved Currency can be exchange for United States Dollars on such date of determination.

          "Stamp Duty" shall mean a reference to any stamp, registration or other transaction or documentary tax (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

          "Stamp Duty Group" shall mean each of the Company, Contributor and the UK Originator.

                                   Annex X-67

          "Stamp Duty Program Cure Period" shall have the meaning assigned to such term in Section 2.07(s) of the Pooling Agreement.

          "Stamp Duty Reserve Account" shall mean the account established by the Trustee pursuant to Section 3.01(a) of the Pooling Agreement.

          "Standby Liquidation System" shall mean a system satisfactory to the Liquidation Servicer by which the Liquidation Servicer will receive and store electronic information regarding Receivables from the Master Servicer which may be utilized in the event of a liquidation of the Receivables to be carried out by the Liquidation Servicer.

          "State/Local Government Obligor" shall mean any state of the United States or local government thereof or any subdivision thereof or any agency, department, or instrumentality thereof.

          "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which any Funding Agent is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Sterling" shall mean the legal currency of the United Kingdom.

          "Subordinated Company Interests" shall mean in relation to any Series, the entitlement to receive the amounts which are specified in the relevant Supplement as being payable to the holder of the Subordinated Company Interests for the Series concerned; such amounts designated to be paid out of the relevant Series Concentration Accounts and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the VFC Certificateholder of the relevant Series.

          "Subordinated Interest Amount" shall have, with respect to any Outstanding Series, the meaning assigned in the related Supplement for such Outstanding Series.

          "Subordinated Interest Register" shall have the meaning assigned to such term in subsection 5.11(d) of the Pooling Agreement.

          "Subordinated Loan" shall mean a loan by the Contributor to the Trust pursuant to Sections 5.01 and 11.16 of the Series 2000-1 Supplement or equivalent provisions of any other Series Supplement.

          "Subsidiary" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or

                                   Annex X-68
other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Successor Master Servicer" shall mean (a) prior to the occurrence of a Master Servicer Default, a Person nominated by the Master Servicer or a Person appointed by the Trustee or a Person which, at the time of its appointment as Servicer (i) is legally qualified and has the corporate power and authority to service the Receivables participated to the Trust, and (ii) has demonstrated the ability to service a portfolio of similar receivables in accordance with high standards of skill and care in the sole determination of the Master Servicer (b) following the occurrence of a Master Servicer Default, from the Liquidation Servicer Commencement Date, PricewaterhouseCoopers as the Liquidation Servicer; provided that no such Person shall be an Successor Servicer if it is a direct
--------
competitor of Huntsman (Europe) BVBA or any Significant Subsidiary.

          "Supplement" shall mean, with respect to any Series, a supplement to the Pooling Agreement complying with the terms of the Pooling Agreement, executed by the Company, the Master Servicer, the Trustee, the Servicer Guarantor and other parties listed therein in conjunction with the issuance of any Series.

          "Target Receivables Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement, or Annex of definitions relating thereto, as the Series Target Receivables Amount for such Outstanding Series.

          "Tax Opinion" shall mean, unless otherwise specified in the Supplement for any Series with respect to such Series or any Class within such Series, with respect to any action, an Opinion of Counsel of one or more outside law firms to the effect that, for United States federal income tax purposes, (i) such action will not adversely affect the characterization as debt of any Investor Certificates of any Outstanding Series or Class not retained by the Company,
(ii) in the case of Section 5.11 of the Pooling Agreement, the Investor Certificates of the new Series that are not retained by the Company will be characterized as debt and (iii) the Trust will be disregarded as an entity separate from the Company for U.S. federal income tax purposes.

          "Taxes" shall mean any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

          "Termination Notice" shall have the meaning assigned to such term in
Section 6.01 of the Servicing Agreement.

          "Timely Payment Discount" shall mean, for the purposes of determining the Aggregate Receivables Amount, an aggregate amount of cash discounts relating to the Receivables contributed by the Contributor to the Company (directly or indirectly), and granted by the Originators to the Obligors for prompt payment in accordance with a Contract.

                                   Annex X-69

          "Tioxide Americas" shall mean Tioxide Americas Inc., a corporation organized under the laws of The Cayman Islands, and its successors and permitted assigns.

          "Tranche" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Transaction Documents" shall mean the collective reference to the Pooling Agreement, the Servicing Agreement, each Supplement with respect to any Outstanding Series, the Origination Agreements, the Investor Certificates and any other documents delivered pursuant to or in connection therewith.

          "Transaction Parties" shall have the meaning assigned to such term in subsection 2.06(d) of the Series 2000-1 Supplement or Section 3.01 of the Series 2000-1 Asset Purchase Agreement.

          "Transaction Supplement" shall have the meaning assigned to such term in subsection 5.05(c) of the Asset Purchase Agreement.

          "Transactions" shall mean the transactions contemplated under each of the Transaction Documents.

          "Transfer Agent and Registrar" shall have the meaning assigned to such term in Section 5.03 of the Pooling Agreement and shall initially be the Trustee.

          "Transfer Deposit Amount" shall have the meaning assigned to such term in subsection 2.05(b) of the Pooling Agreement.

          "Transfer Effective Date" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Transferred Agreements" shall have the meaning assigned to such term in subsection 2.01(a)(vi) of the Pooling Agreement.

          "Transferred Percentage" shall have the meaning specified in the form of Transfer Supplement attached as Exhibit A to the Series 2000-1 Asset Purchase Agreement.

          "Trust" shall mean the Huntsman Master Trust created by the Pooling Agreement.

          "Trust Termination Date" shall have the meaning assigned in subsection 9.01(a) of the Pooling Agreement.

          "Trustee" shall mean the institution executing the Pooling Agreement as trustee, or its successor in interest, or any successor trustee appointed as therein provided.

                                   Annex X-70

          "Trustee Force Majeure Delay" shall mean any cause or event that is beyond the control and not due to the gross negligence of the Trustee that delays, prevents or prohibits the Trustee's performance of its duties under
Article VIII of the Pooling Agreement, including acts of God, floods, fire, explosions of any kind, snowstorms and other irregular weather conditions, unanticipated employee absenteeism, mass transportation disruptions, any power failure, telephone failure or computer failure in the office of the Trustee, including without limitation, failure of the bank wire system utilized by the Master Servicer or any similar system or failure of the Fed Wire system operated by the Federal Reserve Bank of New York and all similar events. The Trustee shall notify the Company as soon as reasonably possible after the beginning of any such delay.

          "Trustee Liens" shall mean any Liens in or on the Participation Assets created by the Trustee.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          "U.K. Originator" shall mean (i) Huntsman Europe and Huntsman (UK) and
(ii) after the Series 2000-1 Issuance date, any Approved Originator which originates Receivables to Obligors located in the United Kingdom.

          "UK Originator Daily Report" shall mean the report prepared by any UK Originator and attached to any offer Letter and forming part of any offer made by any UK Originator pursuant to Section 2.1 of the UK Receivables Purchase Agreement substantially in the Form of Schedule 2 to the UK Receivables Purchase Agreement;

          "U.K. Receivables" shall mean the Receivables originated by a U.K. Originator and sold to Huntsman International, then contributed, transferred, assigned and conveyed to the Company and thereafter participated by the Company to the Trust.

          "U.K. Receivables Purchase Agreement" means the U.K. Receivables Purchase Agreement dated as of December 20, 2000 between Huntsman Europe and Huntsman (UK), as sellers and Huntsman International, as purchaser, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

          "U.K. Tax Adviser" shall mean a reputable firm of lawyers of international standing which habitually advises on transactions similar in type and scale to the transactions reflected in the Transaction Documents and including partners who:

          (i)  are solicitors of the Supreme Court of England and Wales; and

          (ii) specialize in United Kingdom taxation (including stamp duty).

          "U.K. Tax Opinion" shall mean the opinion of Clifford Chance Limited Liability Partnership, dated December 21, 2000, relating to the United Kingdom taxation treatment of the Company in connection with the transactions reflected in the Transaction

                                   Annex X-71

Documents and the application of United Kingdom stamp duty to certain Relevant Documents.

          "Unaccrued Discount" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "United States" for purposes of geographic description shall mean the United States of America (including the States and the District of Columbia), its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands) and other areas subject to its jurisdictions.

          "United States Person" means an individual who is a citizen or resident of the United States, or a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

          "U.S. Dollars" shall mean the legal currency of the United States of America.

          "U.S. Dollar Shortfall" has the meaning specified in Section 3.01(d)(ii) of the Pooling Agreement.

          "U.S. Government Obligor" shall mean the United States government or any subdivision thereof or any agency, department or instrumentality thereof.

          "U.S. Originator" shall mean (i) Huntsman International, Tioxide Americas, Huntsman Propylene and International Fuels and (ii) after the Series 2000-1 Issuance Date, any Approved Originator which originates Receivables to Obligors located in the United States of America.

          "U.S. Receivables" shall mean the Receivables originated by a U.S. Originator and contributed, transferred, assigned and conveyed to the Company directly or indirectly and thereafter participated by the Company to the Trust.

          "U.S. Receivables Purchase Agreement" means the U.S. Receivables Purchase Agreement dated as of December 21, 2000, among Tioxide Americas, as a seller, Huntsman Propylene, as a seller, International Fuels, as a seller and Huntsman International, as purchaser, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

          "Variable Funding Certificate" or "VFC Certificate" shall have the meaning assigned in Section 5.11(a) of the Pooling Agreement.

          "VFC Certificate Income" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

                                   Annex X-72

          "VFC Certificate Non-Income" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement.

          "Volume Rebate Accrual" shall mean, for the purposes of determining the Aggregate Receivables Amount, the aggregate amount of outstanding Volume Rebate balances of Receivables as of the last Business Day.

          "Volume Rebate" shall mean a discount periodically granted by the Originator to Obligor, as stipulated in the Contract for achieving certain sales volume.

          "Withdrawal Liabilities" shall mean liability to a Multiemployer Plan, as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                                   Annex X-73